Filed pursuant to Rule 497(b) under

the Securities Act of 1933 File No. 333-279441

June 17, 2024

Dear Shareholder:

I am writing to inform you about an upcoming special meeting (the “Meeting”) of the shareholders of the following funds, each a series of The Advisors’ Inner Circle Fund III (“AIC”):

•	Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund;

•	Barrow Hanley Total Return Bond Fund;

•	Barrow Hanley Credit Opportunities Fund;

•	Barrow Hanley Floating Rate Fund;

•	Barrow Hanley US Value Opportunities Fund;

•	Barrow Hanley Emerging Markets Value Fund; and

•	Barrow Hanley International Value Fund (each, a “Barrow Hanley Fund” and collectively, the “Barrow Hanley Funds”).

The Meeting is being held to seek shareholder approval of the following proposals (each, a “Proposal,” and collectively, the “Proposals”) discussed below and in the accompanying Proxy Statement/Prospectus:

PROPOSALS: To approve the Agreement and Plan of Reorganization in substantially the form presented with respect to each Barrow Hanley Fund (the “Plan”), which provides for:

(i) the acquisition by Perpetual Americas Funds Trust, a Massachusetts business trust (“PAFT” or the “Acquiring Trust”), on behalf of its newly created series identified in the table below (each, an “Acquiring Fund,” and together, the “Acquiring Funds”), of all of the assets of a corresponding Barrow Hanley Fund (as identified in the table below), in exchange for shares of the corresponding class of the Acquiring Fund (as indicated in the table below) (the “Acquiring Fund Shares”), and the assumption by the Acquiring Trust, on behalf of the Acquiring Funds, of the liabilities of the Barrow Hanley Funds;

(ii) the distribution of Acquiring Fund Shares to the shareholders of the corresponding Barrow Hanley Fund according to their respective interests in the Barrow Hanley Fund and its respective share classes in complete liquidation of the Barrow Hanley Funds; and

(iii) the termination of the Barrow Hanley Funds as soon as practicable after the closing date, which is currently scheduled to take place at approximately 4 p.m. Eastern Standard Time on August 18, 2024.

The Advisors’ Inner Circle Fund III (Barrow Hanley Funds)		Perpetual Americas Funds Trust (Acquiring Funds)
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	→	Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund
Class I Shares	→	Institutional Class Shares
Barrow Hanley Total Return Bond Fund	→	Barrow Hanley Total Return Bond Fund
Class I Shares	→	Institutional Class Shares
Barrow Hanley Credit Opportunities Fund	→	Barrow Hanley Credit Opportunities Fund
Class I Shares	→	Institutional Class Shares
Barrow Hanley Floating Rate Fund	→	Barrow Hanley Floating Rate Fund
Class I Shares	→	Institutional Class Shares
Barrow Hanley US Value Opportunities Fund	→	Barrow Hanley US Value Opportunities Fund
Class I Shares	→	Institutional Class Shares
Barrow Hanley Emerging Markets Value Fund	→	Barrow Hanley Emerging Markets Value Fund
Class I Shares[1]	→	Institutional Class Shares
Barrow Hanley International Value Fund	→	Barrow Hanley International Value Fund
Class I Shares[1]	→	Institutional Class Shares

PROPOSAL: To vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

As discussed in more detail in the enclosed Proxy Statement/Prospectus, the adviser and sub-adviser to each of the Barrow Hanley Funds, Perpetual US Services, LLC (“Perpetual-PGIA”) and Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), respectively, have determined that it would be in the best interests of the shareholders to reorganize each of the Barrow Hanley Funds from AIC into newly created corresponding funds of the Acquiring Trust, which is managed by Perpetual Americas Funds Services (“PAFS”)2, in order to consolidate the Barrow Hanley Funds with other funds in the Acquiring Trust managed by PAFS (each a “Reorganization,” and together, the “Reorganizations”). Importantly, the portfolio managers for each Barrow Hanley Fund will remain the same and the investment objectives, investment policies and investment risks of the Acquiring Funds will remain substantially similar to those of the corresponding Barrow Hanley Funds as result of the Reorganizations. Barrow Hanley, the investment sub-adviser to the Barrow Hanley Funds, will serve as investment sub-adviser to the Acquiring Funds and will continue to be responsible for the day-to-day management of your Fund. The Reorganizations will not result in any increase in the advisory fees paid by shareholders. In fact, shareholders can expect to experience a lower expense ratio both before and, with the exception of the Target Total Return Bond Fund, after application of fee waivers and/or expense reimbursements, as a result of economies of scale achieved through and following the Reorganizations.

With respect to the Target Total Return Bond Fund, Perpetual-PGIA has contractually agreed to waive certain fees and reimburse certain expenses to the extent necessary to keep total annual fund operating expenses for Class I shares from exceeding 0.35% of the Fund’s daily net assets. PAFS proposes to continue these fee waivers and/or expense reimbursements for Institutional Class shares of the Acquiring Total Return Bond Fund through at least February 1, 2026. As such, the expense ratio of the Acquiring Total Return Bond Fund after fee waivers and/or expense reimbursements will be the same as that of the Target Total Return Bond Fund.

[1]

Class Y Shares of the Barrow Hanley Fund previously were converted to Class I Shares, and former shareholders of Class Y Shares of the Barrow Hanley Fund will receive Institutional Class Shares of the corresponding Acquiring Fund.

[2]	PAFS is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers to act in a sub-adviser capacity.

The Reorganizations are being proposed following the acquisition of Pendal Group Limited, the previous parent company of PAFS, by Perpetual Limited, the ultimate parent company of Perpetual-PGIA and Barrow Hanley. PAFS, Perpetual-PGIA, and Barrow Hanley, each now a subsidiary of Perpetual Limited following that acquisition, believe that the Reorganizations would benefit shareholders in a number of ways. PAFS, Perpetual-PGIA and Barrow Hanley expect that shareholders will experience lower expense ratios from certain economies of scale generated primarily through efficiencies in operational management and oversight, compliance oversight, sponsorship and governance matters, favorable service provider relationships, as well as enhanced distribution capabilities that stem from the Acquiring Funds being housed in the same mutual fund trust as other U.S. mutual funds advised by PAFS, and managed by other affiliates owned by Perpetual Limited, both through and following the Reorganizations. PAFS, Perpetual-PGIA, Barrow Hanley, and their parent company Perpetual Limited, also believe that the proposed Reorganizations will provide opportunities to increase the assets of the Barrow Hanley Funds through the established distribution network of PAFS.

As a result, Barrow Hanley has asked the Board of AIC (the “AIC Board”), and the AIC Board has unanimously agreed, subject to approval by the shareholders of the Barrow Hanley Funds, to reorganize the Barrow Hanley Funds into corresponding Acquiring Funds, which are newly created funds of PAFT. Each Reorganization would occur by transferring all the assets and liabilities of the respective Barrow Hanley Fund to its corresponding Acquiring Fund within PAFT, structured nearly identically to the respective Barrow Hanley Fund. If shareholders approve the Plan for your Barrow Hanley Fund, on the closing date of the Reorganizations, which is currently scheduled to take place at approximately 4 p.m. Eastern Standard Time on August 18, 2024, your Barrow Hanley Fund shares will be exchanged for full and fractional shares of the corresponding Acquiring Fund equal in value to the net asset value of your Barrow Hanley Fund shares immediately prior to the Reorganization. Following the Reorganizations, the Barrow Hanley Funds will be dissolved, and you will no longer be a shareholder of the Barrow Hanley Fund. Instead, you will be a shareholder of the newly created corresponding Acquiring Fund within PAFT that acquired the Barrow Hanley Fund’s assets. Importantly, approval of the Reorganizations will not result in any increase in the shareholder fees or expenses, nor any changes to the portfolio management team.

Each Reorganization is intended to qualify as a tax-free transaction for U.S. federal tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganizations. Shares will be exchanged as disclosed in the table above.

The approval of the Reorganization of one Barrow Hanley Fund is not contingent upon the approval of the Reorganization of another Barrow Hanley Fund. Therefore, if shareholders of one Barrow Hanley Fund do not approve the Reorganization, then that Barrow Hanley Fund will not be reorganized into its corresponding Acquiring Fund and the AIC Board will consider what further actions to take, if any, with respect to that Barrow Hanley Fund, which may include the continued solicitation of proxies for the Reorganization, the liquidation of that Barrow Hanley Fund or the continuation of that Barrow Hanley Fund within the AIC structure.

The Meeting is scheduled to be held at 11:00 a.m. Eastern time on August 5, 2024, at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456. If you are a shareholder of record as of the close of business on June 7, 2024, you are entitled to vote at the Meeting and at any adjournment thereof. Your vote is extremely important. While you are welcome to join us at the Meeting, it is anticipated that most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the Internet.

In order to record your vote on time, the Proxy Solicitor, EQ Fund Solutions, requests that shareholders holding Barrow Hanley Fund shares through financial advisers and intermediaries return their vote at least one day before the Meeting. Shareholders holding Barrow Hanley Fund shares directly with the Barrow Hanley Funds can vote online or by phone up to the time of the Meeting. Please see the enclosed Proxy Statement/Prospectus for more information about how to vote your shares.

More information on the specific details of and reasons for the proposed Reorganizations is contained in the enclosed Proxy Statement/Prospectus. Please read the enclosed materials carefully and case your vote on the Proxy Card. Please vote your shares promptly. Your vote is extremely important, no matter how many shares you own.

If you have any questions regarding the Proposals or Proxy Statement/Prospectus, please do not hesitate to call toll-free (866) 521-4198. Representatives will be available Monday through Friday, 9 a.m. to 10 p.m. Eastern time. Thank you for taking the time to consider these important Proposals and for your continuing investment in the Barrow Hanley Funds.

Sincerely,

/s/ Michael Beattie
Michael Beattie
President
The Advisors’ Inner Circle Fund III

A Proxy Card covering your Barrow Hanley Funds is enclosed along with the Proxy Statement/Prospectus.

VOTING IS QUICK AND EASY. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

To secure the largest possible representation at the Meeting, please vote as soon as possible, via the Internet, by telephone, or mark, sign, date and return your Proxy Card by mail. If you sign, date and return the Proxy Card but give no voting instructions, your shares will be voted “FOR” the proposals indicated on the card. You may revoke your proxy at any time at or before the Meeting.

Voting is quick and easy. Everything you need is enclosed. To cast your vote:

PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

If we do not hear from you after a reasonable amount of time, as determined at the discretion of EQ Fund Solutions, our proxy solicitor, you may receive a call from the proxy solicitor reminding you to vote.

THE BOARD OF TRUSTEES OF AIC RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

INSTRUCTIONS FOR SIGNING PROXY CARD(S)

The following general guidelines for signing Proxy Cards may be of assistance to you and will help avoid the time and solicitation expense involved in validating your vote if you fail to sign your Proxy Card properly.

1. Individual accounts: Sign your name exactly as it appears in the registration on the Proxy Card.

2. Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Proxy Card.

3. All other accounts: The capacity of the individual signing the Proxy Card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid signature

Corporate Accounts

(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts

(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts

(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/oJohn B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund

Barrow Hanley Total Return Bond Fund

Barrow Hanley Credit Opportunities Fund

Barrow Hanley Floating Rate Fund

Barrow Hanley US Value Opportunities Fund

Barrow Hanley Emerging Markets Value Fund

Barrow Hanley International Value Fund

Each a Series of The Advisors’ Inner Circle Fund III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 5, 2024

To the shareholders of the above listed funds (the “Target Funds”) of The Advisors’ Inner Circle Fund III (“AIC” or the “Target Trust”),

NOTICE IS HEREBY GIVEN that the Target Trust will hold a special meeting of shareholders (the “Meeting”) for the Target Funds at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456 on August 5, 2024 at 11:00 a.m. Eastern time. Any updates to the Meeting location can be found at: https://vote.proxyonline.com/barrowhanley/docs/2024mtg.pdf, and we encourage you to check this weblink prior to the Meeting if you plan to attend. The purpose of the Meeting is to consider and act upon the following proposals (each, a “Proposal,” and collectively, the “Proposals”):

a.	To approve the Agreement and Plan of Reorganization in substantially the form presented with respect to the Target Funds (the “Plan”), which provides for:

(i) the acquisition by Perpetual Americas Funds Trust, a Massachusetts business trust (the “Acquiring Trust”), on behalf of each of its newly created series identified in the first table below (each, an “Acquiring Fund,” and together, the “Acquiring Funds”), of all of the assets of a corresponding Target Fund (as identified in the first table below), in exchange for shares of the corresponding class of the Acquiring Fund (as indicated in the second table below) (“Acquiring Fund Shares”), and the assumption by the Acquiring Trust, on behalf of each Acquiring Fund, of the liabilities of each corresponding Target Fund;

(ii) the distribution of Acquiring Fund Shares to the shareholders of the corresponding Target Fund according to their respective interests in the Target Fund and its respective share classes in complete liquidation of the Target Funds; and

1

(iii) the termination of each Target Fund as soon as practicable after the closing date, which is currently scheduled to take place at approximately 4 p.m. Eastern Standard Time on August 18, 2024. Shareholders of each Target Fund will vote separately on the proposal to reorganize that Target Fund into its corresponding Acquiring Fund as shown below:

Target Fund (each a series of The Advisors’ Inner Circle Fund III)	Acquiring Fund (each a series of Perpetual Americas Funds Trust)	Proposal #
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	1
Barrow Hanley Total Return Bond Fund	Barrow Hanley Total Return Bond Fund	2
Barrow Hanley Credit Opportunities Fund	Barrow Hanley Credit Opportunities Fund	3
Barrow Hanley Floating Rate Fund	Barrow Hanley Floating Rate Fund	4
Barrow Hanley US Value Opportunities Fund	Barrow Hanley US Value Opportunities Fund	5
Barrow Hanley Emerging Markets Value Fund	Barrow Hanley Emerging Markets Value Fund	6
Barrow Hanley International Value Fund	Barrow Hanley International Value Fund	7

Target Fund Share Classes	Corresponding Acquiring Fund Share Classes
Class I Shares	Institutional Class Shares

b. To vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The approval of the Reorganization of one Target Fund is not contingent upon the approval of the Reorganization of another Target Fund. Therefore, if shareholders of one Target Fund do not approve the Reorganization, then that Target Fund will not be reorganized into its corresponding Acquiring Fund and the AIC Board will consider what further actions to take, if any, with respect to that Target Fund, which may include the continued solicitation of proxies for the Reorganization, the liquidation of that Target Fund or the continuation of that Target Fund within the AIC structure.

A copy of the form of the Plan, which more completely describes the proposed transaction, is attached as Appendix A to the enclosed Proxy Statement/Prospectus. It is not anticipated that any matters other than the approval of the Proposals noted above will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies or otherwise as described in the enclosed Proxy Statement/Prospectus.

Shareholders of record of the Target Funds at the regular close of business of the New York Stock Exchange on June 7, 2024 are entitled to notice of, and to vote at, such Meeting and any adjournment(s) or postponement(s) thereof. Each share of the Target Funds is entitled to one vote, and each fractional share held is entitled to a proportional fractional vote, with respect to the Proposals.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Meeting, or if a quorum is obtained but sufficient votes required to approve any proposal are not obtained, the chairman of the Meeting, with the approval of the majority of shareholders present, may adjourn the Meeting one or more times to permit, in accordance with applicable law, further solicitation of proxies with respect to the Proposals.

The Board of Trustees of the Target Trust recommends that the shareholders of the Target Funds vote FOR each Proposal.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON August 5, 2024: This Notice and the Proxy Statement/Prospectus are available on the Internet free of charge at vote.proxyonline.com/barrowhanley/docs/2024mtg.pdf.

2

By order of the Board of Trustees of The Advisors’ Inner Circle Fund III

/s/ Michael Beattie
Michael Beattie
President
The Advisors’ Inner Circle Fund III

Your vote is important. To secure the largest possible representation, please mark your Proxy Card, sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the Internet by following the instructions provided on the Proxy Card. Please vote your proxy regardless of the number of shares owned. You may revoke your proxy at any time at, or before, the Meeting or vote at the Meeting if you attend the Meeting, as provided in the enclosed Proxy Statement/Prospectus.

3

PROXY STATEMENT/PROSPECTUS

DATED JUNE 17, 2024

Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund

Barrow Hanley Total Return Bond Fund

Barrow Hanley Credit Opportunities Fund

Barrow Hanley Floating Rate Fund

Barrow Hanley US Value Opportunities Fund

Barrow Hanley Emerging Markets Value Fund

Barrow Hanley International Value Fund

Each a Series of The Advisors’ Inner Circle Fund III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

PERPETUAL AMERICAS FUNDS TRUST

1 Congress Street, Suite 3101

Boston, Massachusetts, 02114

(866) 260-9549

This Proxy Statement/Prospectus (“Proxy Statement/Prospectus”) solicits proxies to be voted at a special meeting of the shareholders (the “Meeting”) of the following funds, each a series of The Advisors’ Inner Circle Fund III (“AIC” or the “Target Trust”):

•	Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund (the “Target Concentrated Emerging Markets ESG Opportunities Fund”);

•	Barrow Hanley Total Return Bond Fund (the “Target Total Return Bond Fund”);

•	Barrow Hanley Credit Opportunities Fund (the “Target Credit Opportunities Fund”);

•	Barrow Hanley Floating Rate Fund (the “Target Floating Rate Fund”);

•	Barrow Hanley US Value Opportunities Fund (the “Target US Value Opportunities Fund”);

•	Barrow Hanley Emerging Markets Value Fund (the “Target Emerging Markets Value Fund”); and

•	Barrow Hanley International Value Fund (the “Target International Value Fund”) (each, a “Target Fund” and collectively, the “Target Funds”).

At the Meeting, shareholders of the Target Funds (“Target Fund Shareholders”) will be asked to approve an Agreement and Plan of Reorganization in substantially the form presented with respect to each Target Fund (the “Plan”) relating to the proposed reorganization of each of the Target Funds with and into the below listed corresponding newly created series (each, an “Acquiring Fund,” and together, the “Acquiring Funds”) of Perpetual Americas Funds Trust (“PAFT” or the “Acquiring Trust”), an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as described more fully in the Plan (each a “Reorganization” and together, the “Reorganizations”).

Each of the Acquiring Funds is a newly created series of the Acquiring Trust organized for the purpose of engaging in its respective Reorganization. The Plan provides for:

(i) the acquisition by the Acquiring Trust, on behalf of each Acquiring Fund, of all of the assets of a corresponding Target Fund (as identified in the first table below), in exchange for shares of the corresponding class of the Acquiring Fund (as indicated in the second table below) (“Acquiring Fund Shares”) equal in value to the Target Fund Shareholder’s respective interests in the Target Fund’s share classes (the “Target Fund Shares”), and the assumption by the Acquiring Trust, on behalf of each Acquiring Fund, of the liabilities of each corresponding Target Fund;

(ii) the distribution of Acquiring Fund Shares to Target Fund Shareholders according to their respective interests in a Target Fund in complete liquidation of the Target Fund; and

(iii) the termination of each Target Fund as soon as practicable after the closing date, which is currently scheduled to take place at approximately 4 p.m. Eastern Standard Time on August 18, 2024.

If a proposed Reorganization is approved with respect to a Target Fund by the Target Fund’s Shareholders, on the effective date of the proposed Reorganization, each of which is currently scheduled to take place at approximately 4 p.m. Eastern Standard Time on August 18, 2024, or, if the conditions described in the Plan are not satisfied, such other date and time as the parties to the Reorganization may agree (the “Closing Date”), Target Fund’s Shareholders will be issued shares of the corresponding Acquiring Fund as described above. Target Fund Shareholders will only be permitted to vote on proposals relating to Target Funds in which they hold shares. Shareholders of each Target Fund will vote separately on the proposal to reorganize that Target Fund into its corresponding Acquiring Fund as shown below:

Target Fund (each a series of The Advisors’ Inner Circle Fund III)	Acquiring Fund (each a series of Perpetual Americas Funds Trust)	Proposal #
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	1
Barrow Hanley Total Return Bond Fund	Barrow Hanley Total Return Bond Fund	2
Barrow Hanley Credit Opportunities Fund	Barrow Hanley Credit Opportunities Fund	3
Barrow Hanley Floating Rate Fund	Barrow Hanley Floating Rate Fund	4
Barrow Hanley US Value Opportunities Fund	Barrow Hanley US Value Opportunities Fund	5
Barrow Hanley Emerging Markets Value Fund	Barrow Hanley Emerging Markets Value Fund	6
Barrow Hanley International Value Fund	Barrow Hanley International Value Fund	7

Target Fund Share Classes	Corresponding Acquiring Fund Share Classes
Class I Shares	Institutional Class Shares

The Meeting will be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456 on August 5, 2024 at 11:00 a.m. Eastern time. Any updates to the Meeting location can be found at: vote.proxyonline.com/barrowhanley/docs/2024mtg.pdf, and we encourage you to check this weblink prior to the Meeting if you plan to attend. The Board of Trustees of the Target Trust (the “AIC Board” or “AIC Trustees”) is soliciting these proxies on behalf of the Target Funds. The AIC Board believes that the proposed Reorganizations are in the best interests of each Target Fund and its shareholders, and that the interests of each Target Fund’s Shareholders will not be diluted as a result of the Reorganizations. This Proxy Statement/Prospectus will first be sent to Target Fund Shareholders on or about June 24, 2024.

The Target Funds and the Acquiring Funds (each, a “Fund,” and collectively, the “Funds”) are open-end management investment companies (more commonly referred to as “mutual funds”). If Target Fund Shareholders vote to approve the Plan, they will receive Institutional Class shares of their corresponding Acquiring Funds having a total dollar value equivalent to the total dollar value of their investment in the Target Funds immediately prior to the time of the Reorganization, as determined pursuant to the Plan. After the Acquiring Fund Shares are distributed, the Target Funds will be completely liquidated and dissolved.

Prior to the Closing Date, there will be no issued and outstanding shares of the Acquiring Funds.

The approval of the Reorganization of one Target Fund is not contingent upon the approval of the Reorganization of any other Target Fund. Therefore, if shareholders of one Target Fund do not approve the Reorganization, then that Target Fund will not be reorganized into its corresponding new Acquiring Fund. If shareholders of a Target Fund fail to approve the Reorganization, the AIC Board will consider what other actions to take, if any, with respect to that Target Fund, which may include the continued solicitation of proxies for the Reorganization, liquidation of that Target Fund or the continuation of that Target Fund within the AIC structure.

This Proxy Statement/Prospectus sets forth concisely the information about the Reorganizations and the Acquiring Funds that you should know before voting.

You should retain this Proxy Statement/Prospectus for future reference. Additional information about the Target Funds, Acquiring Funds and the proposed Reorganizations can be found in the following documents, which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and which are incorporated by reference into this Proxy Statement/Prospectus:

•

The prospectuses and statement of additional information (“SAI”) of the Target Trust on behalf of the Target Funds, dated March 1, 2024, as supplemented and amended to date (File No. 811-22920; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001398344-24-004822) (the “Target Funds’ Prospectus”);

•

The report of the Independent Registered Public Accounting Firm and the audited financial statements, including the financial highlights, appearing in the Target Funds’ annual report to shareholders for the period ended October 31, 2023 (File No. 811-22920; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-24-005299);

•

The prospectus and SAI of the Acquiring Trust on behalf of the Acquiring Funds filed on June 17, 2024, as amended (File No.  811-23615; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov , Accession No. 0001193125-24-162583), which prospectus is also enclosed herewith (the “Acquiring Funds’ Prospectus”); and

•	An SAI dated June 17, 2024, relating to this Proxy Statement/Prospectus.

You may request a free copy of the SAI relating to this Proxy Statement/Prospectus without charge by calling (866) 260-9549 or (312) 557-5913 or by writing to Perpetual Americas Funds Trust, c/o The Northern Trust Company, P.O. Box 4766 Chicago, IL 60680-4766.

You may obtain copies of the Target Funds’ Prospectuses, related SAI, or annual or semiannual reports without charge by contacting the Target Trust at (866) 788-6397, by visiting Perpetual.com or on the EDGAR database by visiting the SEC’s website at http://www.sec.gov.

The Acquiring Funds’ Prospectus, which is incorporated by reference above, is intended to provide you with additional information about the Acquiring Funds. The Acquiring Funds have been newly organized and will have no assets or liabilities at the time of the Reorganizations. The Acquiring Funds were created specifically for the purpose of acquiring the assets and liabilities of the Target Funds in connection with the Plan and will not commence operations until the Closing Date of the Reorganizations. The Acquiring Funds have not produced any annual or semiannual reports to date. If the proposed Reorganizations are approved, the Acquiring Funds will issue their first annual report for the period ended September 30, 2024. You may obtain an additional copy of the Acquiring Funds’ Prospectus or the related SAI, or the annual or semiannual report when available, without charge by contacting the Acquiring Trust at (866) 260-9549 or (312) 557-5913.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF YOUR INVESTMENT.

OVERVIEW	3

Synopsis of important details regarding the proposed Reorganizations	3
On what proposals am I being asked to vote?	7
What is the anticipated timing of the Reorganizations?	9
What is the primary purpose of the proposed Reorganizations?	9
Why are the Reorganizations being proposed?	9
Will the portfolio management of the Target Funds change?	10
Who will bear the expenses associated with the Reorganizations?	11
What are the U.S. federal income tax consequences of the Reorganizations?	11
Has the Board of the Target Trust approved the proposed Reorganizations?	12
How will the number of Acquiring Fund Shares that I will receive be determined?	11
How do the fees of the Acquiring Funds compare to those of the Target Funds?	13
Will I have to pay any front-end sales charges, contingent deferred sales charges or redemption fees in connection with the Reorganizations?	13
How do the share purchase, redemption and exchange procedures of the Acquiring Funds compare to those of their Target Funds?	14
Are the investment objective and strategies of the Acquiring Funds similar to the investment objective and strategies of their Target Funds?	14
Do the fundamental investment policies differ between the Target Funds and the Acquiring Funds?	14
Do the principal risks associated with investments in the Target Funds differ from the principal risks associated with investments in the Acquiring Funds?	14
How many votes am I entitled to cast?	14
How do I vote my shares?	15
What are the quorum and approval requirements for the Reorganizations?	15
What if there are not enough votes to reach a quorum or to approve the Reorganizations by the scheduled Meeting date?	15

COMPARISON OF THE TARGET FUNDS AND THE ACQUIRING FUNDS	15

Comparison of Fee Tables and Expense Examples	15
Comparison of Investment Objectives, Strategies and Risks	28
Comparison of Portfolio Turnover	47
Comparison of Fund Performance	47
Comparison of Investment Advisers and Other Service Providers	47
Comparison of Share Classes and Distribution Arrangements	51
Eligibility requirements	51
Sales Charges and Redemption Fees	52
Distribution Plans and Service Plans	52
Comparison of Purchase, Redemption and Exchange Procedures	53
Comparison of Dividend and Distribution Policies and Fiscal Years	54
Comparison of Business Structures, Shareholder Rights and Applicable Law	55

BACKGROUND AND TRUSTEES’ CONSIDERATIONS RELATING TO THE PROPOSED REORGANIZATIONS	59

REASONS FOR THE PROPOSED REORGANIZATIONS	59

THE PROPOSED REORGANIZATIONS	61

Agreement and Plan of Reorganization	61
Description of the Securities to be Issued	63

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS	63

PRO FORMA CAPITALIZATION	66

OVERVIEW

The following is a brief overview of the proposals to be voted upon at the Meeting scheduled for August 5, 2024 (each, a “Proposal,” and collectively, the “Proposals”). Your vote is important. Additional information is contained elsewhere in this Proxy Statement/Prospectus, as well as in the Plan, the Target Funds’ Prospectuses, the Acquiring Funds’ Prospectus (which is included herewith), and the SAI for this Proxy Statement/Prospectus, all of which are incorporated herein by reference.

Target Fund Shareholders should read the entire Proxy Statement/Prospectus, the Target Funds’ Prospectuses and the Acquiring Funds’ Prospectus (which is included herewith) carefully for more complete information. If you need another copy of the Proxy Statement/Prospectus, please call the Target Trust at (866) 778-6397 (toll-free). For the convenience of Target Fund Shareholders, a summary of certain key details regarding the proposed Reorganizations from the perspective of shareholders is provided in the synopsis immediately below. The below synopsis provides only a high-level summary of the Reorganizations and, as such, is incomplete. Shareholders are urged to review the full Proxy Statement/Prospectus for additional important details.

Synopsis of important details regarding the proposed Reorganizations

What is the purpose of the proposed Reorganizations? The primary purpose of the proposed Reorganizations is to merge each Target Fund with and into the corresponding Acquiring Fund, each of which has substantially similar investment objectives, investment strategies and policies to those of the corresponding Target Fund as described in this Proxy Statement/Prospectus. The Reorganizations will shift primary management oversight responsibility for the Target Funds to Perpetual Americas Funds Services (“PAFS”)3, the investment adviser to the Acquiring Funds. Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), the investment sub-adviser to the Target Funds, will serve as investment sub-adviser to the Acquiring Funds and will continue to remain responsible for the Acquiring Funds’ day-to-day discretionary investment management. The existing portfolio management teams at Barrow Hanley will serve as portfolio managers of the Acquiring Funds following the closing of the Reorganizations. PAFS, Perpetual-PGIA, and Barrow Hanley, each a subsidiary of Perpetual Limited, believe that the Reorganizations, which will result in the Barrow Hanley Funds being housed in the same mutual fund trust as other U.S. mutual funds advised by PAFS, and managed by other affiliates owned by Perpetual Limited, would benefit shareholders in a number of ways, including by allowing for economies of scale generated primarily through efficiencies in operational management and oversight, compliance oversight, sponsorship and governance matters, and favorable service provider relationships negotiated by PAFS. PAFS, Perpetual-PGIA, Barrow Hanley, and their parent company Perpetual Limited, also believe that the proposed Reorganizations will provide opportunities to increase the assets of the Barrow Hanley Funds through the established distribution network of PAFS.

What will happen if the Reorganizations are approved? Shareholders of each Target Fund will receive Institutional Class shares of the corresponding Acquiring Fund (as indicated below under “On what proposals am I being asked to vote?”) in an amount equal to the total dollar value of shares currently held in each Target Fund. Each Target Fund will then be completely liquidated and dissolved.

Each of the Target Funds has substantially similar investment objectives, investment strategies and policies to those of the corresponding Acquiring Fund. The existing portfolio management teams at Barrow Hanley will continue to handle the day-to-day portfolio management for the Acquiring Funds. Because of this, Perpetual US Services, LLC, the investment adviser of the Target Funds (“Perpetual-PGIA”), PAFS, and Barrow Hanley, and their parent company Perpetual Limited, do not anticipate any significant changes in the Target Funds’ day-to-day operations, distributions, or changes to availability on existing distribution platforms as a result of the Reorganizations.

[3]	PAFS is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.

The approval of the Reorganization of one Target Fund is not contingent upon the approval of the Reorganization of another Target Fund. Therefore, if shareholders of one Target Fund do not approve the Reorganization, then that Target Fund will not be reorganized into its corresponding new Acquiring Fund, and the AIC Board will consider what further actions to take, if any, with respect to that Target Fund, which may include continued solicitation of proxies for the Reorganization, the liquidation of the Target Fund, or the continuation of that Target Fund within the AIC structure. Voting your shares immediately will prevent the need to call you and solicit your vote with respect to the Meeting scheduled for August 5, 2024 where shareholders will be asked to approve this Reorganization, currently scheduled to close at approximately 4 p.m. Eastern Standard Time on August 18, 2024.

What are the anticipated benefits of the Reorganizations? The AIC Board considered each of the following factors, among others, to be relevant factors in approving the Reorganizations. These factors are the same as the factors considered by the Board of the Acquiring Trust (the “PAFT Board”) in approving the Reorganizations.

•

That Barrow Hanley, the sub-adviser of the Target Funds, will be the sub-adviser of the Acquiring Funds and the expected continuation of day-to-day portfolio management from all of the Target Funds’ current portfolio managers and that Barrow Hanley’s investment process and compliance policies for managing the Acquiring Funds as sub-adviser will be substantially similar to those used by Barrow Hanley in managing the Target Funds as sub-adviser;

•	That each Target Fund’s and its corresponding Acquiring Fund’s investment objectives and investment strategies are substantially similar;

•	That each Acquiring Fund pays the same management fees as the corresponding Target Fund;

•	PAFS’s representation that Target Fund Shareholders can expect to experience lower operating expenses before application of fee waivers and/or expense reimbursements;

•

PAFS’s representation that, with the exception of Target Total Return Bond Fund, Target Fund Shareholders can expect to experience lower operating expenses after application of PAFS’s agreement to contractually waive certain fees and reimburse certain expenses for the Institutional Class shares of each Acquiring Fund through February 1, 2026 in order to reduce operating expenses to a level below the operating expenses of its corresponding Target Fund;

•

PAFS’s representation that expenses of the Acquiring Total Return Bond Fund after application of fee waivers and/or expense reimbursements will be the same as that of the Target Total Return Bond Fund following PAFS’s agreement to contractually waive certain fees and reimburse certain expenses for Institutional Class shares of the Acquiring Total Return Bond Fund through February 1, 2026 in order to maintain operating expenses to a level of the operating expenses of the Target Total Return Bond Fund;

•

That the Reorganizations are intended to be tax-free for U.S. federal income tax purposes for the Target Funds and the Target Fund Shareholders (see “Certain U.S. Federal Income Tax Consequences of the Reorganization”);

•	That under the Plan, each Acquiring Fund would assume all of the liabilities of the corresponding Target Fund;

•

That shareholders who do not want to participate in a Reorganization are able to redeem their shares of their Target Fund prior to the closing of a Reorganization without the imposition of any redemption fee;

•

That each proposed service provider for the Acquiring Funds is well established and capable of providing services to the Acquiring Funds at a comparable level to that currently provided by the service providers to the Target Funds;

•	That the Reorganization of each Target Fund is subject to the approval of its shareholders;

•	That PAFS has an interest in the reputational benefits associated with advising the Acquiring Funds and the revenue growth resulting from increasing its assets under management;

•

That PAFS, and not the Target Funds or Acquiring Funds, would pay all costs associated with the Reorganizations, other than certain costs specified in the Plan (attached hereto as Appendix A) which are expected to be zero or otherwise de minimis; and

•	That the Reorganizations will not result in the dilution of the Target Fund Shareholders’ interests.

The PAFT Board considered each of the following factors, among others, to be relevant factors in approving the Reorganizations. These factors are the same as the factors considered by the AIC Board in approving the Reorganizations.

•

That Barrow Hanley, the sub-adviser of the Target Funds, will be the sub-adviser of the Acquiring Funds and the expected continuation of day-to-day portfolio management from all of the Target Funds’ current portfolio managers and that Barrow Hanley’s investment process and compliance policies for managing the Acquiring Funds as sub-adviser will be substantially similar to those used by Barrow Hanley in managing the Target Funds as sub-adviser;

•	That each Target Fund’s and its corresponding Acquiring Fund’s investment objectives and investment strategies are substantially similar;

•	That each Acquiring Fund pays the same management fees as the corresponding Target Fund;

•	PAFS’s representation that Target Fund Shareholders can expect to experience lower operating expenses before application of fee waivers and/or expense reimbursements;

•

PAFS’s representation that, with the exception of Target Total Return Bond Fund, Target Fund Shareholders can expect to experience lower operating expenses after application of PAFS’s agreement to contractually waive certain fees and reimburse certain expenses for the Institutional Class shares of each Acquiring Fund through February 1, 2026 in order to reduce operating expenses to a level below the operating expenses of its corresponding Target Fund;

•

PAFS’s representation that expenses of the Acquiring Total Return Bond Fund after application of fee waivers and/or expense reimbursements will be the same as that of the Target Total Return Bond Fund following PAFS’s agreement to contractually waive certain fees and reimburse certain expenses for Institutional Class shares of the Acquiring Total Return Bond Fund through February 1, 2026 in order to maintain operating expenses to a level of the operating expenses of the Target Total Return Bond Fund;

•

That the Reorganizations are intended to be tax-free for U.S. federal income tax purposes for the Target Funds and the Target Fund Shareholders (see “Certain U.S. Federal Income Tax Consequences of the Reorganization”);

•	That under the Plan, each Acquiring Fund would assume all of the liabilities of the corresponding Target Fund;

•

That shareholders who do not want to participate in a Reorganization are able to redeem their shares of their Target Fund prior to the closing of a Reorganization without the imposition of any redemption fee;

•

That each proposed service provider for the Acquiring Funds is well established and capable of providing services to the Acquiring Funds at a comparable level to that currently provided by the service providers to the Target Funds;

•	That the Reorganization of each Target Fund is subject to the approval of its shareholders;

•	That PAFS has an interest in the reputational benefits associated with advising the Acquiring Funds and the revenue growth resulting from increasing its assets under management;

•

That PAFS, and not the Target Funds or Acquiring Funds, would pay all costs associated with the Reorganizations, other than certain costs specified in the Plan (attached hereto as Appendix A) which are expected to be zero or otherwise de minimis; and

•	That the Reorganizations will not result in the dilution of the Target Fund Shareholders’ interests.

Following each Reorganization, Target Fund Shareholders will bear the same investment advisory fee and can expect to experience a lower expense ratio before fee waivers and/or expense reimbursements. With the exception of the Target Total Return Bond Fund, Target Fund Shareholders can also expect to experience lower operating expenses following implementation of fee waivers and/or expense reimbursements. With respect to the Target Total Return Bond Fund, Perpetual-PGIA has contractually agreed to waive certain fees and reimburse certain expenses to the extent necessary to keep total annual fund operating expenses for Class I shares from exceeding 0.35% of the Fund’s average daily net assets. PAFS proposes to continue these fee waivers and/or expense reimbursements for Institutional Class shares of the Acquiring Funds through at least February 1, 2026. PAFS, Perpetual-PGIA, and Barrow Hanley, and their parent company Perpetual Limited, believe that the proposed Reorganizations may benefit Target Fund Shareholders by allowing for economies of scale generated primarily through efficiencies in operational management and oversight, compliance oversight, sponsorship and governance matters, and favorable service provider relationships negotiated by PAFS. PAFS, Perpetual-PGIA, and Barrow Hanley, and their parent company Perpetual Limited, also believe that the proposed Reorganizations will provide opportunities to increase the assets of the Target Funds through the established distribution network of PAFS.

Who will bear the costs associated with the proposed Reorganizations? PAFS will pay the operational and solicitation costs related to the Reorganizations, including any costs directly associated with preparing, filing, printing, and distributing to the Target Fund Shareholders all materials relating to this Proxy Statement/Prospectus. PAFS estimates incurring operational and solicitation costs of $2.63 million in connection with the Reorganizations. PAFS will pay these costs whether or not a Reorganization is consummated.

Target Fund Shareholders will not have to pay any front-end sales charges, contingent deferred sales charges, or redemption/exchange fees in connection with the Reorganizations.

How do the Acquiring Funds differ from the Target Funds? Each of the Target Funds has substantially similar investment objectives, investment strategies and policies to those of the corresponding Acquiring Fund, and each Acquiring Fund will be managed by the same portfolio management team at Barrow Hanley that currently handles the day-to-day portfolio management for the respective Target Fund.

While the Target Funds currently reserve the right to engage in securities lending, the Target Funds did not engage in any securities lending activities for the last two fiscal years ended October 31, 2022 and October 31, 2023. The Acquiring Funds will not establish any operational or contractual capability to engage in securities lending by the closing of the Reorganizations. PAFS, Barrow Hanley and the Acquiring Funds will determine whether to engage in securities lending at a later time following the closing of the Reorganizations. PAFS and Barrow Hanley do not believe that the inability of the Acquiring Funds to engage in securities lending at the closing of the Reorganizations will have a material adverse impact on the Acquiring Funds or their investment strategies or performance. The principal risks associated with investing in the Acquiring Funds are substantially similar to those of investing in the corresponding Target Funds, though, in their prospectus, the Acquiring Funds describe certain elements of their investment risks differently from the Target Funds in order to align the Acquiring Funds’ disclosure with that of other funds of the Acquiring Trust. The share purchase, redemption, and exchange procedures of the Acquiring Funds are similar to those of the Target Funds, except for differences in the applicable class eligibility requirements (e.g., different investment minimums) and distribution and shareholder fees, and the Target Trust does not anticipate any changes in the availability of the Funds on existing distribution platforms as a result of the Reorganizations. Unlike the Target Funds, the Acquiring Funds do not impose subsequent investment minimums. The Target Funds previously offered Class Y shares, which were authorized to charge a maximum asset based shareholder servicing fee of 0.15%. The Target Funds’ Class Y shares have been converted into Class I shares. Like the Target Funds’ Class I shares, the Acquiring Funds’ Institutional Class shares do not bear a distribution and service fee adopted under Rule 12b-1 of the 1940 Act (a “12b-1 Fee”) or a separate shareholder servicing fee. The Acquiring Funds’ Institutional Class shares are, however, authorized to bear expenses for Sub-Transfer Agency Services, as defined below under “Distribution Plans and Service Plans.”

How do I vote my shares? You are entitled to one vote for each whole share, and a proportionate fractional vote for each fractional share, that you own of the Target Funds as of June 7, 2024. Although you may attend the Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope. You may also vote by calling the toll-free number printed on your Proxy Card or by Internet by going to the website printed on your Proxy Card. In order to record your vote on time, the Proxy Solicitor, EQ Fund Solutions, requests that shareholders holding Target Fund shares through financial advisers and intermediaries return their vote at least one day before the Meeting. Shareholders holding Target Fund shares directly with the Funds can vote online or by phone up to the time of the Meeting.

On what proposals am I being asked to vote?

As the Target Funds Shareholder, you are being asked to vote on the approval of the Plan. The Plan provides for:

(i) the acquisition by the Acquiring Trust, on behalf of each Acquiring Fund, of all of the assets of a corresponding Target Fund (as identified in the first table below), in exchange for Acquiring Fund Shares (as indicated in the second table below) equal in value to the Target Fund Shares, and the assumption by the Acquiring Trust, on behalf of each Acquiring Fund, of the liabilities of each corresponding Target Fund;

(ii) the distribution of Acquiring Fund Shares to Target Fund Shareholders according to their respective interests in a Target Fund in complete liquidation of the Target Funds; and

(iii) the termination of each Target Fund as soon as practicable after the closing date, which is currently scheduled to take place at approximately 4 p.m. Eastern Standard Time on August 18, 2024.

If a proposed Reorganization is approved with respect to a Target Fund by the Target Fund’s Shareholders, on the effective date of the proposed Reorganization, each of which is currently scheduled to take place upon the opening of business on the Closing Date, Target Fund’s Shareholders will be issued shares of the corresponding Acquiring Fund as described in further detail below. Target Fund Shareholders will only be permitted to vote on proposals relating to Target Funds in which they hold shares. Shareholders of each Target Fund will vote separately on the proposal to reorganize that Target Fund into its corresponding Acquiring Fund as shown below:

Target Fund (each a series of The Advisors’ Inner Circle Fund III)	Acquiring Fund (each a series of Perpetual Americas Funds Trust)	Proposal #
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	1
Barrow Hanley Total Return Bond Fund	Barrow Hanley Total Return Bond Fund	2
Barrow Hanley Credit Opportunities Fund	Barrow Hanley Credit Opportunities Fund	3
Barrow Hanley Floating Rate Fund	Barrow Hanley Floating Rate Fund	4
Barrow Hanley US Value Opportunities Fund	Barrow Hanley US Value Opportunities Fund	5
Barrow Hanley Emerging Markets Value Fund	Barrow Hanley Emerging Markets Value Fund	6
Barrow Hanley International Value Fund	Barrow Hanley International Value Fund	7

Target Fund Share Classes	Corresponding Acquiring Fund Share Classes
Class I Shares	Institutional Class Shares

Each of the Target Funds currently offers Class I shares. Previously, the Target Emerging Markets Value Fund and Target International Value Fund also offered Class Y shares. However, Class Y shares of each of those Target Funds have been converted to Class I shares, and former shareholders of Class Y shares will receive Institutional Class shares of the corresponding Acquiring Fund.

The Acquiring Funds currently offer Institutional Class shares and have registered Advisor Class, Investor Class and Class Z shares.

In connection with the Reorganizations, Shareholders of each Target Fund’s Class I shares will receive Institutional Class shares of the corresponding Acquiring Fund, in each case having a total dollar value equal to the total dollar value of the Class I shares such shareholder held in the corresponding Target Fund immediately prior to the effectiveness of the Reorganizations as determined pursuant to the Plan.

Target Fund Shareholders who do not wish to have their Target Funds Shares exchanged for Acquiring Fund Shares as part of a Reorganization should redeem their shares prior to the completion of a Reorganization. Such Target Fund Shareholders will not be charged a redemption fee for redeeming their shares. If you redeem your shares, you generally will recognize a taxable gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them upon redemption. If, instead, you receive Acquiring Fund Shares in exchange for your Target Funds Shares as part of a Reorganization, you are not expected to recognize any taxable gain or loss for U.S. federal income tax purposes on such exchange. For more information about the tax consequences of the proposed Reorganizations, please refer to the “Certain U.S. Federal Income Tax Consequences of the Reorganizations” section below. You will not have to pay any front-end sales charges, contingent deferred sales charges (“CDSCs”) or redemption/exchange fees in connection with the Reorganizations.

The Plan is subject to certain closing conditions and may be terminated with respect to the Reorganizations at any time including by (i) mutual consent of the Target Trust and the Acquiring Trust; (ii) the Acquiring Trust if any condition precedent to its obligations with respect to such Reorganization has not been fulfilled or waived by the Acquiring Trust, or if it reasonably appears that any condition precedent to the obligations of the Acquiring Trust will not or cannot be met as of the closing of the Reorganizations; (iii) the Target Trust if any condition precedent to its obligations has not been fulfilled or waived by the Target Trust, or if it reasonably appears that any condition precedent to the obligations of the Target Trust will not or cannot be met as of the closing of the Reorganizations; or (iv) the Target Trust or Acquiring Trust upon a determination by the Board of the Target Trust or the Acquiring Trust that the Reorganization would not be in the best interests of the shareholders of the Target Funds or Acquiring Funds, respectively.

You should consult the Acquiring Funds’ Prospectus for more information about the Acquiring Funds and the Target Funds’ Prospectuses for more information about the Target Funds, which prospectuses have been incorporated by reference into this Proxy Statement/Prospectus. For more information regarding shareholder approval of the proposed Reorganizations, please refer to the “The Proposed Reorganizations” and “Voting Information” sections below. A form of the Plan is attached hereto as Appendix A. For more information regarding the calculation of the number of Acquiring Fund Shares to be issued, please refer to the “How will the number of Acquiring Fund Shares that I will receive be determined?” section below.

You are also being asked to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

What is the anticipated timing of the Reorganizations?

The Meeting is scheduled to occur on August 5, 2024. If all necessary approvals are obtained, the proposed Reorganizations are currently scheduled to take place at approximately 4 p.m. Eastern Standard Time on August 18, 2024.

What is the primary purpose of the proposed Reorganizations?

The primary purpose of the proposed Reorganizations is to merge each Target Fund into its corresponding Acquiring Fund. Each Acquiring Fund has substantially similar investment objectives, investment strategies and policies to those of the corresponding Target Fund.

Why are the Reorganizations being proposed?

The Reorganizations are being proposed following the acquisition of Pendal Group Limited, the previous parent company of PAFS, by Perpetual Limited, the ultimate parent company of Perpetual-PGIA and Barrow Hanley. PAFS, Perpetual-PGIA, and Barrow Hanley, each now a subsidiary of Perpetual Limited following that acquisition, believe that the Reorganizations would benefit shareholders in a number of ways. PAFS, Perpetual-PGIA and Barrow Hanley expect that shareholders will experience lower expense ratios from certain economies of scale generated primarily through efficiencies in operational management and oversight, compliance oversight, sponsorship and governance matters, favorable service provider relationships, as well as enhanced distribution capabilities that stem from the Acquiring Funds being housed in the same mutual fund trust as other U.S. mutual funds advised by PAFS, and managed by other affiliates owned by Perpetual Limited, both through and following the Reorganizations. PAFS, Perpetual-PGIA, Barrow Hanley, and their parent company Perpetual Limited, also believe that the proposed Reorganizations will provide opportunities to increase the assets of the Barrow Hanley Funds through the established distribution network of PAFS.

Following the Reorganizations, shareholders will bear the same investment advisory fee and can expect to experience a lower expense ratio prior to fee waivers and/or expense reimbursements. With the exception of the Target Total Return Bond Fund, Target Fund Shareholders can also expect to experience lower operating expenses after application of PAFS’s agreement to contractually waive certain fees and reimburse certain expenses for the Institutional Class shares of each Acquiring Fund through February 1, 2026. The expense ratio of the Acquiring Total Return Bond Fund after fee waivers and/or expense reimbursements will be the same as that of the Target Total Return Bond Fund through February 1, 2026.

For information regarding the factors that were considered by the AIC Trustees, please refer to the section entitled “Background and Trustees’ Considerations Related to the Proposed Reorganizations” in the enclosed Proxy Statement/Prospectus.

If the proposed Reorganizations are approved, PAFS, Perpetual-PGIA and Barrow Hanley do not expect that the Reorganizations will result in any reduction in the level or quality of services that shareholders of the Acquiring Funds will receive compared to the services currently received as shareholders of the Target Funds.

A shareholder’s exchange of shares of each Target Fund for Acquiring Fund Shares pursuant to the respective Reorganization is expected to be tax-free for U.S. federal income tax purposes. It is possible that a Target Fund will make one or more additional distributions to its shareholders before the effective time of the respective Reorganization, which will generally be taxable to the shareholders of such Target Fund. Please refer to the “Certain U.S. Federal Income Tax Consequences of the Reorganizations” section below for further information. The proposed Reorganizations will also result in the Target Funds being overseen by a different board of trustees. The proposed Reorganizations have been carefully reviewed and approved by each of the AIC Board and the PAFT Board. The AIC Board unanimously recommends that you vote FOR the proposed Reorganizations.

Will the portfolio management of the Target Funds change?

The Target Funds’ existing portfolio management teams will serve as portfolio managers for the Acquiring Funds through a sub-advisory agreement between PAFS and Barrow Hanley. As the investment sub-adviser to the Target Funds, Barrow Hanley directly manages each Target Fund’s portfolio. Each of the Acquiring Funds is a new series of the Acquiring Trust created specifically for the purpose of acquiring the assets and liabilities of the respective Target Funds. If the Reorganizations are approved, PAFS, as investment adviser to the Acquiring Funds, will assume overall responsibility to manage the investment of the Acquiring Funds’ assets and will supervise the daily business affairs of the Acquiring Funds, subject to the supervision of the PAFT Board. All of the current portfolio managers of the Target Funds will also serve as the portfolio managers of the corresponding Acquiring Funds, subject to the oversight of PAFS and the PAFT Board. PAFS and Barrow Hanley do not expect that the proposed Reorganizations will result in a change in the level or quality of services shareholders of the Acquiring Funds will receive compared to the services currently received as shareholders of the Target Funds. In addition, the Acquiring Funds have substantially similar investment objectives, investment strategies and policies to those of their corresponding Target Funds.

Additionally, while the Target Funds currently reserve the right to engage in securities lending, the Target Funds did not engage in any securities lending activities for the last two fiscal years ended October 31, 2022 and October 31, 2023. The Acquiring Funds will not establish any operational or contractual capability to engage in securities lending by the closing of the Reorganizations. PAFS, Barrow Hanley and the Acquiring Funds will determine whether to engage in securities lending at a later time following the closing of the Reorganizations. PAFS and Barrow Hanley do not believe that the inability of the Acquiring Funds to engage in securities lending at the closing of the Reorganizations will have a material adverse impact on the Acquiring Funds or their investment strategies or performance.

Who will bear the expenses associated with the Reorganizations?

The costs of the solicitation related to the proposed Reorganizations, including any costs directly associated with preparing, filing, printing, and distributing to the Target Fund Shareholders all materials relating to this Proxy Statement/Prospectus and soliciting shareholder votes, as well as the operational costs associated with the proposed Reorganizations, will be borne by PAFS. PAFS will pay these costs whether or not the Reorganizations are consummated.

Neither the Target Funds nor the Acquiring Funds will bear any direct fees or expenses in connection with the proposed Reorganizations, except for (i) the costs of buying and selling portfolio securities necessary to effect the Reorganizations, (ii) taxes on capital gains that may be realized as a result of selling portfolio securities necessary to effect the Reorganizations; and (iii) transfer or stamp duties, such as those typically imposed in certain non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Funds. These fees and expenses are expected to be zero with respect to the Target Total Return Bond Fund, Target Credit Opportunities Fund, Target Floating Rate Fund, and Target US Value Opportunities Fund, since there is not expected to be any rebalancing of such Target Funds’ portfolios in connection with the Reorganizations. While each of Target Emerging Markets ESG Opportunities Fund, Target Emerging Markets Value Fund and Target International Value Fund will bear commission expenses in connection with buying and selling portfolio securities as well as stamp taxes and transfer expenses with respect to its overseas portfolio holdings, the net taxes and expenses to be incurred by such Target Funds after rebates are expected to be de minimis. If the proposed Reorganizations are approved, PAFS, Perpetual-PGIA, and Barrow Hanley, and their parent company Perpetual Limited, do not expect that the Reorganizations will result in a change in the level or quality of services that shareholders of the Acquiring Funds will receive compared to the services currently received as shareholders of the Target Funds. The proposed Reorganizations have been carefully reviewed and unanimously approved by each of the AIC Board and the PAFT Board.

What are the U.S. federal income tax consequences of the Reorganizations?

Each Reorganization is expected to constitute a tax-free “reorganization” under the Internal Revenue Code of 1986, as amended (the “Code”) and will not take place unless the Target Funds and the Acquiring Funds receive a satisfactory opinion of counsel to the effect that each proposed Reorganization will be tax-free (although there can be no assurance that the U.S. Internal Revenue Service (the “IRS”) will agree with such opinion). Accordingly, it is expected that no gain or loss will be recognized by the Target Funds or Target Fund Shareholders as a direct result of the Reorganizations. Specifically, it is expected that each Target Fund will recognize no gain or loss upon the acquisition by the corresponding Acquiring Fund of the assets and the assumption of any liabilities of such Target Fund. In addition, when shares held by the shareholders of each Target Fund are exchanged for their respective Acquiring Fund Shares pursuant to the respective proposed Reorganization, it is expected that shareholders of such Target Fund will recognize no gain or loss on the exchange, and that shareholders of such Target Fund will have the same aggregate tax basis and holding period with respect to the shares of such Acquiring Fund as the shareholder’s tax basis and holding period in the shares of such Target Fund immediately before the exchange. If, as expected, each Reorganization is tax-free, each Acquiring Fund will “inherit” the tax attributes of the respective Target Fund, including such Target Fund’s cost basis in its assets, unrealized gains and losses and capital loss carryforwards, if any. At any time prior to the consummation of each Reorganization, shareholders of the respective Target Fund may redeem shares in such Target Fund. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes.

Although not currently expected, each Target Fund may sell portfolio securities in connection with the respective Reorganization. Any capital gains recognized in such sales, after reduction by any available capital losses, including any capital loss carryforwards, will be distributed to shareholders of an applicable Target Fund as taxable distributions. See “Certain U.S. Federal Income Tax Consequences of the Reorganizations – Sales of Portfolio Securities” for additional information.

For more detailed information about the tax consequences of the Reorganizations please refer to the “Certain U.S. Federal Income Tax Consequences of the Reorganizations” section below.

Has the Board of the Target Trust approved the proposed Reorganizations?

The AIC Board has unanimously approved the Reorganizations and the Plan and recommends that you vote in favor of the proposed Reorganizations for your Target Funds. The AIC Board believes that each proposed Reorganization is in the best interests of each Target Fund and its shareholders, and that the interests of each Target Fund’s shareholders will not be diluted as a result of the Reorganizations.

As described in more detail below, PAFS, Perpetual-PGIA, Barrow Hanley and the AIC Board have engaged in discussions regarding PAFS’s, Perpetual-PGIA’s and Barrow Hanley’s desire to merge the Target Funds into the Acquiring Trust. PAFS, Perpetual-PGIA, and Barrow Hanley, and their parent company Perpetual Limited, believe that the proposed Reorganizations, which will result in the Target Funds being housed in the same mutual fund trust as the other U.S. mutual funds advised by PAFS, would benefit shareholders in a number of ways, including by allowing for efficiencies in operational management and oversight, compliance oversight, sponsorship and governance matters. PAFS, Perpetual-PGIA and Barrow Hanley, and their parent company Perpetual Limited, also believe that the proposed Reorganizations will provide opportunities to increase the assets of the Target Funds through the established distribution network of PAFS.

For information regarding the factors that were considered by the AIC Trustees, please refer to the section below entitled “Background and Trustees’ Considerations Related to the Proposed Reorganizations” in this Proxy Statement/Prospectus.

PAFS, Perpetual-PGIA, Barrow Hanley and Perpetual Limited proposed that the AIC Board approve the Reorganizations in light of the foregoing benefits as well as, among other factors: (i) the opportunity for Target Fund Shareholders to retain their existing exposure to the asset classes and investment strategies of their original investment without interruption or significant transaction costs; (ii) the same management fees paid by the Acquiring Funds; (iii) anticipated lower operating expenses for Target Fund Shareholders before taking into account any expense waiver or expense reimbursement; (iv) with the exception of the Target Total Return Bond Fund, anticipated lower operating expenses for Target Fund Shareholders after taking into account any expense waiver or expense reimbursement; (v) that the expense ratio of the Acquiring Total Return Bond Fund after fee waivers and/or expense reimbursements will be the same as that of the Target Total Return Bond Fund; (vi) the similarity in the Target Funds’ and Acquiring Funds’ investment objectives and strategies; (vii) that Barrow Hanley, the sub-adviser of the Target Funds, will be the sub-adviser of the Acquiring Funds and the expected continuation of day-to-day portfolio management from all of the Target Funds’ current portfolio managers and that Barrow Hanley’s investment process and compliance policies for managing the Acquiring Funds as sub-adviser will be substantially similar to those used by Barrow Hanley in managing the Target Funds as sub-adviser; (viii) that each Reorganization is intended to be tax-free for U.S. federal income tax purposes for the applicable Target Fund and the shareholders of such Target Fund (see “Certain U.S. Federal Income Tax Consequences of the Reorganizations”); (ix) that PAFS, and not the Target Funds or Acquiring Funds, would pay all costs associated with the Reorganizations, other than certain costs specified in the Plan (attached hereto as Appendix A) which are expected to be zero or otherwise de minimis; and (x) that the Reorganizations would not result in the dilution of the Target Fund Shareholders’ interests. For information regarding the factors that were considered by the AIC Trustees, please refer to the section below entitled “Background and Trustees’ Considerations Related to the Proposed Reorganizations.”

How will the number of Acquiring Fund Shares that I will receive be determined?

As a Target Fund Shareholder, in the Reorganization you will receive your pro rata share of the Acquiring Fund Shares received by the Target Funds in which you invest. The number of Acquiring Fund Shares that a Target Fund Shareholder will receive will be based on the net asset value (“NAV”) of such Target Fund Shareholder’s account relative to the NAV of each Target Fund, determined as of the regular close of business of the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date. The Target Funds’ assets will be valued pursuant to the Acquiring Trust’s valuation procedures, determined as of immediately after the close of business on the last business day before the Closing Date (the “Valuation Date”). With respect to matters bearing on the valuation of the securities held by the Target Funds as of the date hereof, the Acquiring Trust’s valuation procedures are substantially similar to the valuation procedures of the Target Trust and there are no material differences in the valuation procedures of the Target Trust and Acquiring Trust that would result in any material differences in valuations of portfolio securities. The total value of your holdings should not change as a result of the Reorganizations.

How do the fees of the Acquiring Funds compare to those of the Target Funds?

Shareholders of the Target Funds can expect to experience the same management fees following the Reorganizations.

As a result of the proposed Reorganizations and before accounting for any fee waivers or expense reimbursements, expenses as a percentage of net assets for Institutional Class shares of each Acquiring Fund will be lower than expenses as a percent of net assets for Class I shares of the corresponding Target Fund.

After any applicable expense waivers and reimbursements, shareholders of Class I shares of the Target Funds, including former holders of Class Y shares of Target Fund whose Class Y shares were converted into Class I shares, other than shareholders of the Target Total Return Bond Fund, can expect to experience lower net total operating expenses as a percentage of average daily net assets as shareholders of the corresponding Institutional Class of the Acquiring Funds after the Reorganizations. With respect to the Target Total Return Bond Fund, Perpetual-PGIA has contractually agreed to waive certain fees and reimburse certain expenses to the extent necessary to keep total annual fund operating expenses for Class I shares from exceeding 0.35% of the Fund’s average daily net assets. PAFS proposes to continue the fee waivers and/or expense reimbursements for Institutional Class shares of the Acquiring Funds through at least February 1, 2026.

The investment advisory fee, as a percentage of net assets, of each Acquiring Fund will be the same as the investment advisory fee of its corresponding Target Fund.

The Target Funds’ Class Y shares were authorized to charge a maximum asset based shareholder servicing fee of 0.15%. Like the Target Funds’ Class I shares, the Acquiring Funds’ Institutional Class shares do not bear a 12b-1 Fee or a shareholder servicing fee. The Acquiring Funds’ Institutional Class shares are, however, authorized to bear expenses for Sub-Transfer Agency Services, as defined below under “Distribution Plans and Service Plans.”

For more details, please see “Comparison of Fee Tables” and “Comparison of Investment Advisers and Other Service Providers” below.

Will I have to pay any front-end sales charges, contingent deferred sales charges or redemption fees in connection with the Reorganizations?

No. You will not have to pay any front-end sales charges, CDSCs or redemption/exchange fees in connection with the Reorganizations, which means that the aggregate value of Acquiring Fund Shares issued to you in a Reorganization will be equal to the aggregate value of the Target Fund Shares you own immediately prior to the relevant Reorganization. Purchases of additional shares of any class of the Acquiring Fund are not subject to front-end sales charges. While each Target Fund previously charged a 1.00% redemption fee (expressed as a percentage of the amount redeemed, if redeemed within thirty days of purchase), such redemption fee has been eliminated and is no longer charged. The Acquiring Funds do not charge a redemption fee.

Please see the sections entitled “Comparison of Fee Tables,” and “Comparison of Purchase, Redemption and Exchange Procedures” below for more information.

How do the share purchase, redemption and exchange procedures of the Acquiring Funds compare to those of their Target Funds?

The share purchase, redemption, and exchange procedures of the Acquiring Funds are similar to those of the Target Funds, except for differences in the applicable class eligibility requirements (e.g., different investment minimums) and shareholder fees. For more information concerning the share purchase, redemption and exchange procedures of the Target Funds and the Acquiring Funds, please see the “Comparison of Purchase, Redemption and Exchange Procedures” section below.

Are the investment objective and strategies of the Acquiring Funds similar to the investment objective and strategies of their Target Funds?

Each of the Target Funds has substantially similar investment objectives, investment strategies and policies to those of the corresponding Acquiring Fund. While the Target Funds reserve the right to engage in securities lending, the Target Funds did not engage in any securities lending activities for the last two fiscal years ended October 31, 2022 and October 31, 2023. The Acquiring Funds will not establish any operational or contractual capability to engage in securities lending by the closing of the Reorganizations but will determine whether to engage in securities lending at a later time following the closing of the Reorganizations.

The Reorganizations are not expected to result in any material change in the Target Funds’ portfolio investments or investment process.

For a detailed comparison of the Target Funds’ and Acquiring Funds’ investment objectives and strategies and a discussion of certain differences, see the section below entitled “Comparison of Investment Objectives, Strategies and Risks.”

Do the fundamental investment policies differ between the Target Funds and the Acquiring Funds?

The fundamental investment policies of the Target Funds and the Acquiring Funds are substantially similar to one another and include certain investment policies required by the 1940 Act. For more information about the Funds’ fundamental investment policies, see the section below entitled “Comparison of Fundamental and Non-Fundamental Investment Policies.”

Do the principal risks associated with investments in the Target Funds differ from the principal risks associated with investments in the Acquiring Funds?

The principal risks of the Acquiring Funds are substantially similar to those of the Target Funds. For a detailed comparison of the Fund’s principal risks, see the section below entitled “Comparison of Investment Objectives, Strategies and Risks.”

How many votes am I entitled to cast?

As a shareholder of the Target Funds, you are entitled to one vote for each whole share, and a proportionate fractional vote for each fractional share, that you own of the Target Funds on the record date of June 7, 2024 (the “Record Date”). Completion of each Reorganization is not conditioned upon the approval of any other Reorganization by the Target Fund Shareholders.

How do I vote my shares?

Although you may attend the Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions. In addition, you may vote through the Internet by visiting the Internet address printed on your proxy card and following the on-line instructions. If you need any assistance or have any questions regarding the proposals or how to vote your shares, please call EQ Fund Solutions at (866) 521-4198.

In order to record your vote on time, the Proxy Solicitor, EQ Fund Solutions, requests that shareholders holding Target Fund shares through financial advisers and intermediaries return their vote at least one day before the Meeting. Shareholders holding Target Fund shares directly with the Funds can vote online or by phone up to the time of the Meeting. Please see the enclosed Proxy Statement/Prospectus for more information about how to vote your shares.

What are the quorum and approval requirements for the Reorganizations?

A quorum is required for shareholders of the Target Funds to take action at the Meeting. The organizational documents of the Target Funds provide that 33.33% of shares of each Target Fund that are entitled to vote constitutes a quorum for purposes of voting on proposals at a meeting of the Target Fund’s shareholders. Approval of each Proposal requires a “majority of the outstanding voting securities” within the meaning of Section 2(a)(42) of the 1940 Act, which requires the affirmative vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of each Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of each Target Fund, whichever is less (a “1940 Act Majority”).

What if there are not enough votes to reach a quorum or to approve the Reorganizations by the scheduled Meeting date?

With respect to each Proposal, if there are not sufficient votes to approve the Proposal or to achieve a quorum by the time of the Meeting, the Meeting may be postponed or adjourned from time to time to permit further solicitation of proxy votes. The vote of a majority of shares present at the Meeting with respect to each Proposal, with or without a quorum, and without notice other than announcement at the Meeting, shall be sufficient for adjournments with respect to the Proposal. To facilitate the receipt of a sufficient number of votes, additional action may be needed.

Voting your shares immediately will help prevent the need to call you and solicit your vote with respect to the Meeting scheduled for June 7, 2024 where shareholders will be asked to approve this Reorganization, currently scheduled to close at approximately 4 p.m. Eastern Standard Time on August 18, 2024.

COMPARISON OF THE TARGET FUNDS AND THE ACQUIRING FUNDS

Comparison of Fee Tables and Expense Examples

The tables below allow Target Fund Shareholders to compare the sales charges, management fees and expense ratios of the Target Funds with the Acquiring Funds and to analyze the estimated expenses that the Acquiring Funds expects to bear following the Reorganizations. Annual Fund Operating Expenses are paid by the Fund. They include management fees, administrative costs, sub-transfer agency expenses, and distribution and administrative services fees, if applicable, including pricing and custody services. For the Acquiring Funds, Annual Fund Operating Expenses (and related Example Expenses) are presented on a pro forma combined basis.

The Annual Fund Operating Expenses shown in the tables below are based on expenses for the twelve-month period ended October 31, 2023 for the Target Funds as disclosed in the Target Funds’ Prospectuses. The numbers provided in the following expense tables and examples for the Acquiring Funds are estimates because the Acquiring Funds have not commenced operations as of the date of this Proxy Statement/Prospectus. As such, the rate at which expenses are accrued following the Reorganizations may not be constant and, at any particular point, may be greater or less than the stated average percentage.

Currently, Perpetual-PGIA, with respect to the Target Funds, has contractually agreed to waive fees and reimburse expenses (excluding certain excluded expenses described in the fee table for each Target Fund below) until at least February 28, 2025 to the extent the annual operating expenses exceed the thresholds for the Target Funds shown in the table below.

PAFS, with respect to the Acquiring Funds, has contractually agreed to waive fees and reimburse expenses (excluding certain excluded expenses described in the fee table for each Acquiring Fund below) until at least February 1, 2026 for the Acquiring Funds to the extent the annual operating expenses exceed the thresholds for the Acquiring Funds shown in the below table:

Target Fund	Class I Shares	Class Y Shares*	Acquiring Fund	Institutional Class Shares
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	1.05%	—	Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	1.04%
Barrow Hanley Total Return Bond Fund	0.35%	—	Barrow Hanley Total Return Bond Fund	0.35%
Barrow Hanley Credit Opportunities Fund	0.78%**	—	Barrow Hanley Credit Opportunities Fund	0.77	%***
Barrow Hanley Floating Rate Fund	0.60%	—	Barrow Hanley Floating Rate Fund	0.59%

Barrow Hanley US Value Opportunities Fund	0.71%	—	Barrow Hanley US Value Opportunities Fund	0.70%
Barrow Hanley Emerging Markets Value Fund	0.99%	0.99%	Barrow Hanley Emerging Markets Value Fund	0.98%
Barrow Hanley International Value Fund	0.86%	0.86%	Barrow Hanley International Value Fund	0.85%

*

Class Y shares of the Target Funds have been converted into Class I shares. Target Fund shareholders that previously held Class Y shares will receive Institutional Class shares of the corresponding Acquiring Fund in connection with the Reorganization.

**

Perpetual-PGIA also contractually agreed to waive its fee in the amount of the fee Perpetual-PGIA receives from the Target Floating Rate Fund attributable to the assets of the Target Credit Opportunities Fund invested in the Target Floating Rate Fund until February 28, 2025.

***

PAFS also contractually agreed to waive its fee in the amount of the fee PAFS receives from the Acquiring Floating Rate Fund attributable to the assets of the Acquiring Credit Opportunities Fund invested in the Acquiring Floating Rate Fund until February 1, 2026.

Comparison of Target Fund and Acquiring Fund Recoupment Arrangements

Perpetual-PGIA may receive from each Target Fund the difference between such Target Fund’s Total Annual Fund Operating Expenses (not including excluded expenses) and contractual expense limit in order to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point such Target Fund’s Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. Each Target Fund’s agreement to waive fees and reimburse expenses will terminate automatically upon the termination of such Target Fund’s investment advisory agreement and may be terminated: (i) by the AIC Board, for any reason at any time; or (ii) by Perpetual-PGIA, upon ninety (90) days’ prior written notice to AIC, effective as of the close of business on February 28, 2025.

If the proposed Reorganizations are consummated, any Target Fund fees for Class I or Class Y shares that had been paid or reimbursed by Perpetual-PGIA pursuant to this contractual expense limit that are eligible for recoupment by Perpetual-PGIA as adviser for the Target Funds will remain eligible for recoupment by PAFS on behalf of Perpetual-PGIA for three years from the date the fees were reimbursed and/or expenses were paid. Because expenses for each Target Fund’s Class I shares and each Acquiring Fund’s Institutional Class shares currently are higher than the contractual fee and expense waiver and reimbursement amounts, and are expected to continue to be the same or exceed the contractual fee and expense waiver and reimbursement amounts following the closing of the Reorganizations, Perpetual-PGIA, Barrow Hanley and PAFS do not expect that Perpetual-PGIA will be recouping amounts previously paid/reimbursed by Perpetual-PGIA at the closing of and immediately following the Reorganizations.

Generally, if it becomes unnecessary for PAFS to waive fees or make reimbursements, PAFS may recoup any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recoupment does not cause the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the PAFT Board at any time and will terminate automatically upon termination of the Acquiring Funds’ investment advisory agreement.

Comparison of Target Concentrated Emerging Markets ESG Opportunities Fund and Acquiring Concentrated Emerging Markets ESG Opportunities Fund

	Target Fund	Acquiring Fund
	Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund, Pro Forma
	Class I Shares	Institutional Shares
Shareholder Fees (fees paid directly from your account)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase for Target Fund or within 90 days of purchase for the Acquiring Fund)	None [1]	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fee	0.93%	0.93%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.80%	0.64 [2]
Total Annual Fund Operating Expenses	1.73%	1.57%
Less Fee Reductions and/or Expense Reimbursements	-0.68%[3]	-0.53 [4]
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.05%	1.04%

[1]	The Target Fund previously charged a redemption of 1.00% of the amount redeemed within 30 days of purchase. Such redemption fee has been eliminated and is no longer charged.
[2]

“Other Expenses” have been adjusted from amounts incurred during the Target Concentrated Emerging Markets ESG Opportunities Fund’s fiscal year ended October 31, 2023 to reflect estimated expenses for the current year.

[3]

Perpetual-PGIA has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Target Concentrated Emerging Markets ESG Opportunities Fund, shareholder servicing fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses, such as litigation (collectively, “excluded expenses”)) from exceeding 1.05% of the Target Concentrated Emerging Markets ESG Opportunities Fund’s average daily net assets until February 28, 2025 (the “contractual expense limit”). In addition, Perpetual-PGIA may receive from the Target Concentrated Emerging Markets ESG Opportunities Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement will terminate automatically upon the termination of the Target Concentrated Emerging Markets ESG Opportunities Fund’s investment advisory agreement and may be terminated: (i) by the AIC Board for any reason at any time; or (ii) by Perpetual-PGIA, upon ninety (90) days’ prior written notice to the Target Trust, effective as of the close of business on February 28, 2025.

[4]

PAFS has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 1.04% for Institutional Shares until February 1, 2026. If it becomes unnecessary for PAFS to waive fees or make reimbursements, PAFS may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the PAFT Board at any time and will terminate automatically upon termination of the investment advisory agreement.

Comparison of Target Total Return Bond Fund and Acquiring Total Return Bond Fund

	Target Fund	Acquiring Fund
	Barrow Hanley Total Return Bond Fund	Barrow Hanley Total Return Bond Fund, Pro Forma
	Class I Shares	Institutional Shares
Shareholder Fees (fees paid directly from your account)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase for Target Fund or within 90 days of purchase for the Acquiring Fund)	None [1]	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fee	0.35%	0.35%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.55%	0.22%[2]
Total Annual Fund Operating Expenses	0.90%	0.57%
Less Fee Reductions and/or Expense Reimbursements	-0.55%[3]	-0.22%[4]
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.35%	0.35%

[1]	The Target Fund previously charged a redemption of 1.00% of the amount redeemed within 30 days of purchase. Such redemption fee has been eliminated and is no longer charged.
[2]	“Other Expenses” have been adjusted from amounts incurred during the Target Total Return Bond Fund’s fiscal year ended October 31, 2023 to reflect estimated expenses for the current year.
[3]

Perpetual-PGIA has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Target Total Return Bond Fund, shareholder servicing fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses, such as litigation (collectively, “excluded expenses”)) from exceeding 0.35% of the Target Total Return Bond Fund’s average daily net assets until February 28, 2025 (the “contractual expense limit”). In addition, Perpetual-PGIA may receive from the Target Total Return Bond Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement will terminate automatically upon the termination of the Target Total Return Bond Fund’s investment advisory agreement and may be terminated: (i) by the AIC Board for any reason at any time; or (ii) by Perpetual-PGIA, upon ninety (90) days’ prior written notice to the Target Trust, effective as of the close of business on February 28, 2025.

[4]

PAFS has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.35% for Institutional Shares until February 1, 2026. If it becomes unnecessary for PAFS to waive fees or make reimbursements, PAFS may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the PAFT Board at any time and will terminate automatically upon termination of the investment advisory agreement.

Comparison of Target Credit Opportunities Fund and Acquiring Credit Opportunities Fund

	Target Fund	Acquiring Fund
	Barrow Hanley Credit Opportunities Fund	Barrow Hanley Credit Opportunities Fund, Pro Forma
	Class I Shares	Institutional Shares
Shareholder Fees (fees paid directly from your account)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase for Target Fund or within 90 days of purchase for the Acquiring Fund)	None [1]	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fee	0.60%	0.60%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.48%	0.17%[2]
Acquired Fund Fees and Expenses	0.15%	0.15%
Total Annual Fund Operating Expenses	1.23%	0.92%[2]
Less Fee Reductions and/or Expense Reimbursements	-0.45 [3]	-0.15%[4]
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.78%	0.77%

[1]	The Target Fund previously charged a redemption of 1.00% of the amount redeemed within 30 days of purchase. Such redemption fee has been eliminated and is no longer charged.
[2]

“Other Expenses” and “Acquired Fund Fees and Expenses” have been adjusted from amounts incurred during the Target Credit Opportunities Fund’s fiscal year ended October 31, 2023 to reflect estimated expenses for the current year.

[3]

Perpetual-PGIA has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Target Credit Opportunities Fund, shareholder servicing fees, other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses, such as litigation (collectively, “excluded expenses”)) from exceeding 0.78% of the Target Credit Opportunities Fund’s average daily net assets until February 28, 2025 (the “contractual expense limit”). In addition, Perpetual-PGIA may receive from the Target Credit Opportunities Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement will terminate automatically upon the termination of the Target Credit Opportunities Fund’s investment advisory agreement and may be terminated: (i) by the AIC Board for any reason at any time; or (ii) by Perpetual-PGIA, upon ninety (90) days’ prior written notice to the Target Trust, effective as of the close of business on February 28, 2025.

Perpetual-PGIA further has agreed contractually to waive its investment advisory fee payable by the Target Credit Opportunities Fund in the amount of the investment advisory fee Perpetual-PGIA receives from the Target Floating Rate Fund attributable to the assets of the Target Credit Opportunities Fund invested in the Target Floating Rate Fund until February 28, 2025. This agreement will terminate automatically upon the termination of the Fund’s investment advisory agreement and may be terminated: (i) by the AIC Board for any reason at any time; or (ii) by Perpetual-PGIA, upon ninety (90) days’ prior written notice to the Target Trust, effective as of the close of business on February 28, 2025.

[4]

PAFS has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, and extraordinary expenses) exceed 0.77% for Institutional Shares until February 1, 2026. If it becomes unnecessary for PAFS to waive fees or make reimbursements, PAFS may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the PAFT Board at any time and will terminate automatically upon termination of the investment advisory agreement.

PAFS further has agreed contractually to waive its investment advisory fee payable by the Acquiring Credit Opportunities Fund in the amount of the investment advisory fee PAFS receives attributable to the assets of the Acquiring Credit Opportunities Fund invested in the Acquiring Floating Rate Fund until February 1, 2026. This agreement may be terminated by the PAFT Board at any time and will terminate automatically upon termination of the investment advisory agreement.

Comparison of Target Floating Rate Fund and Acquiring Floating Rate Fund

	Target Fund	Acquiring Fund
	Barrow Hanley Floating Rate Fund	Barrow Hanley Floating Rate Fund, Pro Forma
	Class I Shares	Institutional Shares
Shareholder Fees (fees paid directly from your account)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase for Target Fund or within 90 days of purchase for the Acquiring Fund)	None [1]	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fee	0.45%	0.45%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.56%	0.17%[2]
Total Annual Fund Operating Expenses	1.01%	0.62%
Less Fee Reductions and/or Expense Reimbursements	-0.41%[3]	-0.03%[4]
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.60%	0.59%

[1]	The Target Fund previously charged a redemption of 1.00% of the amount redeemed within 30 days of purchase. Such redemption fee has been eliminated and is no longer charged.
[2]	“Other Expenses” have been adjusted from amounts incurred during the Target Floating Rate Fund’s fiscal year ended October 31, 2023 to reflect estimated expenses for the current year.
[3]

Perpetual-PGIA has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Target Floating Rate Fund, shareholder servicing fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses, such as litigation (collectively, “excluded expenses”)) from exceeding 0.60% of the Target Floating Rate Fund’s average daily net assets until February 28, 2025 (the “contractual expense limit”). In addition, Perpetual-PGIA may receive from the Target Floating Rate Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement will terminate automatically upon the termination of the Target Floating Rate Fund’s investment advisory agreement and may be terminated: (i) by the AIC Board for any reason at any time; or (ii) by Perpetual-PGIA, upon ninety (90) days’ prior written notice to the Target Trust, effective as of the close of business on February 28, 2025.

[4]

PAFS has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.59% for Institutional Shares until February 1, 2026. If it becomes unnecessary for PAFS to waive fees or make reimbursements, PAFS may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the PAFT Board at any time and will terminate automatically upon termination of the investment advisory agreement.

Comparison of Target US Value Opportunities Fund and Acquiring US Value Opportunities Fund

	Target Fund	Acquiring Fund
	Barrow Hanley US Value Opportunities Fund	Barrow Hanley US Value Opportunities Fund, Pro Forma
	Class I Shares	Institutional Shares
Shareholder Fees (fees paid directly from your account)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase for Target Fund or within 90 days of purchase for the Acquiring Fund)	None [1]	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fee	0.55%	0.55%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.40%	0.18%[2]
Total Annual Fund Operating Expenses	0.95%	0.73%
Less Fee Reductions and/or Expense Reimbursements	-0.24%[3]	-0.03%[4]
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.71%	0.70%

[1]	The Target Fund previously charged a redemption of 1.00% of the amount redeemed within 30 days of purchase. Such redemption fee has been eliminated and is no longer charged.
[2]	“Other Expenses” have been adjusted from amounts incurred during the Target US Value Opportunities Fund’s fiscal year ended October 31, 2023 to reflect estimated expenses for the current year.
[3]

Perpetual-PGIA has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Target US Value Opportunities Fund, shareholder servicing fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses, such as litigation (collectively, “excluded expenses”)) from exceeding 0.71% of the Target US Value Opportunities Fund’s average daily net assets until February 28, 2025 (the “contractual expense limit”). In addition, Perpetual-PGIA may receive from the Target US Value Opportunities Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement will terminate automatically upon the termination of the Target US Value Opportunities Fund’s investment advisory agreement and may be terminated: (i) by the AIC Board for any reason at any time; or (ii) by Perpetual-PGIA, upon ninety (90) days’ prior written notice to the Target Trust, effective as of the close of business on February 28, 2025.

[4]

PAFS has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.70% for Institutional Shares until February 1, 2026. If it becomes unnecessary for PAFS to waive fees or make reimbursements, PAFS may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the PAFT Board at any time and will terminate automatically upon termination of the investment advisory agreement.

Comparison of Target Emerging Markets Value Fund and Acquiring Emerging Markets Value Fund

	Target Fund	Acquiring Fund
	Barrow Hanley Emerging Markets Value Fund	Barrow Hanley Emerging Markets Value Fund, Pro Forma
	Class I Shares	Institutional Shares
Shareholder Fees (fees paid directly from your account)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase for Target Fund or within 90 days of purchase for the Acquiring Fund)	None [1]	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fee	0.87%	0.87%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	5.77%	5.69%[2]
Total Annual Fund Operating Expenses	6.64%	6.56%
Less Fee Reductions and/or Expense Reimbursements	-5.65%[3]	-5.58%[4]
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.99%	0.98%

Shareholders of Class Y shares of the Target Fund previously received Class I shares of the Target Fund pursuant to a share class conversion. Target Fund shareholders that previously held Class Y shares will receive Institutional Class shares of the corresponding Acquiring Fund in connection with the Reorganization.

	Target Fund	Acquiring Fund
	Barrow Hanley Emerging Markets Value Fund	Barrow Hanley Emerging Markets Value Fund, Pro Forma
	Class Y Shares	Institutional Shares
Shareholder Fees (fees paid directly from your account)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase for Target Fund or within 90 days of purchase for the Acquiring Fund)	None [1]	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fee	0.87%	0.87%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	5.81%	5.69%[2]
Shareholder Servicing Fees	— [5]	— [6]
Other Operating Expenses	5.81%	5.69%
Total Annual Fund Operating Expenses	6.68%	6.56%
Less Fee Reductions and/or Expense Reimbursements	-5.69%[3]	-5.58%[4]
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.99%	0.98%

[1]	The Target Fund previously charged a redemption of 1.00% of the amount redeemed within 30 days of purchase. Such redemption fee has been eliminated and is no longer charged.
[2]	“Other Expenses” have been adjusted from amounts incurred during the Target Emerging Markets Value Fund’s fiscal year ended October 31, 2023 to reflect estimated expenses for the current year.
[3]

Perpetual-PGIA has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Target Emerging Markets Value Fund, shareholder servicing fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses, such as litigation (collectively, “excluded expenses”)) from exceeding 0.99% of the Target Emerging Markets Value Fund’s average daily net assets until February 28, 2025 (the “contractual expense limit”). In addition, Perpetual-PGIA may receive from the Target Emerging Markets Value Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement will terminate automatically upon the termination of the Target Emerging Markets Value Fund’s investment advisory agreement and may be terminated: (i) by the AIC Board for any reason at any time; or (ii) by Perpetual-PGIA, upon ninety (90) days’ prior written notice to the Target Trust, effective as of the close of business on February 28, 2025.

[4]

PAFS has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.98% for Institutional Shares until February 1, 2026. If it becomes unnecessary for PAFS to waive fees or make reimbursements, PAFS may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the PAFT Board at any time and will terminate automatically upon termination of the investment advisory agreement.

[5]	Amounts designated as “—” are zero or have been rounded to zero.
[6]

The Acquiring Funds’ Institutional Class shares do not bear a shareholder servicing fee. The Acquiring Funds’ Institutional Class shares are, however, authorized to bear expenses for Sub-Transfer Agency Services, as defined below under “Distribution Plans and Service Plans,” which are not currently expected to be incurred.

Comparison of Target International Value Fund and Acquiring International Value Fund

	Target Fund	Acquiring Fund
	Barrow Hanley International Value Fund	Barrow Hanley International Value Fund, Pro Forma
	Class I Shares	Institutional Shares
Shareholder Fees (fees paid directly from your account)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase for Target Fund or within 90 days of purchase for the Acquiring Fund)	None [1]	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fee	0.66%	0.66%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.57%	0.31%[2]
Total Annual Fund Operating Expenses	1.23%	0.97%
Less Fee Reductions and/or Expense Reimbursements	-0.37%[3]	-0.12%[4]
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.86%	0.85%

Shareholders of Class Y shares of the Target Fund previously received Class I shares of the Target Fund pursuant to a share class conversion. Target Fund shareholders that previously held Class Y shares will receive Institutional Class shares of the corresponding Acquiring Fund in connection with the Reorganization.

	Target Fund	Acquiring Fund
	Barrow Hanley International Value Fund	Barrow Hanley International Value Fund, Pro Forma
	Class Y Shares	Institutional Shares
Shareholder Fees (fees paid directly from your account)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase for Target Fund or within 90 days of purchase for the Acquiring Fund)	None [1]	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fee	0.66%	0.66%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.82%	0.31%[2]
Shareholder Servicing Fees	— [5]	— [6]
Other Operating Expenses	0.82%	0.31%
Total Annual Fund Operating Expenses	1.48%	0.97%
Less Fee Reductions and/or Expense Reimbursements	-0.62 [3]	-0.12%[4]
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.86%	0.85%

[1]	The Target Fund previously charged a redemption of 1.00% of the amount redeemed within 30 days of purchase. Such redemption fee has been eliminated and is no longer charged.
[2]	“Other Expenses” have been adjusted from amounts incurred during the Target International Value Fund’s fiscal year ended October 31, 2023 to reflect estimated expenses for the current year.
[3]

The Acquiring Funds’ Institutional Class shares do not bear a shareholder servicing fee. The Acquiring Funds’ Institutional Class shares are, however, authorized to bear expenses for Sub-Transfer Agency Services, as defined below under “Distribution Plans and Service Plans,” which are not currently expected to be incurred.[4] Perpetual-PGIA has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Target International Value Fund, shareholder servicing fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses, such as litigation (collectively, “excluded expenses”)) from exceeding 0.86% of the Target International Value Fund’s average daily net assets until February 28, 2025 (the “contractual expense limit”). In addition, Perpetual-PGIA may receive from the Target International Value Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement will terminate automatically upon the termination of the Target International Value Fund’s investment advisory agreement and may be terminated: (i) by the AIC Board for any reason at any time; or (ii) by Perpetual-PGIA, upon ninety (90) days’ prior written notice to the Target Trust, effective as of the close of business on February 28, 2025.

[4]

PAFS has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.85% for Institutional Shares until February 1, 2026. If it becomes unnecessary for PAFS to waive fees or make reimbursements, PAFS may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the PAFT Board at any time and will terminate automatically upon termination of the investment advisory agreement.
[5]	Amounts designated as “—” are zero or have been rounded to zero.
[6]

The Acquiring Funds’ Institutional Class shares do not bear a shareholder servicing fee. The Acquiring Funds’ Institutional Class shares are, however, authorized to bear expenses for Sub-Transfer Agency Services, as defined below under “Distribution Plans and Service Plans,” which are not currently expected to be incurred.

Expense examples. The following Examples are intended to help you compare the cost of investing in the Target Funds with the cost of investing in the corresponding Acquiring Funds and to allow you to compare these costs with the costs of investing in other mutual funds. The current estimated fees and expenses for the Acquiring Funds have been calculated on a pro forma basis assuming consummation of the Reorganizations. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that each year your investment has a 5% return and that the Target Funds and Acquiring Funds operating expenses remain the same. The contractual expense limitation for the Acquiring Funds is reflected as though it runs through February 1, 2026. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund

(Target Fund)

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$107	$479	$875	$1,984

Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund (pro forma combined)

(Acquiring Fund)

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$106	$444	$805	$1,822

Barrow Hanley Total Return Bond Fund

(Target Fund)

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$36	$232	$445	$1,057

Barrow Hanley Total Return Bond Fund (pro forma combined)

(Acquiring Fund)

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$36	$160	$296	$693

Barrow Hanley Credit Opportunities Fund

(Target Fund)

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$80	$346	$632	$1,449

Barrow Hanley Credit Opportunities Fund (pro forma combined)

(Acquiring Fund)

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$79	$278	$495	$1,118

Barrow Hanley Floating Rate Fund

(Target Fund)

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$61	$281	$518	$1,199

Barrow Hanley Floating Rate Fund (pro forma combined)

(Acquiring Fund)

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$60	$196	$343	$771

Barrow Hanley US Value Opportunities Fund

(Target Fund)

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$73	$279	$502	$1,144

Barrow Hanley US Value Opportunities Fund (pro forma combined)

(Acquiring Fund)

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$72	$230	$403	$904

Barrow Hanley Emerging Markets Value Fund

(Target Fund)

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$101	$1,460	$2,774	$5,876
Class Y Shares*	$101	$1,467	$2,788	$5,901

Barrow Hanley Emerging Markets Value Fund (pro forma combined)

(Acquiring Fund)

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$100	$1,444	$2,745	$5,827

Barrow Hanley International Value Fund

(Target Fund)

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$88	$354	$640	$1,456
Class Y Shares*	$88	$407	$749	$1,715

Barrow Hanley International Value Fund (pro forma combined)

(Acquiring Fund)

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$87	$297	$525	$1,179

*	Class Y shares of the Target Fund previously were converted to Class I shares.

The projected post-Reorganization pro forma combined Annual Fund Operating Expenses and Expense Examples presented above are based on numerous material assumptions, including that the current contractual expense limitation agreements will remain in place through February 1, 2026. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, such as the future level of the Acquiring Funds’ assets. Those factors are beyond the control of the Acquiring Funds and PAFS. The pro forma information in the previous tables should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and may change.

Comparison of Investment Objectives, Strategies and Risks

For the Reorganizations, additional comparative information regarding the Target Funds and Acquiring Funds, including information with respect to the Funds’ investment objectives, investment policies, principal investment strategies, principal risks, management, and performance, is provided below. Information about each Target Fund’s and its respective Acquiring Fund’s investment objective and principal investment strategy disclosure and summary of principal risks is provided below. There will be no material differences in how the Target Funds and their corresponding Acquiring Funds will be managed.

Further information about the Target Funds’ and Acquiring Funds’ respective investment objectives, strategies and risks is contained in the Target Funds’ Prospectuses and SAI and the Acquiring Funds’ Prospectus and SAI. The Acquiring Funds’ Prospectus and SAI are on file with the SEC. The Target Funds’ Prospectuses and Acquiring Funds’ Prospectus are also incorporated herein by reference. For information regarding how to request copies of the SAIs related to either the Target Funds’ Prospectuses or the Acquiring Funds’ Prospectus, please refer to pages ii – iii of this Proxy Statement/Prospectus.

Each of the Target Funds and its corresponding Acquiring Fund:

•	Are structured as series of an open-end management investment company.

•	Have the substantially similar investment objectives.

•

Have substantially similar fundamental investment policies, although the Acquiring Funds, as series of the Acquiring Trust, describe fundamental policies differently than the Target Funds in order to align disclosure of the Acquiring Funds with that of other funds of the Acquiring Trust.

•

Have substantially similar principal investment strategies. The existing portfolio management teams at Barrow Hanley will continue to handle the day-to-day portfolio management for the Acquiring Funds. Because of this, PAFS, Perpetual-PGIA, and Barrow Hanley, and their parent company Perpetual Limited, do not anticipate any significant changes in the Target Funds’ day-to-day operations, distributions, or changes to availability on existing distribution platforms as a result of the Reorganizations.

•	Have substantially similar principal risks.

•	Have the same portfolio management team.

•	Have similar policies for purchasing and redeeming shares.

Comparison of the Target Fund and the Acquiring Fund Principal Investment Strategies

The investment objective for each of the Acquiring Funds, with the exception of the Acquiring Concentrated Emerging Markets ESG Opportunities Fund and Acquiring US Value Opportunities Fund, remains unchanged from that of its corresponding Target Fund. The Acquiring Concentrated Emerging Markets ESG Opportunities Fund’s investment objective has been enhanced to reflect the way the Fund seeks to achieve long-term capital appreciation and consistent income. The Acquiring US Value Opportunities Fund’s investment objective has been rephrased to clarify the way the Fund seeks to outperform its benchmark.

The principal investment strategies associated with investments in each Target Fund and its corresponding Acquiring Fund are substantially similar in all material respects. However, the Acquiring Concentrated Emerging Markets ESG Opportunities Fund’s investment strategy disclosure reflects certain updates that provide additional clarifications as to Barrow Hanley’s current investing approach, including with respect to incorporation of environmental, social and governance (“ESG”) criteria, which are not intended to represent material changes to how Barrow Hanley manages the Fund or how it incorporates ESG criteria. Further, the Acquiring Total Return Bond Fund’s investment strategy disclosure has been updated to clarify how Barrow Hanley seeks to construct the Fund’s portfolio. Finally, each of the Acquiring Emerging Markets Value Fund and Acquiring International Value Fund’s investment strategy disclosures have been updated to clarify each Fund’s investment policies and the location of issuers in which each Fund may invest. Other technical edits to the Funds’ investment strategies have been made to further clarify those strategies. As discussed above, the Target Funds currently reserve the right to engage in securities lending, but the Acquiring Funds will not establish any operational or contractual capability to engage in securities lending by the closing of the Reorganizations.

The following tables reproduce the investment objectives and principal investment strategies as disclosed in the Target Funds’ Prospectuses. Where the investment objective and/or principal investment strategies of an Acquiring Fund differ from those of its corresponding Target Fund, such changes are marked in red strikethrough text (to represent deletions) and blue underlined text (to represent additions). The changes reflected in the Acquiring Fund tables are intended to clarify how Barrow Hanley manages each Fund and are not intended to represent material changes to the Target Funds’ existing investment objective and/or principal investment strategy disclosures.

Proposal 1: Comparison of Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund and Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund

	Target Fund: Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Acquiring Fund: Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Notes
Investment Objectives	The Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund (the “Fund”) seeks long-term capital appreciation and consistent income from dividends.		The investment objectives are substantially similar.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies ~~based~~ located in emerging market countries and instruments with economic characteristics similar to such securities. ~~This policy may be changed upon 60 days’ prior written notice to shareholders.~~ Instruments with economic characteristics similar to securities of companies located in emerging market countries include sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

Emerging market countries, which may include frontier countries, are countries represented in the MSCI Emerging Markets Index, the MSCI Frontier Markets Index and to the extent not represented in those indexes, Singapore and Hong Kong. ~~A company is based in an emerging market country if: (i) the company is organized or maintains its principal place of business in an emerging market country; (ii) the company’s securities are traded principally in an emerging market country; (iii) at least 50% of the company’s revenues or profits are generated in an emerging markets country; or (iv) at least 50% of the company’s assets are located in an emerging markets country.~~

The principal investment strategies are substantially similar in all material respects.

Under normal market conditions, the Fund also will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that ~~meet~~ are consistent with the environmental, social and governance (“ESG”) criteria of Barrow, Hanley, Mewhinney & Strauss, LLC, the Fund’s sub-adviser (the “Sub-Adviser” or “Barrow Hanley”)~~, the Fund’s sub-adviser~~.

These policies may be changed upon 60 days’ prior written notice to shareholders.

The Fund invests principally in common stock and ~~American Depositary Receipts (“ADRs”), including~~ sponsored and unsponsored ADRs and GDRs, of companies of any market capitalization. The Fund may invest in the securities of companies ~~based~~ located in the People’s Republic of China (“China”), including A Shares of such companies that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China. The Sub-Adviser aims to achieve the Fund’s investment objective through an emerging markets strategy with an investment portfolio composed of ~~high conviction,~~ a small number (approximately 25-40) fundamentally researched ~~ideas~~ securities. The securities in which the Fund invests may be denominated in ~~any currency, including multinational~~ currencies other than the U.S. dollar. The Fund’s portfolio will be constructed on a bottom-up basis as discussed below and typically will be diversified across sectors and regions.

Value

The Sub-Adviser believes markets are inefficient, and that these inefficiencies can best be exploited through adherence to a valuation centric investment process dedicated to the selection of securities on a bottom-up basis. The Sub-Adviser’s portfolio managers focus primarily on fundamental securities analysis, valuation, and prospects for a return to intrinsic valuation.

The Sub-Adviser ~~aims to generate outperformance from participating in markets which increase in value while having a more protective strategy in markets which decrease in value. The Sub-Adviser typically will seek to accomplish this by purchasing assets that the Sub-Adviser~~ selects securities that it believes are temporarily undervalued by other market participants and whose value will rise over a reasonable amount of time. ~~Further, the~~ The Sub-Adviser seeks to understand and quantify ~~what will drive the~~ drivers of upside value going forward~~. These drivers are typically~~, which are generally categorized into four value silos: 1) sales improvement, 2) margin improvement, 3) multiple expansion, and 4) capital efficiency (defined as dividends, share repurchase, accretive mergers and acquisitions and/or divestments, etc.).

Fundamental Securities Analysis

The Sub-Adviser’s ~~strategy uses a quantitative proprietary screening model to analyze markets for inefficiencies which it seeks to exploit through adherence to a valuation-centric~~ investment process dedicated to the selection of securities on a bottom-up basisstarts with a quantitative, value-based screen to narrow down the broad emerging markets universe to a smaller group of emerging markets stocks (guidance list), so that the Sub-Adviser’s team can then conduct a detailed fundamental and qualitative analysis to determine which stocks represent compelling investment opportunities. The Sub-Adviser focuses primarily on fundamental securities analysis, valuation, and ~~prospects for a return of securities to what the Sub-Adviser considers fair valuation. The Sub-Adviser’s strategy involves identifying underappreciated change that it believes is not yet recognized by the market.~~drivers of upside value going forward. The fundamental securities analysis carried out by the Sub-Adviser will include company engagement, earnings and profitability projections and estimates of ~~fair~~intrinsic value. The Sub-Adviser’s bottom-up process emphasizes identifying and investing in market dislocations where it believes it has an information advantage over other market participants that will allow the individual investment to appreciate to its estimated ~~fair~~intrinsic value. This bottom-up process will also contribute to the Fund being over-or underweight in specific sectors, countries and regions based on the dislocations the Sub-Adviser is seeing at the individual stocksecurity level. The Sub-Adviser typically will assess the prospects for a return of securities to estimated ~~fair valuation~~intrinsic value by: (i) holding generally daily research platform meetings; (ii) holding generally weekly formal team meetings; (iii) reviewing internal research; (iv) initiating company management engagement; (v) conducting ESG scoring and assessment, as discussed below; (vi) evaluating positive and negative movements in the prices of securities; and (vii) understanding exposures and risks concerning the portfolio. Judgements generally are made in the context of market valuation, risk/reward opportunity, and alternative investment opportunities.

ESG Criteria ~~Sustainability Considerations~~

~~The Sub-Adviser’s ESG strategy, as discussed below, involves full integration of ESG into the investment management process and securities analysis. The Sub-Adviser uses ESG analysis as part of its fundamental analysis to estimate a company’s fair valuation and assess the company’s sustainability risk. In this regard, the Sub-Adviser uses ESG analysis as an important factor to identify: (i) companies whose financial productivity is likely to be supported and enhanced into the future as a result of the move~~

~~towards a more sustainable world, such as the nature of the products and services the company provides from a sustainability perspective, and (ii) potential risks arising as a result of sustainability concerns that may be material to the particular industries or companies in which the Fund might invest.~~

The Sub-Adviser applies ESG exclusionary screens to the universe of investable securities to exclude securities of companies that exhibit certain criteria or have exposure to certain industries. The Sub-Adviser’s ESG exclusionary screens exclude companies significantly involved in (i) the production of tobacco; (ii) the generation, extraction and/or refining of certain fossil fuels; (iii) the production of unconventional weapons; (iv) the manufacture or production of controversial weapons (i.e., weapons of mass destruction, nuclear weapons, biological weapons, chemical weapons, depleted uranium weapons, cluster munitions or landmines); (v) the production or manufacturing of pornography, alcohol, or gambling; and (vi) companies which have violated various international human rights standards.

The Sub-Adviser uses ESG analysis as part of its fundamental analysis to identify investment opportunities taking into account a company’s intrinsic valuation and sustainability risks. Generally, the Sub-Adviser considers sustainability risks as environmental, social or governance events or conditions that, if they occur, could cause an actual or a potential material negative impact on the value of the company. The Sub-Adviser reviews the following ESG criteria (“ESG Criteria”) when assessing a company’s valuation and sustainability risks:

The Sub-Adviser ~~uses~~ reviews the following ESG criteria (“ESG Criteria”) when assessing a company’s valuation and sustainability risks:

1)  Environmental criteria, such as a company’s greenhouse gas emissions and climate change risks and how efficiently and effectively a company uses its raw material inputs;

2)  Social criteria, such as a company’s human resources, supply chain management and management of access to essential products or services such as health care services and products to disadvantaged communities or groups; and

3)  Governance criteria, such as a company’s executive pay, bribery and corruption allegations or convictions, political lobbying and donations and tax strategy.

To assess the ESG Criteria for a particular company, the Sub-Adviser evaluates ESG data from both internal and external resources, including:

(a)   The Sub-Adviser’s proprietary materiality mapping analysis, which evaluates ESG issues facing specific industry groups and uses a visual map designed to show how sustainability issues manifest across various industries;

(b)   Proprietary ~~ESG Criteria~~ research reports on issuers prepared by the Sub-Adviser ~~derived from the Sub-Adviser’s engagement with the issuers and disclosure reports prepared by third parties~~ that include internal ESG scoring and commentary; and

(c)   Data provided by third party ESG research and ratings firms, which include research on the ESG practices, ESG risk ratings and the environmental impact of issuers.

ESG Criteria are evaluated on a case-by-case basis, and no individual factor (such as “E” or “S” or “G”) or set of factors consistently or categorically receives elevated consideration.

~~The Sub-Adviser uses these data sources to evaluate the ESG Criteria of, and develop proprietary ESG scores for, issuers, which the Sub-Adviser uses in assessing an issuer’s value and sustainability risk. The Sub-Adviser also uses ESG analysis to screen companies from the portfolio that exhibit certain criteria. Companies considered by the Sub-Adviser to be significantly involved in the production of tobacco;~~ the generation, extraction and/or refining of certain fossil fuels; ~~the production of unconventional weapons; or in the production or manufacturing of pornography, alcohol, or gambling will be excluded from the Fund’s investable universe. In addition to the foregoing, the Sub-Adviser applies an ESG exclusion policy which prohibits the Fund from investing in or seeking exposure to the securities of issuers involved in the manufacture or production of controversial weapons (i.e., weapons of mass destruction, nuclear weapons, biological weapons, chemical weapons, depleted uranium weapons, cluster munitions or landmines), and companies which have violated various international human rights standards.~~

Proposal 2: Comparison of Barrow Hanley Total Return Bond Fund and Barrow Hanley Total Return Bond Fund

Comparison of Investment Objectives and Strategies

	Target Fund: Barrow Hanley Total Return Bond Fund	Acquiring Fund: Barrow Hanley Total Return Bond Fund	Notes
Investment Objectives	The Barrow Hanley Total Return Bond Fund (the “Fund”) seeks to provide maximum long-term total return.		The investment objectives are identical.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other debt instruments. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Fixed income securities and other debt instruments include corporate bonds, including high yield bonds (commonly known as “junk bonds”), commercial paper, debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities, Treasury Inflation-Protected Securities (“TIPS”), municipal bonds, bank loans, loan participations and assignments, mortgage- and asset-backed securities, fixed income structured products and convertible securities.

Barrow, Hanley, Mewhinney & Strauss, LLC, the Fund’s sub-adviser (the “Sub-Adviser” or “Barrow Hanley”)~~, the Fund’s sub-adviser~~. Believes that investing in undervalued securities with above-average yield to maturity and capital appreciation potential ~~has the potential to~~ can generate above-average returns over the long term ~~while minimizing volatility and, therefore, downside risk~~. Using this approach, Barrow Hanley seeks to construct a portfolio of U.S. ~~investment grade~~ fixed income securities with diversified maturities, consisting primarily of investment grade securities with opportunistic exposure to high yield securities.

Barrow Hanley’s analysis of ~~the credit quality of~~ fixed income securities and other debt instruments looks at cash flow, earnings, and balance sheet fundamentals~~, as well as any supply/demand factors~~ that Barrow Hanley believes will impact the future credit rating of the issuer and the yield premium demanded by market participants for such issuer’s fixed-income securities relative to similarly rated securities. A significant focus in Barrow Hanley’s credit research is identifying the credits that have a greater probability of ratings upgrades while avoiding downgrades. Barrow Hanley reviews the financial statements and Securities and Exchange Commission filings of companies, analyzing, among other factors, the following fundamental factors in the selection process:

•  Management’s stated business goals are reviewed for reasonableness and consistency.

•  The ability to pay down debt with free cash flow.

•  Profitability measures compared to similarly rated companies for return on equity, return on capital, and return on investment.

•  Revenue and earnings growth, including margin trends in operating earnings.

•  Various credit measures, including EBITDA, selling, general and administrative (SG&A) expenses, leverage, and interest coverage ratios, both absolute and trends.

•  Disclosures of any off-balance-sheet items, in order to adjust the financial calculations listed above accordingly.

The Fund is actively managed, and the Fund’s Sub-Adviser will not consider portfolio turnover a limiting factor in making investment decisions for the Fund.

The principal investment strategies are substantially similar in all material respects.

Proposal 3: Comparison of Barrow Hanley Credit Opportunities Fund and Barrow Hanley Credit Opportunities Fund

Comparison of Investment Objectives and Strategies

	Target Fund: Barrow Hanley Credit Opportunities Fund	Acquiring Fund: Barrow Hanley Credit Opportunities Fund	Notes
Investment Objectives	The Barrow Hanley Credit Opportunities Fund (the “Fund”) seeks to maximize total return, consistent with preservation of capital.		The investment objectives are identical.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in credit instruments. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

Credit instruments consist broadly of any debt instrument or instrument with debt-like characteristics, and include high yield bonds (commonly known as “junk bonds”), bank loans, loan participations and assignments, collateralized loan obligations (“CLOs”), mortgage-and asset-backed securities, structured notes, convertible securities, preferred stock and shares of investment companies that invest principally in credit or floating-rate loan instruments, including the Barrow Hanley Floating Rate Loan Fund and other mutual funds in this Prospectus.

The Fund’s portfolio typically will consist principally of high yield bonds that Barrow, Hanley, Mewhinney & Strauss, LLC, the Fund’s sub-adviser (the “Sub-Adviser” or “Barrow Hanley”), ~~the Fund’s sub-adviser~~ believes are trading below their intrinsic value, selected through a fundamental research process designed to achieve a balanced goal for yield, principal preservation and capital appreciation.

To construct the Fund’s portfolio, Barrow Hanley evaluates the macro environment, industry, and sector trends to determine views from one to three years. This process is designed to enable Barrow Hanley to find specific sectors that offer opportunities for both industry and issuer mispricings given Barrow Hanley’s expectations of changing fundamentals. From there, Barrow Hanley uses two primary methods of identifying potential investments. The first involves independent sorting and research of documents filed with the Securities and Exchange Commission, as well as general and financial news, through the use of third-party research databases, news services and screening software. The second method relies on the professional relationships that Barrow Hanley has established with money managers, leveraged buyout and private equity investors, investment bankers, research analysts, consultants, securities traders, brokers, corporate managers, corporate attorneys and accountants including in depth discussions with Barrow Hanley’s equity research professionals. This analysis is designed to lead Barrow Hanley to industries and debt issuers that offer opportunities for what Barrow Hanley believes are mispriced investments. In this regard, a mispriced investment refers primarily to traditional value metrics utilized by the Sub-Adviser, such as low price/earnings, price/book and high dividend yield relative to the markets in which the Fund may invest. A security also may be mispriced due to a negative theme occurring within an overall industry and/or sector and where the Sub-Adviser believes an investment in the security creates opportunities for outperformance.

The principal investment strategies are substantially similar in all material respects.

Proposal 4: Comparison of Barrow Hanley Floating Rate Fund and Barrow Hanley Floating Rate Fund

Comparison of Investment Objectives and Strategies

	Target Fund: Barrow Hanley Floating Rate Fund	Acquiring Fund: Barrow Hanley Floating Rate Fund	Notes
Investment Objectives	The Barrow Hanley Floating Rate Fund (the “Fund”) seeks to maximize total return, consistent with preservation of capital.		The investment objectives are identical.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in floating rate instruments. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Floating rate instruments are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For purposes of this policy, any security or investment will be considered a floating rate instrument if it has a maturity of six months or less even if it pays a rate of interest rate that does not reset or adjust prior to maturity. Floating rate instruments include bank loans, high yield bonds (commonly known as “junk bonds”), collateralized loan obligations (“CLOs”), structured notes and shares of investment companies that invest principally in floating rate instruments. The Fund may invest in floating rate instruments of any credit quality. The Fund expects that many or all of the Fund’s investments will be rated below investment grade or unrated but of comparable credit quality.

The Fund invests primarily in floating rate bank loans. Certain bank loans may be secured by collateral of the borrower and thus may be senior to most other securities issued by the borrower (e.g., common stock and other debt instruments) in the event of bankruptcy. Other bank loans may be unsecured obligations of the borrower. A bank loan may be acquired through the financial institution acting as agent for the lenders or from the borrower, as an assignment from another lender who holds a direct interest in the bank loan, or as a participation interest in another lender’s portion of the bank loan.

The principal investment strategies are substantially similar in all material respects.

The Fund’s portfolio typically will consist principally of floating rate instruments that Barrow, Hanley, Mewhinney & Strauss, LLC, the Fund’s sub-adviser (the “Sub-Adviser” or “Barrow Hanley”)~~, the Fund’s sub-adviser~~, believes are trading below their intrinsic value, selected through a fundamental research process designed to achieve a balanced goal for yield, principal preservation, and capital appreciation. To construct the Fund’s portfolio, Barrow Hanley evaluates the macro environment and industry and sector trends to determine views from one to three years. This process is designed to enable Barrow Hanley to find specific sectors that offer opportunities for both industry and issuer mispricings given Barrow Hanley’s expectations of changing fundamentals. From there, Barrow Hanley uses two primary methods of identifying potential investments. The first involves independent sorting and research of documents filed with the Securities and Exchange Commission, as well as general and financial news, through the use of third-party research databases, news services and screening software. The second method relies on the professional relationships that Barrow Hanley has established with money managers, leveraged buyout and private equity investors, investment bankers, research analysts, consultants, securities traders, brokers, corporate managers, corporate attorneys and accountants including in depth discussions with Barrow Hanley’s equity research professionals. This analysis is designed to lead Barrow Hanley to industries and debt issuers that offer opportunities for what Barrow Hanley believes are mispriced investments. In this regard, a mispriced investment refers primarily to traditional value metrics utilized by ~~the Sub-Adviser~~ Barrow Hanley, such as low price/earnings, price/book and high dividend yield relative to the markets in which the Fund may invest. A security also may be mispriced due to a negative theme occurring within an overall industry and/or sector and where ~~the Sub-Adviser~~ Barrow Hanley believes an investment in the security creates opportunities for outperformance.

Proposal 5: Comparison of Barrow Hanley US Value Opportunities Fund and Barrow Hanley US Value Opportunities Fund

Comparison of Investment Objectives and Strategies

	Target Fund: Barrow Hanley US Value Opportunities Fund	Acquiring Fund: Barrow Hanley US Value Opportunities Fund	Notes
Investment Objectives	The Barrow Hanley US Value Opportunities Fund (the “Fund”) seeks to outperform ~~achieve risk-adjusted equity returns in excess of~~ the Fund’s benchmark over a full market cycle ~~multiple year time periods~~.		The investment objectives are substantially similar.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by U.S. companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

The Fund invests primarily in a portfolio of equity securities issued by large, middle, and small capitalization U.S. companies and may also invest in convertible securities, preferred stock, real estate investment trusts (“REITs”) and American Depositary Receipts (“ADRs”). The companies whose shares are represented by the ADRs in which the Fund invests typically will have significant economic exposure to the U.S. economy, industries or marketplaces.

The Fund will pursue a strict value-oriented strategy by constructing portfolios of individual stocks, selected on a bottom-up basis, typically reflecting all three of the following value characteristics: price/earnings and price/book ratios below those of the S&P 500 Index and a dividend yield above that of the S&P 500 Index. In seeking to achieve its investment objective, the Fund follows a strategy based on an underlying philosophy that securities markets are inefficient and that these inefficiencies can be favorably exploited through adherence to a value-oriented investment process dedicated to individual stock selection on a bottom-up basis. The Fund does not attempt to time the market or rotate in and out of broad market sectors, as, Barrow, Hanley, Mewhinney & Strauss, LLC, the Fund’s sub-adviser (the “Sub-Adviser” or “Barrow Hanley”), believes it is difficult, if not impossible, to add incremental value on a consistent basis by market timing.

The Fund will generally stay fully invested with what Barrow Hanley believes is a defensive, conservative orientation based on Barrow Hanley’s belief that above-average returns can be achieved while taking below average risks. Barrow Hanley implements this strategy by constructing portfolios of individual stocks that reflect all three value characteristics described above. Through a research-intensive process, Barrow Hanley’s investment team seeks to identify large, medium, and small capitalization companies that are undervalued and temporarily out of favor for reasons that can be identified and understood. Barrow Hanley seeks companies with profitability and earnings growth greater than that of the S&P 500 Index. The strategy of emphasizing low price/book ratios as well as high dividend yields is intended to help achieve capital preservation in down markets. In periods of economic recovery and rising equity markets, this investment strategy seeks to achieve profitability and earnings growth rewarded by the expansion of price/earnings ratios and the generation of excess returns.

Barrow Hanley’s fundamental value analysis is a discipline that seeks to identify companies that not only possess the three characteristics of value discussed above, but also those companies whose businesses can exhibit high or improving profitability which translates into earnings growth above that of the S&P 500 Index. The qualitative aspects of Barrow Hanley’s investment analysis are designed to produce judgments regarding the prospects for a company’s business. Barrow Hanley believes that the value of the underlying business, identified through its quantitative analysis, can be “unlocked” as the company’s fundamentals improve and investor confidence is restored.

The principal investment strategies are substantially similar in all material respects.

Proposal 6: Comparison Barrow Hanley Emerging Markets Value Fund and Barrow Hanley Emerging Markets Value Fund

Comparison of Investment Objectives and Strategies

	Target Fund: Barrow Hanley Emerging Markets Value Fund	Acquiring Fund: Barrow Hanley Emerging Markets Value Fund	Notes
Investment Objectives	The Barrow Hanley Emerging Markets Value Fund (the “Fund”) seeks long-term capital appreciation and consistent income from dividends.		The investment objectives are identical.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies ~~based~~ located in emerging market countries and instruments with economic characteristics similar to such securities. Instruments with economic characteristics similar to securities of companies located in emerging market countries include sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). This policy may be changed upon 60 days’ prior written notice to shareholders.

Emerging market countries, which may include frontier market countries, are countries represented in the MSCI Emerging Markets Index, the MSCI Frontier Markets Index and to the extent not represented in those indexes, Singapore and Hong Kong. ~~A company is based in an emerging market country if: (i) the company is organized or maintains its principal place of business in an emerging market country; (ii) the company’s securities are traded principally in an emerging market country; (iii) at least 50% of the company’s revenues or profits are generated in an emerging markets country; or (iv) at least 50% of the company’s assets are located in an emerging markets country.~~ The Fund invests principally in common stock and ~~American Depositary Receipts (“ADRs”), including~~ sponsored and unsponsored ADRs and GDRs, of companies of any market capitalization.

The Fund may invest in the securities of companies ~~based~~ located in the People’s Republic of China (“China”), including A Shares of such companies that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China.

Barrow, Hanley, Mewhinney & Strauss, LLC, the Fund’s sub-adviser (the “Sub-Adviser” or “Barrow Hanley”), pursues a value-oriented strategy and strives to construct a portfolio of securities, selected on a bottom-up basis, that trade at levels below the MSCI Emerging Markets Index across certain metrics, such as price/ earnings (on normalized earnings), price to book, enterprise value to free cash flow and enterprise value to sales ratios, while simultaneously providing dividend yield above the MSCI Emerging Markets Index. Barrow Hanley’s Emerging Markets Value team employs a two-stage process – incorporating both quantitative and qualitative elements – to manage their investment research effort. Initially, the team uses a valuation based, quantitative screen to narrow down a broad universe of approximately 5,500 emerging markets stocks to a universe of approximately 100-150 stocks (the “guidance list”) that appear to Barrow Hanley to have attractive valuations and also exhibit stable to improving operating fundamentals, strong operating cash flow, and a responsible balance sheet. This guidance list serves as the beginning of Barrow Hanley’s research team’s qualitative assessment. The research team further refines the guidance list using sector-specific criteria (including, capital ratios for financials, price-to-net asset value metrics for energy, and other metrics), ultimately focusing on ideas that Barrow Hanley believes are compelling opportunities. In the fundamental stage of the investment process, the responsible analyst(s) conducts stock-specific research on each company of interest, including interviews with company management.

The principal investment strategies are substantially similar in all material respects.

Proposal 7: Comparison of Barrow Hanley International Value Fund and Barrow Hanley International Value Fund

Comparison of Investment Objectives and Strategies

	Target Fund: Barrow Hanley International Value Fund	Target Fund: Barrow Hanley International Value Fund	Notes
Investment Objectives	The Barrow Hanley International Value Fund (the “Fund”) seeks to obtain higher returns compared to the MSCI EAFE Index, while maintaining lower risk.		The investment objectives are identical.

Principal Investment Strategy

Under normal circumstances, the Fund invests in at least three countries, and invests at least 40% of its total assets in securities of non-U.S. companies. If conditions are not favorable, the Fund will invest at least 30% of its total assets in securities of non-U.S. companies. The Fund considers a company to be a non-U.S. company if: (i) at least 50% of the company’s assets are located outside of the U.S.; (ii) at least 50% of the company’s revenue is generated outside of the U.S.; (iii) the company is organized or maintains its principal place of business outside of the U.S.; or (iv) the company’s securities are traded principally outside of the U.S. The non-U.S. companies in which the Fund invests primarily are ~~based~~ located in developed market countries and to a lesser extent are ~~based~~ located in emerging market countries. Emerging market countries, which may include frontier countries, are countries represented in the MSCI Emerging Markets Index, the MSCI Frontier Markets Index and to the extent not represented in those indexes, Singapore and Hong Kong.

The Fund may invest in the securities of companies ~~based~~ located in the People’s Republic of China (“China”), including A Shares of such companies that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China.

The Fund invests principally in common stock and ~~American Depositary Receipts (“ADRs”), including~~ sponsored and unsponsored ADRs and GDRs of companies of any market capitalization. Barrow, Hanley, Mewhinney & Strauss, LLC’s, the Fund’s sub-adviser (the “Sub-Adviser” or “Barrow Hanley”)~~, the Fund’s sub-adviser~~, seeks to invest in companies that are temporarily undervalued for reasons Barrow Hanley can identify, understand, and believe will improve over time. In addition to valuation, Barrow Hanley typically also looks for companies with what Barrow Hanley believes are stronger than average balance sheets, attractive but sustainable dividend yields, temporarily depressed profitability, and stable-to-improving operating fundamentals. Barrow Hanley expects that the price-to-earnings and price-to-book ratios of the Fund’s aggregate portfolio typically will be lower than the broad market while simultaneously delivering an opportunity for what Barrow Hanley believes is attractive dividend yield.

Barrow Hanley pursues a value-oriented strategy and strives to construct a portfolio of securities, selected on a bottom-up basis, that trade at levels below the MSCI EAFE Index across certain metrics, such as price/earnings (on normalized earnings), price to book, enterprise value to free cash flow and enterprise value to sales ratios, while simultaneously providing dividend yield above the MSCI EAFE Index. Barrow Hanley’s International Value team employs a two-stage process—incorporating both quantitative and qualitative elements—to manage their investment research effort. Initially, the team uses a valuation based, quantitative screen to narrow down a broad universe of approximately 3,800 ex-US stocks to a universe of approximately 150-200 stocks (the “guidance list”) that appear to Barrow Hanley to have attractive valuations and also exhibit stable to improving operating fundamentals, strong operating cash flow, and a responsible balance sheet. This guidance list serves as the beginning of Barrow Hanley’s research team’s qualitative assessment. The research team further refines the guidance list using sector specific criteria (including, capital ratios for financials, price-to-net asset value metrics for energy, and other metrics), ultimately focusing on ideas that Barrow Hanley believes are compelling opportunities. In the fundamental stage of the investment process, the responsible analyst(s) conducts stock-specific research on each company of interest, including interviews with company management.

The principal investment strategies are substantially similar in all material respects.

Comparison of Summary Principal Risks

As with all mutual funds, there is no guarantee that the Target Funds or the Acquiring Funds will achieve their investment objective. You could lose money by investing in the Target Funds or the Acquiring Funds. This could occur because the Target Fund’s or Acquiring Fund’s strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. A share of the Target Funds or the Acquiring Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Although the Funds describe a subset of the principal investment risks somewhat differently, the principal risks associated with investments in the Target Funds and the Acquiring Funds are substantially the same because the Funds have and substantially similar investment objectives and investment strategies. The following summary principal risk factors are disclosed in the Target Funds’ Prospectus and are also disclosed (using slightly different language) as summary principal risk factors by the Acquiring Funds in the Acquiring Funds’ Prospectus.

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Asset-Backed Securities Risk (Total Return Bond Fund and Credit Opportunities Fund). Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

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China Risk (Concentrated Emerging Markets ESG Opportunities Fund, Emerging Markets Value Fund, and International Value Fund). To the extent a Fund invests in securities of Chinese issuers, it may be subject to certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on non-U.S. ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, embargoes and other trade limitations, and custody risks.

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CLO Risk (Credit Opportunities Fund and Floating Rate Fund). Collateralized loan obligations (“CLOs”) issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche and the type of the underlying debts and loans in the tranche. Investments in non-creditworthy borrowers or subordinate tranches may carry greater risk. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. Because the underlying assets in CLOs are loans, in the event an underlying loan is subject to liquidity risks such as the risk of extended settlement, investments in the corresponding CLOs may be indirectly subject to the same risks.

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Commercial Paper Risk (Total Return Bond Fund). Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

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Convertible Securities Risk (Total Return Bond Fund, Credit Opportunities Fund and US Value Opportunities Fund). Convertible securities subject a Fund to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Certain “triggering events” may cause a Fund to lose the principal amount invested in a contingent convertible security and coupon payments on contingent convertible securities may be discretionary and cancelled by the issuer. Due to these factors, the value of contingent convertible securities is unpredictable, and holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.

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Credit Risk (Total Return Bond Fund, Credit Opportunities Fund and Floating Rate Fund). An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.

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Currency Risk (Concentrated Emerging Markets ESG Opportunities Fund, US Value Opportunities Fund, Emerging Markets Value Fund and International Value Fund). Investments in non-U.S. countries are also subject to currency risk. As the Fund’s investments in non-U.S. securities are generally denominated in non-U.S. currencies, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints, including the potential adoption of economic policies and/or currency exchange controls that may affect their currency valuations in a manner that is disadvantageous to U.S. investors and companies.

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Depositary Receipts Risk (Concentrated Emerging Markets ESG Opportunities Fund, US Value Opportunities Fund, Emerging Markets Value Fund and International Value Fund). Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders.

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Emerging Markets Risk (Concentrated Emerging Markets ESG Opportunities Fund, Emerging Markets Value Fund and International Value Fund). In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. Emerging market investments are also subject to enhanced custody risk, a risk that is inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets. In addition, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. The Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.

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Equity Securities Risk (Concentrated Emerging Markets ESG Opportunities Fund, US Value Opportunities Fund, Emerging Markets Value Fund and International Value Fund). The risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods.

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ESG Factor Risk (Concentrated Emerging Markets ESG Opportunities Fund). Considering ESG factors when evaluating an investment may result in the selection or exclusion of certain investments based on the Barrow Hanley’s view of these factors and carries the risk that the Fund may underperform funds that do not take ESG factors into account. In evaluating an issuer, Barrow Hanley may be dependent upon information and data obtained through voluntary reporting by issuers or third-party research that may be incomplete, inaccurate or unavailable, which could impact the portfolio managers’ assessment of related risks and opportunities.

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Fixed Income Risk (Total Return Bond Fund, Credit Opportunities Fund and Floating Rate Fund). Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines. Rising interest rates may also extend the duration of a fixed income security, typically reducing the security’s value. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.

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Floating Rate Securities Risk (Credit Opportunities Fund and Floating Rate Fund). The Fund may invest in obligations with interest rates that are reset periodically. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Certain floating rate instruments have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”). If the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time. Floating rate securities are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows. Issuers of floating rate securities may include, but are not limited to, financial companies, merchandising entities, bank holding companies, and other entities. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

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Focused Investment Risk (Concentrated Emerging Markets ESG Opportunities Fund). Focusing investments in a particular market, sector or value chain (which includes the range of activities required to bring a product or services to market and which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in such market, sector or value chain may decline in value due to economic, market, technological, political or regulatory developments adversely affecting the market or value chain.

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Geographic Focus Risk (Concentrated Emerging Markets ESG Opportunities Fund, US Value Opportunities Fund, Emerging Markets Value Fund and International Value Fund). The risk that events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments will cause the value of the Fund’s shares to decrease, perhaps significantly. To the extent the Fund focuses its assets in a particular country or region, the Fund is more vulnerable to financial, economic, or other political developments in that country or region as compared to a fund that does not focus on holdings in a particular country or region. As a result, the Fund may be more volatile than a fund which is broadly diversified geographically.

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High Yield (“Junk Bond”) Investments Risk (Total Return Bond Fund, Credit Opportunities Fund and Floating Rate Fund). Below investment grade fixed income securities, also known as “junk bonds,” are not investment grade and are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These lower-rated or defaulted debt securities may fluctuate more in price, and are less liquid than higher-rated securities because issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy.

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Inflation Protected Securities Risk (Total Return Bond Fund). The value of inflation protected securities, including TIPS, will generally fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

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Interest Rate Risk (Total Return Bond Fund, Credit Opportunities Fund and Floating Rate Fund). When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. When interest rates fall, the value of fixed income securities generally increase. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. Your investment will decline in value if the value of the Fund’s investments decreases. In a declining interest rate environment fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The risks associated with rising interest rates may be particularly acute in the current market environment because the Federal Reserve Board recently raised rates and may continue to do so.

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Investment Company Risk (Credit Opportunities Fund and Floating Rate Fund). Shareholders in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Investments in other funds also may increase the amount of taxes payable by investors in the Fund.

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LIBOR Risk (Credit Opportunities Fund and Floating Rate Fund). In connection with the global transition away from London Inter-Bank Offered Rate (“LIBOR”) rates, led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, as of June 30, 2023, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract with the Secured Overnight Financing Rate (SOFR). In connection with these changes, interest rate or other provisions included in relevant contracts or other arrangements entered into by a Fund may need to be renegotiated. Markets are developing in these new rates, but concerns around liquidity of the new rates and how to appropriately mitigate any economic value transfer as a result of the transition remain. Neither the effect of the transition process nor its ultimate success can yet be fully known. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Funds.

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Liquidity Risk (Total Return Bond Fund, Credit Opportunities Fund and Floating Rate Fund). The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

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Loan-Related Investments Risk (Total Return Bond Fund, Credit Opportunities Fund and Floating Rate Fund). In addition to risks generally associated with debt investments (e.g., interest rate risk, credit risk, and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Bank loans are generally less liquid than many other debt securities. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that collateral securing a loan, if any, may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity and wide bid/ask spreads, which may cause the Fund to be unable to realize the full value of its investment in a bank loan. Transactions in bank loans may settle on a delayed basis (and in certain cases may take longer than seven days to settle), such that a Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet a Fund’s redemption obligations until a substantial period after the sale of the loans. As upheld on August 24, 2023 by the United States Court of Appeal for the Second Circuit, bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

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Management Risk (Total Return Bond Fund and Credit Opportunities Fund). Barrow Hanley’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

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Management and Quantitative Screening Risk (Concentrated Emerging Markets ESG Opportunities Fund, Floating Rate Fund, US Value Opportunities Fund, Emerging Markets Value Fund and International Value Fund). Barrow Hanley’s dependence on a quantitative strategy and judgments about the attractiveness, value, and potential appreciation of, or social and environmental factors related to, a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities. Because Barrow Hanley relies, in part, on a systematic, quantitative screening process in selecting securities for the Fund, the Fund is subject to the additional risk that Barrow Hanley’s judgment regarding the investment criteria underlying the screening process may prove to be incorrect.

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Mortgage-Backed Securities Risk (Total Return Bond Fund and Credit Opportunities Fund). Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

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Municipal Securities Risk (Total Return Bond Fund). Municipal securities are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from federal income tax.

Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds.

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Non-U.S. Securities Risk (Concentrated Emerging Markets ESG Opportunities Fund, US Value Opportunities Fund, Emerging Markets Value Fund and International Value Fund). Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non-U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non-U.S. securities also are subject to non-U.S. currency fluctuations and other non-U.S. currency-related risks. Non-U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

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Portfolio Turnover Risk (Total Return Bond Fund). The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if Barrow Hanley determines that it would be in the Fund’s best interest to do so. These transactions will increase the Fund’s “portfolio turnover.” High turnover rates generally result in higher brokerage costs to the Fund and higher amounts of taxable distributions to shareholders.

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Preferred Stock Risk (Credit Opportunities Fund and US Value Opportunities Fund). The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

•	REIT and Real Estate-Related Investment Risk (US Value Opportunities Fund). Adverse changes in the real estate markets may affect the value of REIT investments.

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Small-Cap and Mid-Cap Company Risk (Concentrated Emerging Markets ESG Opportunities Fund, US Value Opportunities Fund, Emerging Markets Value Fund and International Value Fund). The small- and mid-capitalization companies in which the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets, and financial resources, and may depend upon relatively small management groups. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies.

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Stock Connect Investing Risk (Concentrated Emerging Markets ESG Opportunities Fund, Emerging Markets Value Fund and International Value Fund). Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in China A Shares through Stock Connect. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested, which could pose risks to the Fund. Moreover, China A Shares purchased through Stock Connect generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in China A Shares. Therefore, the Fund’s investments in China A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in China A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect will only operate on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when the Fund may be subject to the risk of price fluctuations of China A Shares during the time when Stock Connect is not trading. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

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Structured Notes Risk (Credit Opportunities Fund and Floating Rate Fund). Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The Fund bears the risk that the issuer of the structured note will default. The Fund also bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

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Sustainable Investing Risk (Concentrated Emerging Markets ESG Opportunities Fund). Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because Barrow Hanley evaluates ESG metrics when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use ESG metrics. ESG metrics may prioritize long term rather than short term returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the securities identified by Barrow Hanley to fit within its sustainability criteria do not operate as anticipated. Although Barrow Hanley seeks to identify issuers that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments.

As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. Barrow Hanley’s exclusion of certain investments from the Fund’s investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well. Further, an increased focus on ESG or sustainability investing in recent years may have led to increased valuations of certain issuers with higher ESG profiles, which in turn may limit the Fund’s ability to outperform relative to the market. A reversal of that trend could result in losses with respect to investments in such issuers.

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U.S. Government Securities Risk (Total Return Bond Fund). The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

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Value Investing Risk (Concentrated Emerging Markets ESG Opportunities Fund, US Value Opportunities Fund, Emerging Markets Value Fund and International Value Fund). Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.

The following summary principal risk factors are disclosed in certain Acquiring Funds’ summary prospectuses, as detailed below, but are not included as summary principal risk factors in the Target Funds’ summary prospectuses:

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IPO Risk (Concentrated Emerging Markets ESG Opportunities Fund, US Value Opportunities Fund, Emerging Markets Value Fund and International Value Fund). The Fund may purchase securities in Initial Public Offerings (“IPOs”). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

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Regulatory Risk (All Funds). Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Custody Risk is disclosed as a principal risk for the Target Concentrated Emerging Markets ESG Opportunities Fund, Target Emerging Markets Value Fund, and the Target International Value Fund. Additionally, Large Capitalization Risk is disclosed as a principal risk for the Target Concentrated Emerging Markets ESG Opportunities Fund, Target US Value Opportunities Fund, Target Emerging Markets Value Fund, and Target International Value Fund. Further, Prepayment Risk and Extension Risk are disclosed as principal risks for the Target Total Return Bond Fund, the Target Credit Opportunities Fund, and the Target Floating Rate Fund. Finally, Market Risk and Management/Systematic or Quantitative Process Risk are disclosed as principal risks for each of the Target Funds. These risks are not disclosed as principal risks of the Acquiring Funds because the Acquiring Funds believe these risks are sufficiently described in other existing risk disclosures in the Acquiring Funds’ Prospectus and SAI.

Comparison of Fundamental and Non-Fundamental Investment Policies

The Target Funds and the Acquiring Funds have substantially similar fundamental investment restrictions, such that the Reorganizations will not result in any material differences in the way the Target Funds have been managed and the way the Acquiring Funds will be managed after the Reorganizations occur. As required by the 1940 Act, each of the AIC Trust and Acquiring Trust, on behalf of its series, has adopted certain fundamental investment policies including policies regarding borrowing money, issuing senior securities, engaging in the business of underwriting, concentrating investments in a particular industry or group of industries, purchasing and selling real estate, making loans, and purchasing commodities as shown in the table below. In addition, each of the Acquiring Funds, similar to the Target Funds, will operate as “diversified” management investment companies consistent with the requirements under the 1940 Act and will disclose this policy in the Acquiring Funds’ statement of additional information separately from the tables set forth below. The Acquiring Funds describe fundamental investment policies differently than the Target Funds in order to align fundamental investment policy descriptions with those of other funds of the Acquiring Trust. PAFS, Perpetual-PGIA, Barrow Hanley, and Perpetual Limited do not anticipate that disclosure revisions to the fundamental investment policies of the Target Funds will result in material differences in the way the Target Funds have been managed and the way the Acquiring Funds will be managed after the Reorganizations occur.

Further information about the Funds’ fundamental and non-fundamental investment restrictions are contained in the Target Funds’ and Acquiring Funds’ SAIs, which are on file with the SEC. For information regarding how to request copies of the SAIs related to either the Target Funds’ Prospectus or the Acquiring Funds’ Prospectus, please refer to pages ii – iii of this Proxy Statement/Prospectus.

	Target Funds	Acquiring Funds

Fundamental Investment Policies

1. Each Target Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.**

2. Each Target Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.*

The Acquiring Funds may:

1. Borrowing Money. Borrow money to the extent consistent with applicable law, regulation or order from time to time.

2. Senior Securities. Issue senior securities to the extent consistent with applicable law, regulation or order from time to time.

3. Underwriting. Act as underwriter of securities to the extent consistent with applicable law, regulation or order from time to time.

4. Real Estate. Purchase, sell, or hold real estate or interests in real estate to the extent consistent with applicable law, regulation or order from time to time.

5. Commodities. Invest in commodities to the extent consistent with applicable law, regulation or order from time to time.

6. Loans. Make loans to others to the extent consistent with applicable law, regulation or order from time to time.

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Target Funds	Acquiring Funds

3. Each Target Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.*

4. Each Target Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.*

5. Each Target Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.*

6. Each Target Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.*

7. Concentration. Not purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities, including securities issued by any agency or instrumentality of the U.S. government, and related repurchase agreements.

* The Acquiring Funds describe fundamental investment policies #s 2-6 of the Target Funds differently in the Acquiring Funds’ fundamental investment policies in order to align the Acquiring Funds’ fundamental investment policies with those of other funds of the Acquiring Trust.

** The Acquiring Funds will disclose their classification as “diversified” investment companies separately in the Statement of Additional Information.

Whereas the Target Funds do not have non-fundamental investment policies, each of the Acquiring Funds (other than the Acquiring International Value Fund) has a non-fundamental investment policy, as indicated in the table below. A “non-fundamental” investment policy is one that may be changed by a vote of the PAFT Board without a shareholder vote. PAFS will provide Acquiring Fund shareholders with at least 60 days’ proper notice of any changes to an Acquiring Fund’s non-fundamental investment policy. PAFS, Perpetual-PGIA, Barrow Hanley and Perpetual Limited do not anticipate that the addition of the non-fundamental investment policies of the Acquiring Funds will result in material differences in the way the Target Funds have been managed and the way the Acquiring Funds will be managed after the Reorganizations occur.

Acquiring Fund	Non-Fundamental Investment Policies

Acquiring Concentrated Emerging Markets ESG Opportunities Fund	Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies located in emerging market countries and instruments with economic characteristics similar to such securities. Under normal market conditions, the Fund also will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that are consistent with the ESG criteria of Barrow Hanley, the Fund’s subadviser.

Acquiring Total Return Bond Fund	Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other debt instruments.

Acquiring Credit Opportunities Fund	Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in credit instruments.

Acquiring Floating Rate Fund	Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in floating rate instruments.

Acquiring US Value Opportunities Fund	Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by U.S. companies.

Acquiring Fund	Non-Fundamental Investment Policies

Acquiring Emerging Markets Value Fund	Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies located in emerging market countries and instruments with economic characteristics similar to such securities.

In addition, each Acquiring Fund’s investment objective is non-fundamental and may be changed by a vote of the PAFT Board, without shareholder approval.

Comparison of Portfolio Turnover

The portfolio turnover rates for each of the Target Funds’ most recent fiscal year ended October 31, 2023 are listed in the table below.

Target Fund	Turnover Rate for the fiscal year ended October 31, 2023
Target Concentrated Emerging Markets ESG Opportunities Fund	63%
Target Total Return Bond Fund	125%
Target Credit Opportunities Fund	24%
Target Floating Rate Fund	35%
Target US Value Opportunities Fund	30%
Target Emerging Markets Value Fund	50%
Target International Value Fund	57%

The Acquiring Funds have not commenced operations as of the date of this Proxy Statement/Prospectus; however, it is anticipated that each of the Acquiring Fund’s portfolio turnover rate will likely be similar to that of the corresponding Target Fund.

Comparison of Fund Performance

The Acquiring Funds do not have performance history because they have not yet commenced operations as of the date of this Proxy Statement/Prospectus. If the Reorganizations are approved, the Acquiring Funds will assume and continue the performance history of the Target Funds upon the closing of their respective Reorganizations. For more information about performance, see the “Performance Information” section of the Target Funds’ Prospectuses, which is incorporated herein by reference.

Comparison of Investment Advisers and Other Service Providers

Investment Advisers

PAFS serves as the investment adviser to the Acquiring Funds. PAFS is an investment adviser registered with the SEC in the U.S. under the Investment Advisers Act of 1940, as amended. As adviser to the Acquiring Funds, subject to the PAFT Board’s supervision, PAFS continuously reviews, supervises, and administers the Acquiring Funds’ investment program and oversees the Acquiring Funds’ sub-adviser. PAFS also ensures compliance with the Acquiring Funds’ investment policies and guidelines. As of March 31, 2024, PAFS had approximately $10.7 billion in assets under management.

Barrow Hanley serves as the investment sub-adviser to the Target Funds and as the investment sub-adviser to the Acquiring Funds. Barrow Hanley, a Delaware limited liability company, is located at 2200 Ross Avenue, 31st Floor, Dallas, TX 75201. Barrow Hanley is registered as an investment adviser with the SEC and was founded in 1979. Barrow Hanley is an indirect wholly owned subsidiary of Perpetual Limited. As of December 31, 2023, Barrow Hanley had approximately $49.9 billion in assets under management.

For its services as investment adviser to the Acquiring Funds, PAFS is entitled to receive an investment advisory fee with respect to each of the Acquiring Funds as listed in the table below.

Acquiring Fund	Advisory Fee
Acquiring Concentrated Emerging Markets ESG Opportunities Fund	0.93%
Acquiring Total Return Bond Fund	0.35%
Acquiring Credit Opportunities Fund	0.60%
Acquiring Floating Rate Fund	0.45%
Acquiring US Value Opportunities Fund	0.55%
Acquiring Emerging Markets Value Fund	0.87%
Acquiring International Value Fund	0.66%

Pursuant to PAFS’s sub-advisory agreement with Barrow Hanley, PAFS pays Barrow Hanley a sub-advisory fee with respect to each of the Acquiring Funds as listed in the table below. The sub-advisory fees are paid by PAFS and the Acquiring Funds do not make payments directly to Barrow Hanley for Barrow Hanley’s sub-advisory services.

Acquiring Fund	Sub-Advisory Fee
Acquiring Concentrated Emerging Markets ESG Opportunities Fund	0.78%
Acquiring Total Return Bond Fund	0.20%
Acquiring Credit Opportunities Fund	0.45%
Acquiring Floating Rate Fund	0.30%
Acquiring US Value Opportunities Fund	0.40%
Acquiring Emerging Markets Value Fund	0.72%
Acquiring International Value Fund	0.51%

Portfolio Managers

The portfolio managers for the Acquiring Funds will be the same as the current portfolio managers of the Target Funds:

Concentrated Emerging Markets ESG Opportunities Fund and Emerging Markets Value Fund

Randolph Wrington, Jr., CFA, Senior Managing Director and Equity Portfolio Manager, has managed the Target Concentrated Emerging Markets ESG Opportunities Fund since 2022 and the Target Emerging Markets Value Fund since 2021.

Sherry Zhang, CFA, Managing Director, Equity Portfolio Manager and Analyst, has managed the Target Concentrated Emerging Markets ESG Opportunities Fund since 2022 and the Target Emerging Markets Value Fund since 2021.

David Feygenson, Managing Director, Equity Portfolio Manager and Analyst, has managed the Target Concentrated Emerging Markets ESG Opportunities Fund since 2022 and the Target Emerging Markets Value Fund since 2021.

Total Return Bond Fund

Deborah Petruzzelli, Managing Director and Fixed Income Portfolio Manager, has managed the Target Total Return Bond Fund since 2022.

Scott McDonald, CFA, Senior Managing Director and Fixed Income Portfolio Manager, has managed the Target Total Return Bond Fund since 2022.

Justin Martin, CFA, Managing Director, Fixed Income Portfolio Manager and Analyst, has managed the Target Total Return Bond Fund since 2022.

Matthew Routh, CFA, Managing Director, Fixed Income Portfolio Manager and Analyst, has managed the Target Total Return Bond Fund since 2022.

Credit Opportunities Fund and Floating Rate Fund

Nick Losey, CFA, Managing Director, Fixed Income, has managed the Target Credit Opportunities Fund and the Target Floating Rate Fund since 2022.

Chet Paipanandiker, Managing Director, Fixed Income, has managed the Target Credit Opportunities Fund and the Target Floating Rate Fund since 2022.

Michael Trahan, CFA, Managing Director, Fixed Income, has managed the Target Credit Opportunities Fund and the Target Floating Rate Fund since 2022.

US Value Opportunities Fund

Mark Giambrone, Executive Director, Head of US Equities, Portfolio Manager, has managed the Target US Value Opportunities Fund since 2022.

Michael Nayfa, CFA, Managing Director, Equity Portfolio Manager and Analyst, has managed the Target US Value Opportunities Fund since 2022.

Terry Pelzel, CFA, Managing Director, Equity Portfolio Manager and Analyst, has managed the Target US Value Opportunities Fund since 2022.

International Value Fund

Randolph Wrington, Jr., CFA, Senior Managing Director and Equity Portfolio Manager, has managed the Target International Value Fund since 2021.

Patrik Wibom, Managing Director, Equity Portfolio Manager and Analyst, has managed the Target International Value Fund since 2021.

For more information about the management of the Target Emerging Markets Value Fund and the Target International Value Fund, please refer to the “Portfolio Managers” section of the such Funds’ Prospectuses, which are incorporated herein by reference. For more information about the management of each of the Target Concentrated Emerging Markets ESG Opportunities Fund, Target Total Return Bond Fund, Target Credit Opportunities Fund, Target Floating Rate Fund and Target US Value Opportunities Fund, please refer to the “Portfolio Managers” section of such Funds’ Prospectuses, which are incorporated herein by reference. For further information about the management of each of the Target Funds, please refer to the “Portfolio Managers” section of the Target Funds’ SAI, which is also incorporated herein by reference. A discussion regarding the basis for the AIC Board’s approval of the investment advisory agreement for the Target Funds is available in the Target Funds’ most recent semi-annual report to shareholders, which is incorporated herein by reference.

For more information about the management of the Acquiring Funds, please refer to the “Management of the Funds” section of the Acquiring Funds’ Prospectus, which is incorporated herein by reference, and to the “Investment Advisory and Other Services” section of the Acquiring Funds’ SAI, which is incorporated by reference into the SAI related to this Proxy Statement/Prospectus. A discussion regarding the basis for the PAFT Board’s approval of the investment advisory agreement for the Acquiring Funds will be available in the Acquiring Funds’ first annual report to shareholders, which is expected to be for the period ended September 30, 2024, following commencement of operations.

Administrator, Transfer Agent, and Custodian

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Acquiring Funds’ Administrator, Fund Accounting Agent, Transfer Agent, and Custodian.

SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Target Funds’ Administrator.

Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, Maine 04101, serves as the Target Funds’ Transfer Agent.

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as the Target Funds’ Custodian.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), One North Wacker, Chicago, Illinois 60606, is the independent registered public accounting firm that serves as the Acquiring Funds’ independent registered public accounting firm. PwC performs an annual audit of the Fund’s financial statements and provides audit and tax services.

KPMG LLP, 1601 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Target Funds.

Comparison of Share Classes and Distribution Arrangements

As discussed below, each of the Target Funds will be reorganized into a corresponding Acquiring Fund, whereby Target Fund Shareholders will be issued Institutional Class shares of the corresponding Acquiring Fund. The following section describes the different distribution arrangements and eligibility requirements of the Funds.

Distribution of Target Funds and Acquiring Fund Shares

Perpetual Americas Funds Distributors, LLC (“PAFD”), a wholly-owned subsidiary of Foreside Financial Group, LLC (“Foreside”), a registered broker-dealer dedicated to U.S. marketing and distribution of pooled funds advised by PAFS, including the Acquiring Trust, located at 3 Canal Plaza, Suite 100 Portland, Maine 04101, serves as principal underwriter for the Acquiring Funds pursuant to a written agreement. PAFD provides services only to the Acquiring Trust.

SEI Investments Distribution Co., a wholly owned subsidiary of SEI Investments and an affiliate of SEI Investments Global Funds Services, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as principal underwriter and distributor for shares of the Target Funds pursuant to a written agreement.

Class Structure

Each of the Target Funds offers Class I shares, and the Target Emerging Markets Value Fund and Target International Value Fund previously offered Class Y shares. Such Class Y shares were converted to Class I shares. Each of the Acquiring Funds currently offers Institutional Class shares and have registered Advisor Class, Investor Class, and Class Z shares.

In connection with the Reorganizations, shareholders of Class I shares of each Target Fund, including shareholders whose Class Y shares were converted into Class I shares, will receive Institutional Class shares of the corresponding Acquiring Fund. Shareholders of the Target Funds at the time of the Reorganizations will receive Institutional Class shares regardless of whether they meet the Acquiring Funds’ eligibility criteria and will be permitted to make subsequent purchases regardless of whether they meet the Acquiring Funds’ eligibility criteria at the time of such future purchases. Unlike the Target Funds, the Acquiring Funds do not impose any minimum on subsequent purchases of Institutional Class shares.

The eligibility requirements, distribution and service fees and sales charges of the Target Funds and Acquiring Funds are further described, and the material differences are highlighted, in the following sub-sections.

Eligibility requirements

Eligible Institutional Class investors of the Acquiring Funds primarily include:

•	individuals and institutional investors with a minimum initial investment of $100,000;

•

employer sponsored retirement plans, pooled investment vehicles, clients of financial institutions or intermediaries which charge such clients a fee for advisory, investment consulting, or similar services or have entered into an agreement with the Acquiring Funds or the Acquiring Funds’ Distributor to offer such shares though an investment platform;

•	clients of trust companies where the trust company is acting in fiduciary capacity, as agent, or as custodian;

•	investors through certain brokerage platforms in which an investor transacting through a broker may be required to pay commission and/or other forms of compensation to the broker;

•

officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Code, of the Target Funds and PAFS, and its subsidiaries and affiliates;

•

any trust or plan established as part of a qualified tuition program under Section 529 of the Code, if a contract exists between PAFD and/or its affiliates and the state sponsor of the program or one of its service providers, to provide the program:

•	services relating to operating the program; and/or

•	Fund shares for purchase which require sub-transfer agency fees from the Fund;

•

advisory programs where the shares are acquired on behalf of program participants in connection with a comprehensive fee or other advisory fee arrangement between the program participant and a registered broker dealer or investment adviser, trust company, bank, family office, or multi-family office (referred to as the “Sponsor”) on behalf of program participants if:

•	the program participant pays the Sponsor a fee for investment advisory or related services, under a comprehensive fee or other advisory fee arrangement; and

•	the Sponsor or the broker-dealer through which the Acquiring Funds’ shares are acquired has an agreement with PAFD; and

•	other investors for which the Fund or PAFD has pre-approved the purchase.

To purchase shares of a Target Fund’s Class I shares for the first time, you must invest at least $100,000. Subsequent investments must be made in amounts of at least $50.

Additional information about the eligibility requirements to purchase the Target Funds’ and the Acquiring Funds’ shares is available in their respective Prospectuses and SAIs.

Sales Charges and Redemption Fees

None of the shares of the Target Funds or Acquiring Funds are subject to any front-end sales charges or CDSC. While each Target Fund previously charged a 1.00% Redemption Fee (expressed as a percentage of the amount redeemed, if redeemed within thirty days of purchase), such redemption fee has been eliminated and is not longer charged. The Acquiring Funds do not have a redemption fee.

Distribution Plans and Service Plans

Shareholders of the Acquiring Funds are expected to receive shareholder services substantially similar to those currently received by shareholders of the Target Funds.

Neither the Target Funds’ Class I shares nor the Acquiring Funds’ Institutional Class shares bear a 12b-1 Fee. Prior to their conversion to Class I shares, the Target Funds’ Class Y shares also did not bear a 12b-1 Fee but were authorized to charge a maximum asset based shareholder servicing fee of 0.15%. The Acquiring Funds’ Institutional Class shares do not bear a separate shareholder servicing fee.

PAFS proposes to arrange for the engagement of third-party service providers (“Financial Intermediaries”) to provide personal services, accounting, sub-accounting, recordkeeping and/or other administrative services (commonly referred to as “Sub-Transfer Agency Services”) to Institutional Class shareholders of the Acquiring Funds and to assist the Acquiring Funds in monitoring and overseeing such Financial Intermediaries. In the first instance, PAFS or PAFD will be responsible for making payments to Financial Intermediaries for Sub-Transfer Agency Services. PAFS proposes that the Acquiring Funds be added to the Acquiring Trust’s Sub-Transfer Agency Services Agreement with PAFS, under which the Acquiring Funds will agree to reimburse PAFS (or its designee) for payments PAFS (or its designee) makes to Financial Intermediaries for Sub-Transfer Agency Services provided to beneficial owners of Institutional Class shares of the Acquiring Funds.

Comparison of Purchase, Redemption and Exchange Procedures

Purchase Procedures

The purchase procedures employed by the Target Funds and the Acquiring Funds are similar. The Target Funds and the Acquiring Funds both offer shares through their respective distributors on a continuous basis. Shares of the Target Funds and the Acquiring Funds may be purchased directly from the Funds or through authorized brokers or financial intermediaries. The purchase price of each share of the Target Funds and the Acquiring Funds is based on the net asset value next determined after the order is received in proper form by the Target Funds or Acquiring Funds or their respective agents. Purchases of shares of the Target Funds and the Acquiring Funds may be made by mail or telephone.

Additional information regarding the purchase procedures of the Target Funds and the Acquiring Funds is available in their respective Prospectuses. Additional information regarding the Target Funds and the Acquiring Funds can be found in various documents identified in the introduction to this Proxy Statement/Prospectus.

Investment Minimums

Shares of the Target Funds and Institutional Class shares of the Acquiring Funds require a minimum initial investment. The Acquiring Funds do not require a minimum subsequent investment amount.

The minimum initial and subsequent investment requirements for shares of the Target Funds and the Acquiring Funds are set forth below:

Class Name	Investment Minimums
Target Funds Class I Shares	Initial – $100,000 Subsequent – $50
Target Funds Class Y Shares*	Initial – $2,500 Subsequent – $50
Acquiring Funds Institutional Class Shares	Initial – $100,000 Subsequent – None

*	Class Y shares were previously converted into Class I shares.

Minimum investment requirements do not apply to Acquiring Fund shares received in the Reorganization or to purchases by officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Code), of the Funds and their respective advisers. If you purchase shares through an intermediary, different minimum account requirements may apply. Each of the Target Funds and Acquiring Funds may accept initial investments smaller than the minimum initial investment amounts from eligible retirement account investors and in connection with the Funds’ participation in third-party distribution platforms and in certain other instances at their discretion. Additional information regarding waiver or reduction of investment minimums is available in the Target Funds and Acquiring Funds respective Prospectuses and Statements of Additional Information.

Redemption Procedures

The redemption procedures employed by the Target Funds and the Acquiring Funds are similar. Shareholders of both the Target Funds and the Acquiring Funds may redeem all or part of their investment in a Fund on any day that the Fund is open for business. Generally, both the Target Funds and the Acquiring Funds forward redemption proceeds as promptly as possible, but no later than seven days, with certain limited exceptions. The Target Funds and the Acquiring Funds both make redemptions in cash, typically by check, electronic bank transfer or wire. Both the Target Funds and the Acquiring Funds reserve the right to determine whether to satisfy redemption requests by making payments in securities or other property (also known as a redemption in-kind). The Target Funds and the Acquiring Funds each have in place a line of credit that may be used to meet redemption requests during stressed market conditions. The Target Funds may redeem the shares in a shareholders’ account if the value of the account is less than $1,000 because of the shareholder’s redemptions. The Acquiring Funds do not have any such requirement.

Additional information regarding the redemption procedures of the Target Funds and the Acquiring Funds is available in their respective Prospectuses. Additional information regarding the Target Funds and the Acquiring Funds can be found in various documents identified in the introduction to this Proxy Statement/Prospectus.

Frequent or Short-Term Trading Policies

The Target Funds and the Acquiring Funds each have policies and procedures to discourage excessive or short-term trading. The Target Funds and Acquiring Funds reserve the right to eliminate its exchange privilege (if applicable), or otherwise reject or limit any order to purchase shares, if, in the Funds’ judgment, the Fund would potentially be adversely affected by such exchanges. A further description of the Target Funds’ and the Acquiring Funds’ policies related to deterring excessive short-term trading activity can be found in their respective Prospectuses. Additional information regarding the Target Funds and the Acquiring Funds can be found in various documents identified in the introduction to this Proxy Statement/Prospectus.

Comparison of Dividend and Distribution Policies and Fiscal Years

Dividend and Distribution Policies

Normally, the Target Total Return Bond Fund, Target Credit Opportunities Fund, and Target Floating Rate Fund distribute their net investment income, if any, quarterly, and make distributions of their net realized capital gains, if any, at least annually. The Target Concentrated Emerging Markets ESG Opportunities Fund, Target US Value Opportunities Fund, Target Emerging Markets Value Fund and Target International Value Fund generally distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. Ordinarily, the Acquiring Funds distribute their net investment income, if any, annually, and make distributions of their net realized capital gains, if any, at least annually. With respect to both the Target Funds and the Acquiring Funds, all income and capital gain distributions are automatically reinvested in additional shares of the applicable Fund, unless you request in writing a payment in cash.

Additional information regarding the dividend and distribution policies of the Target Funds and the Acquiring Funds is available in their respective Prospectuses. Pages ii-iii of this Proxy Statement/Prospectus explains how you can obtain a copy of the Prospectuses.

Fiscal Years

The fiscal year end for the Target Funds is October 31. The fiscal year end for the Acquiring Funds is September 30.

Comparison of Business Structures, Shareholder Rights and Applicable Law

As noted above, the Target Trust is organized as a Delaware Statutory Trust pursuant to the laws of the State of Delaware and the Acquiring Trust is organized as a Massachusetts Business Trust pursuant to the laws of the Commonwealth of Massachusetts. Prior to the Closing Date, there will be no issued and outstanding shares of the Acquiring Funds. The following is a discussion of certain provisions of the governing instruments and governing laws of the Target Funds and the Acquiring Funds. Shareholders should note, among other differences, differences discussed below with respect to shareholders’ ability to call shareholder meetings, shareholders’ ability to bring derivative actions, and quorum for shareholder meetings. The below is not a complete description of the Funds’ governing instruments or relevant governing laws. Further information about the Funds’ governance structure is contained in the Funds’ shareholder reports and governing documents.

Shares. The AIC Trustees and the trustees of the Acquiring Trust (the “Acquiring Trustees”) each have the power to issue shares of the respective Funds without shareholder approval. The governing documents of the Target Funds and Acquiring Funds indicate that the amount of shares that the Target Funds and Acquiring Funds each may issue is unlimited. Shares of the Target Funds and the Acquiring Funds have no preemptive rights.

Organization. The Target Trust and the Acquiring Trust are each governed by their respective Declarations of Trust and Bylaws, and each trust’s business and affairs are managed under the supervision of its respective Board of Trustees. The Target Trust is governed by its Certificate of Trust, Agreement and Declaration of Trust (the “AIC Declaration”) and its Amended and Restated Bylaws (the “AIC Bylaws” and, together with the Certificate of Trust and AIC Declaration, the “AIC Governing Instruments”), each as may be amended. The Acquiring Trust is governed by its Second Amended and Restated Agreement and Declaration of Trust (the “PAFT Declaration” and, together with the AIC Declaration, the “Declarations”) and its Second Amended and Restated Bylaws (the “PAFT Bylaws” and, together with the PAFT Declaration, the “PAFT Governing Instruments”), each as may be amended.

Composition of the Board of Trustees. Pursuant to the AIC Declaration, the number of Trustees constituting the AIC Board at any time shall be determined by the AIC Trustees themselves, but shall not be less than three or more than fifteen. Each AIC Trustee shall hold office during the lifetime of the Target Trust until the Trustee dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or until the next meeting of shareholders called for the purpose of electing AIC Trustees and until the election and qualification of the AIC Trustee’s successor. The AIC Declaration provides that the Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees or remove Trustees with or without cause. The Shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose, which may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of Shareholders owning 10% or more of the shares of the AIC Trust in the aggregate.

The PAFT Declaration provides that the Acquiring Trustees may from time to time fix the number of Acquiring Trustees or fill vacancies in the Acquiring Trustees, including vacancies arising from an increase in the number of Acquiring Trustees, and that each Acquiring Trustee shall hold office for the lifetime of the Acquiring Trust or until such Acquiring Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Acquiring Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of the Acquiring Trustee’s successor.

Shareholder Meetings and Rights of Shareholders to Call a Meeting. The Target Funds and the Acquiring Funds are not required to hold annual meetings of shareholders, and neither the Target Trust nor the Acquiring Trust holds annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office may call a shareholder meeting for the election of trustees.

The AIC Bylaws provide that meetings of shareholders may be called at any time by a majority of the AIC Trustees, the chairman of the board, or the president, and shall be called by the secretary of AIC upon written request of the holders of shares entitled to cast not less than 10% of all the votes entitled to be cast at such meeting. Each notice of a meeting must state the time and place of the meeting and the purposes of such meeting. Notices must be sent not less than seven days before the meeting date.

The PAFT Bylaws provide that shareholder meetings may be called by a majority of Acquiring Trustees, by the secretary of the Acquiring Trust, or by other officers authorized by the Acquiring Trustees when ordered to do so by a majority of Acquiring Trustees. Shareholder meetings shall also be called by order of the Acquiring Trustees at the request of shareholders if and to the extent provided by the PAFT Declaration or by applicable law. The Acquiring Trustees may from time to time in their discretion provide for procedures by which shareholders may, prior to any meeting at which Acquiring Trustees are to be elected, submit the names of potential candidates for Trustee, to be considered by the Acquiring Trustees, or any proper committee thereof.

Number of Votes; Aggregate Voting. The AIC Governing Instruments and the PAFT Governing Instruments provide that each shareholder is entitled to one vote for each whole share held, and a fractional vote for each fractional share held. Shareholders of the Target Funds and the Acquiring Funds are not entitled to cumulative voting in the election of trustees. The PAFT Governing Instruments provide that all shares of the Acquiring Funds shall be voted together, except when the matter affects the interests of one or more series (or classes), and then only the shareholders of the affected series (or classes) are entitled to vote. The AIC Governing Instruments provide that all shares of the Target Funds shall vote without differentiation by series or if any matter affects only the interest of some but not all series or classes, in which case only the shareholders of such affected series or class are entitled to vote.

Derivative Actions. Under the PAFT Declaration, a shareholder may only bring derivative action on behalf of the Acquiring Trust if the shareholder first makes a pre-suit demand upon the PAFT Board. The demand will not be excused under any circumstances, including claims of alleged interest on the part of the Acquiring Trustees, unless the shareholder makes a specific showing that irreparable nonmonetary injury to the Acquiring Trust or series or class of shares would otherwise result. The demand must be mailed to the secretary of the Acquiring Trust at the Acquiring Trust’s principal office and must set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the shareholder(s) to support the allegations made in the demand. The PAFT Board will consider the demand within 90 days of its receipt by the Acquiring Trust. In their sole discretion, the PAFT Board may submit the matter to a vote of shareholders of the Acquiring Trust. Any decision by the PAFT Board to bring, maintain or settle (or not to bring, maintain or settle) a derivative action, or to submit the matter to a vote of shareholders is binding upon the shareholders.

By contrast, the Delaware Statutory Trust Act (the “Delaware Act”) permits beneficial owners to bring a derivative action in the right of a statutory trust if persons with the authority to do so have refused to bring the action, or if an attempt to petition such persons is unlikely to exceed, unless otherwise provided in the statutory trust’s declaration of trust or bylaws. The AIC Declaration does not limit the ability of shareholders to bring derivative actions on behalf of the Target Trust.

Right to Vote. The 1940 Act provides that shareholders of the Target Funds and the Acquiring Funds have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. Shareholders of the Target Funds and Acquiring Funds or a particular class thereof also have the right to vote on certain matters affecting the Target Funds and the Acquiring Funds, respectively, under their respective governing instruments and laws of the Commonwealth of Massachusetts or the State of Delaware, as applicable. Shareholders of the Target Trust have the right to vote only (i) for the election or removal of AIC Trustees, and (ii) with respect to such additional matters relating to the Target Trust as may be required by the AIC Declaration of Trust, the AIC Bylaws or any registration of the Target Trust with the SEC (or any successor agency) or any state, or as the AIC Trustees may consider necessary or desirable. Acquiring Funds shareholders have the right to vote (1) for the election of Acquiring Trustees; (2) for the removal of Acquiring Trustees; (3) with respect to any manager or sub-adviser to the extent required by the 1940 Act; (4) with respect to the termination of the Acquiring Trust or any series or class of shares (unless termination is effected by written notice from the Acquiring Trustees); (5) with respect to amendments to the PAFT Declaration which may adversely affect the rights of shareholders; and (6) with respect to such additional matters relating to the Acquiring Trust as may be required by law, the PAFT Declaration, the PAFT Bylaws or any registration of the Acquiring Trust with the SEC (or any successor agency) or any state, or as the Acquiring Trustees may consider necessary or desirable.

Quorum and Voting. For both the Target Trust and the Acquiring Trust, if an approval is required by the 1940 Act, then, except for the election of trustees, a 1940 Act Majority is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote. For the Target Trust, except as otherwise provided by the 1940 Act or AIC Declaration, 33 1/3% of the total combined net asset value of all shares issued and outstanding and entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting. For the Target Trust, when a quorum is present at any meeting, a majority of the votes entitled to be case shall decide any questions and a plurality of votes present shall elect an AIC Trustee, except when a larger vote is required by any provision of the AIC Governing Instruments or by applicable law. Except as otherwise provided by the 1940 Act or other applicable law, for the Acquiring Trust, 30% of the outstanding shares entitled to vote present or represented by proxy constitute a quorum and, if a quorum is present at any meeting, a majority of the shares voted decide any questions, except a plurality vote is necessary for the election of Acquiring Trustees.

Amendment of Governing Instruments. Except as described below, the AIC Board and the PAFT Board each have the right to amend, from time to time, their respective governing instruments. The AIC Bylaws may be amended by a majority of the AIC Trustees. The PAFT Bylaws may be amended or repealed by a majority of the Acquiring Trustees then in office. Neither the AIC Bylaws nor the PAFT Bylaws may be amended by shareholders.

Generally, the AIC Declaration may be amended at any time by an instrument in writing signed by a majority of the then AIC Trustees without the need for shareholder action, provided that shareholder approval is not required under the 1940 Act. However, an amendment which will affect the holders of one or more series or classes of shares but not the holders of all outstanding series and classes of shares shall be authorized by vote of the shareholders holding a majority of the shares entitled to vote of each series and class affected, and no vote of shareholders of a series or class not affected is required. Additionally, any amendment to Section 4 of Article VIII of the Declaration of Trust (which governs amendments) or to Section 1 of Article V (that would affect the right of the shareholders to vote) must be submitted to the shareholders.

For the Acquiring Funds, the PAFT Declaration may be restated and/or amended at any time by an instrument in writing signed by a majority of the PAFT Board; provided, however, that no restatement or amendment may be made to the PAFT Declaration or PAFT Bylaws that would (i) impair the exemption from personal liability of the shareholders, former shareholders, trustees or former trustees, (ii) permit assessments upon shareholders of the Acquiring Trust, or (iii) limit the rights to indemnification under the PAFT Declaration. An amendment which in the determination of the Acquiring Trustees shall affect the holders of one or more series but not the holders of all outstanding series, or shall affect the holders of one or more classes of a series but not the holders of all outstanding shares of all classes, shall be authorized as to any such series or class by the affirmative vote of the holders of at least a majority of the shares of such affected series or class outstanding and entitled to vote, and no vote of shareholders of a series or class not determined by the Acquiring Trustees to be affected shall be required.

Mergers, Reorganizations and Conversions. The governing instruments of the Target Trust provide that the AIC Trustees may cause the Target Trust to (i) convert or merge, reorganize, or consolidate with or into one or more business organizations, so long as the resulting entity is an open-end investment company under the 1940 Act or a series thereof, (ii) cause the shares of the Trust to be exchanged under or pursuant to any statute to the extent permitted by law, (iii) cause the Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States, (iv) cause the Trust to sell all or substantially all of the assets of the Trust (or any series or class thereof) to another series or class of the Trust or to another business organization, so long as the resulting entity is an open-end investment company under the 1940 Act, or (v) sell or convert into money all or any part of the assets of the Trust or any series or class thereof. Unless otherwise required by applicable law, such a transaction may be authorized without shareholder vote or approval.

The governing instruments of the Acquiring Trust provide that Acquiring Trustees may cause an Acquiring Funds to (i) merge, consolidate or reorganize with any other entity (including another series or class of the Acquiring Trust) or (ii) sell or exchange all or substantially all of the assets of the Acquiring Trust or of any series or class. Unless otherwise required by applicable law, any such consolidation, merger or transfer may be authorized by vote of a majority of the Acquiring Trustees then in office without the approval of shareholders of the Acquiring Trust or relevant series.

Termination of a Fund. The Target Trust may be terminated at any time by the affirmative vote of a majority of the outstanding voting securities, voting separately by series, or by the AIC Trustees then in office by written notice to the shareholders. Any series or class of shares may be terminated at any time by a vote of a majority of the AIC Trustees.

The Acquiring Trust or any series or class of any series may be terminated at any time (i) by the Acquiring Trustees by written notice to the Shareholders of the Acquiring Trust or to the relevant Acquiring Funds Shareholders, as the case may be, or (ii) by the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of each series or class entitled to vote, or (2) 67% or more of the shares of each series or class entitled to vote and present at a meeting called for this purpose if more than 50% of the outstanding shares of each series or class entitled to vote are present at the meeting in person or by proxy.

Liability of Shareholders. The governing instruments of the Acquiring Trust generally provide that shareholders will not be subject to personal liability for the obligations of the Acquiring Trust and neither the Acquiring Trust nor the Acquiring Trustees, nor any officer, employee or agent of the Acquiring Trust shall have any power to bind personally any shareholder. The governing instruments of the Target Trust provide that neither the Target Trust nor the AIC Trustees shall have the power to bind personally any shareholder, and no shareholder of the Target Trust shall be subject to any personal liability whatsoever in connection with the Target Trust property or the acts, obligations, or affairs of the Trust. Shareholders of the Target Trust have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under Delaware law.

Liability of Trustees and Officers. Consistent with the 1940 Act, the PAFT Governing Instruments provide that neither the Acquiring Trustees, nor any officer of the Acquiring Funds, shall be subject to any personal liability in connection with the assets or affairs of a Fund, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office (“Disqualifying Conduct”). The AIC Governing Instruments provide that the AIC Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Target Trust, nor shall any AIC Trustee be responsible for the act or omission of another AIC Trustee. The AIC Trustees are subject to personal liability solely for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such AIC Trustee’s office, and shall not be liable for errors of judgment or mistakes of fact or law.

Indemnification. The AIC Governing Instruments generally provide that the Target Trust indemnify any person (i) who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Target Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of the Target Trust, or (ii) otherwise by virtue of his being or having been a Trustee or officer of the trust, against expenses actually and reasonably incurred in connection with the defense or settlement of that action if that person acted in good faith and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. Nothing shall indemnify any agent of the Target Trust for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with the Target Trust.

The PAFT Declaration generally provides that any Acquiring Trustee or officer shall be indemnified by the Acquiring Trust against any and all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and accountants’ or counsel fees reasonably incurred, if such person acted, or took no action, as the case may be, in good faith, with the reasonable belief that their action (or inaction, as the case may be) was not opposed to the best interests of the Acquiring Trust, and without any willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office, and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.

Both the Target Trust and the Acquiring Trust may advance expenses incurred in defending any proceedings subject to certain conditions.

BACKGROUND AND TRUSTEES’ CONSIDERATIONS RELATING TO THE PROPOSED REORGANIZATIONS

REASONS FOR THE PROPOSED REORGANIZATIONS

The Reorganizations are being proposed following the acquisition of Pendal Group Limited, the parent company of PAFS, by Perpetual Limited, the ultimate parent company of Perpetual-PGIA and Barrow Hanley. PAFS, Perpetual-PGIA, Barrow Hanley and Perpetual Limited believe that the Reorganizations, which will result in the Target Funds being housed in the same mutual fund trust as other U.S. mutual funds advised by PAFS, would benefit shareholders in a number of ways, including by allowing for efficiencies in operational management and oversight, compliance oversight, sponsorship and governance matters. PAFS, Perpetual-PGIA, Barrow Hanley, and Perpetual Limited also believe that the proposed Reorganizations will provide opportunities to increase the assets of the Target Funds through the established distribution network of PAFS.

As a result, Perpetual-PGIA and Barrow Hanley notified the AIC Board that they wished to reorganize each Target Fund into its corresponding Acquiring Fund. In reaching the decision to approve each Reorganization and to recommend that shareholders of each Target Fund vote to approve their respective Reorganization at a meeting held on May 13, 2024 (the “Board Meeting”), the AIC Board, including the trustees who are not “interested persons” (as that term is defined by Section 2(a)(19) of the 1940 Act) (the “Independent Trustees”), unanimously determined that the participation of each Target Fund in the Reorganization is in the best interests of that Target Fund and would not result in dilution of the Target Fund’s shareholders’ interests. The AIC Board’s determinations were based on a comprehensive set of information provided to them in connection with the Board Meeting. During their review, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee may have attributed different weights to various factors. The AIC Board considered each of the following factors, among others, to be relevant factors in their evaluation of the Reorganizations:

•

That Barrow Hanley, the sub-adviser of the Target Funds, will be the sub-adviser of the Acquiring Funds and the expected continuation of day-to-day portfolio management from all of the Target Funds’ current portfolio managers and that Barrow Hanley’s investment process and compliance policies for managing the Acquiring Funds as sub-adviser will be substantially similar to those used by Barrow Hanley in managing the Target Funds as sub-adviser;

•	That each Target Fund’s and its corresponding Acquiring Fund’s investment objective and investment strategies are substantially similar;

•	That each Acquiring Fund pays the same management fees as the corresponding Target Fund;

•	PAFS’s representation that Target Fund Shareholders can expect to experience lower operating expenses before application of fee waivers and/or expense reimbursements;

•

PAFS’s representation that, with the exception of Target Total Return Bond Fund, Target Fund Shareholders can expect to experience lower operating expenses after application of PAFS’s agreement to contractually waive certain fees and reimburse certain expenses for the Institutional Class shares of each Acquiring Fund through February 1, 2026 in order to reduce operating expenses to a level below the operating expenses of its corresponding Target Fund;

•

PAFS’s representation that expenses of the Acquiring Total Return Bond Fund after application of fee waivers and/or expense reimbursements will be the same as that of the Target Total Return Bond Fund following PAFS’s agreement to contractually waive certain fees and reimburse certain expenses for Institutional Class shares of the Acquiring Total Return Bond Fund through February 1, 2026 in order to maintain operating expenses to a level of the operating expenses of the Target Total Return Bond Fund;

•

That the Reorganizations are intended to be tax-free for U.S. federal income tax purposes for the Target Funds and the Target Fund Shareholders (see “Certain U.S. Federal Income Tax Consequences of the Reorganization”);

•	That under the Plan, each Acquiring Fund would assume all of the liabilities of the corresponding Target Fund;

•

That shareholders who do not want to participate in a Reorganization are able to redeem their shares of their Target Fund prior to the closing of a Reorganization without the imposition of any redemption fee;

•

That each proposed service provider for the Acquiring Funds is well established and capable of providing services to the Acquiring Funds at a comparable level to that currently provided by the service providers to the Target Funds;

•	That the Reorganization of each Target Fund is subject to the approval of its shareholders;

•	That PAFS has an interest in the reputational benefits associated with advising the Acquiring Funds and the revenue growth resulting from increasing its assets under management;

•

That PAFS, and not the Target Funds or Acquiring Funds, would pay all costs associated with the Reorganizations, other than certain costs specified in the Plan (attached hereto as Appendix A), which are expected to be zero or otherwise de minimis; and

•	That the Reorganizations will not result in the dilution of the Target Fund Shareholders’ interests.

In light of these factors, and their fiduciary duty under federal and state law, the AIC Trustees unanimously approved the Reorganizations. The AIC Trustees also determined that the Plan providing for the Reorganizations should be submitted to the Target Funds’ shareholders for approval. The AIC Board unanimously recommends that the shareholders of the Target Funds vote “FOR” the approval of the Plan relating to the Reorganizations of the Target Funds.

The approval of the Reorganization of one Target Fund is not contingent upon the approval of the Reorganization of another Target Fund. Therefore, if shareholders of one Target Fund do not approve the Reorganization, then that Target Fund will not be reorganized into its corresponding Acquiring Fund and the AIC Board will consider what further actions to take, if any, with respect to that Target Fund, which may include the continued solicitation of proxies for the Reorganization, the liquidation of that Target Fund or the continuation of that Target Fund within the AIC structure.

In addition to the above, the AIC Board considered that PAFS, Perpetual-PGIA, and Barrow Hanley, and their parent company Perpetual Limited, believe that the proposed Reorganizations may benefit Target Fund Shareholders by unlocking potential cost savings through lower expense ratios both before and, with the exception of the Target Total Return Bond Fund, after application of PAFS’s agreement to contractually waive certain fees and reimburse certain expenses for the Institutional Class shares of each Acquiring Fund through February 1, 2026 and rationalization of certain operations and compliance functions and ability to negotiate fees with service providers. With respect to the Target Total Return Bond Fund, Perpetual-PGIA has contractually agreed to waive certain fees and reimburse certain expenses to the extent necessary to keep total annual fund operating expenses for Class I shares from exceeding 0.35% of the Fund’s average daily net assets. PAFS proposes to continue such limitation for Institutional Class shares of the Acquiring Total Return Bond Fund through February 1, 2026. Additionally, PAFS, Perpetual-PGIA, and Barrow Hanley, and their parent company Perpetual Limited, anticipate that the Target Funds will benefit from the established distribution network of PAFS. Since inception of the JOHCM mutual funds in 2009, PAFS has built a US-based distribution team which provides access to various distribution channels. The PAFS distribution team consists of the Intermediary Business Development team, based in Berwyn, PA, and Institutional Business Development team, based in Boston, MA. As described in further detail below, distribution efforts on behalf of the Acquiring Funds will be conducted through PAFD.

THE PROPOSED REORGANIZATIONS

Agreement and Plan of Reorganization

If approved by shareholders of the Target Funds, the Reorganization of the Target Funds into the Acquiring Funds is expected to occur at approximately 4 p.m. Eastern Standard Time on August 18, 2024, or such other date as the parties may agree.

The terms and conditions under which each Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. A copy of the form of Plan is attached as Appendix A to this Proxy Statement/Prospectus.

The Plan provides that each of the Target Funds will convey to its corresponding Acquiring Fund all of its assets and liabilities, as defined in the Plan, as of the Closing Date. In consideration, each of the Acquiring Funds will deliver to its corresponding Target Fund full and fractional Institutional Class shares of the corresponding Acquiring Fund having an aggregate NAV equal to the aggregate value of the net assets of the Class I shares of the corresponding Target Fund, as determined pursuant to the terms of the Plan. Immediately after the transfer of its assets and liabilities, each of the Target Funds will distribute to its shareholders of record the corresponding Acquiring Fund Institutional Class shares received by the Target Fund, as applicable, determined as of immediately after the close of business on the last business day before the Closing Date, the Valuation Date, on a pro rata basis within that class. Subsequently, each of the Target Funds will completely liquidate.

On the Valuation Date, the Target Funds’ assets will be valued pursuant to the Acquiring Trust’s valuation procedures, which are substantially similar to the valuation policies and procedures of the Target Trust. The NAV of each class of the Acquiring Fund Shares will be determined by the administrator of the Acquiring Funds to the nearest full cent using the Acquiring Trust’s valuation procedures.

Until the Valuation Date, Target Fund Shareholders will continue to be able to redeem their shares. Redemption requests received after the Valuation Date will be treated as requests received by the Acquiring Funds for the redemption of shares.

The Plan contains a number of representations and warranties made by the Target Trust to the Acquiring Trust related to, among other things, its legal status, compliance with laws and regulations and financial position and similar representations and warranties made by the Acquiring Trust to the Target Trust. The Plan contains a number of conditions precedent that must occur before either the Target Trust or the Acquiring Trust is obligated to proceed with a Reorganization. These include, among others, that: (1) the shareholders of the Target Funds approve the Plan; and (2) both the Target Trust and Acquiring Trust receive from Ropes & Gray LLP the tax opinion discussed below under “Certain U.S. Federal Income Tax Consequences of the Reorganizations.”

Under the Plan, the Target Trust and the Acquiring Trust may agree to terminate and abandon the Reorganizations at any time before or after the approval of Target Fund Shareholders, or either the Target Trust or the Acquiring Trust may terminate and abandon the Reorganizations if certain conditions required under the Plan have not been satisfied. In addition, the Reorganizations may be terminated at any time if the Board of either the Target Trust or the Acquiring Trust makes a determination that the Reorganizations would not be in the best interests of the shareholders of the Target Funds or the Acquiring Funds, respectively. If the transactions contemplated by the Plan have not been consummated by approximately 4 p.m. Eastern Standard Time on August 18, 2024, or such other date as the parties thereto may mutually agree, the Plan will automatically terminate, unless a later date is agreed to by both the Target Trust and the Acquiring Trust.

Approval of each Reorganization requires a 1940 Act Majority, which is the affirmative vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Funds are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Target Funds, whichever is less. See the section of this Proxy Statement/Prospectus entitled “Voting Information” for more information.

If the Reorganizations are approved, Target Fund Shareholders who do not wish to have their Target Funds Shares exchanged for Acquiring Fund Shares as part of the Reorganizations should redeem their shares prior to the consummation of the Reorganizations and you will not be charged a redemption fee for redeeming your shares. If you redeem your shares, you generally will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. You will not have to pay any front-end sales charges, CDSCs or redemption/exchange fees in connection with the Reorganizations.

Description of the Securities to be Issued

Target Fund Shareholders will receive full and fractional Institutional Class shares of the corresponding Acquiring Funds in accordance with the procedures provided for in the Plan. The number of Acquiring Fund Shares that a Target Funds Shareholder will receive will be based on the NAV of such Target Funds Shareholder’s account relative to the NAV of the relevant share class of the Target Funds, determined as of the regular close of business of the NYSE on the business day immediately preceding the Closing Date. Because the Plan contemplates that the NAV per share of the Target Funds and the Acquiring Funds will be the same as of the Valuation Date, it is expected that Target Fund Shareholders will receive the same number of shares of the Acquiring Funds as they hold of the corresponding Target Funds. The Acquiring Fund Shares to be issued in connection with the Reorganizations will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights. Each share of an Acquiring Fund represents an equal proportionate interest with each other share of the Acquiring Fund.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a general summary of certain important U.S. federal income tax consequences of the Reorganizations and is based upon current provisions of the Code, existing U.S. Treasury regulations thereunder, current IRS administrative rulings and published judicial decisions, all of which are subject to change, possibly with retroactive effect. The below considerations are general in nature and shareholders should consult their own tax advisers as to the U.S. federal, state and local and non-U.S. tax considerations applicable to them and their individual circumstances. These considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account.

Each Target Fund has elected and qualified since its inception to be treated as a “regulated investment company” under Subchapter M of the Code, and each Acquiring Fund intends to elect to be treated and qualify as a “regulated investment company” under Subchapter M of the Code for its taxable year that includes the Closing Date.

Each Reorganization is intended to qualify as a tax-free “reorganization” for U.S. federal income tax purposes under Section 368(a)(1) of the Code. Accordingly, it is expected that no gain or loss will be recognized by each Target Fund or its shareholders as a direct result of the respective Reorganization. Specifically, it is expected that each Target Fund will recognize no gain or loss upon the acquisition by the corresponding Acquiring Fund of the assets and the assumption of the liabilities, if any, of such Target Fund. In addition, when shares held by shareholders of each Target Fund are exchanged for Acquiring Fund Shares pursuant to the respective Reorganization, it is expected that such Target Fund shareholders will recognize no gain or loss on the exchange, and that such Target Fund shareholders will have the same aggregate tax basis and holding period with respect to the shares of such Acquiring Fund as the shareholder’s tax basis and holding period in such Target Fund shares immediately before the exchange.

If, as expected, each Reorganization is tax-free, the tax attributes of each Target Fund, if any, will move to the corresponding Acquiring Fund, including, as of the date of the respective Reorganization, such Target Fund’s cost basis in its assets, unrealized gains and losses and capital loss carryforwards, if any. At any time prior to the consummation of each Reorganization, shareholders of the respective Target Fund may redeem shares in such Target Fund. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes.

None of the Funds have requested nor will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganizations. Based on certain customary assumptions, factual representations to be made on behalf of each Fund, and existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, Ropes & Gray LLP (the Acquiring Trust’s legal counsel) will, as a condition to the closing of each Reorganization, provide a legal opinion substantially to the effect that, for U.S. federal income tax purposes:

i)

each Reorganization will qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each Target Fund and corresponding Acquiring Fund will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

ii)

pursuant to Section 361(a) and Section 357(a) of the Code, no gain or loss will be recognized by each Target Fund upon the transfer of all of its assets to the corresponding Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by such Acquiring Fund of all of the liabilities of such Target Fund;

iii)

pursuant to Section 1032(a) of the Code, no gain or loss will be recognized by each Acquiring Fund upon the receipt of all of the assets of the corresponding Target Fund in exchange solely for Acquiring Fund Shares and the assumption by such Acquiring Fund of all of the liabilities of such Target Fund;

iv)

pursuant to Section 361(c)(1) of the Code, no gain or loss will be recognized by each Target Fund upon the distribution of Acquiring Fund Shares by such Target Fund to its shareholders in complete liquidation;

v)

pursuant to Section 362(b) of the Code, the tax basis of the assets of each Target Fund received by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of such Target Fund immediately prior to the transfer;

vi)

pursuant to Section 1223(2) of the Code, the holding period of the assets of each Target Fund in the hands of the corresponding Acquiring Fund will include the period during which such assets were held or treated for U.S. federal income tax purposes as held by such Target Fund;

vii)

pursuant to Section 354(a) of the Code, no gain or loss will be recognized by the shareholders of each Target Fund upon the exchange of all of their shares in such Target Fund solely for Acquiring Fund Shares (including fractional shares to which they may be entitled);

viii)

pursuant to Section 358(a)(1) of the Code, the aggregate tax basis of Acquiring Fund Shares received by a shareholder of each Target Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shares in such Target Fund exchanged therefor;

ix)

pursuant to Section 1223(1) of the Code, the holding period of Acquiring Fund Shares received by a shareholder of each Target Fund (including fractional shares to which the shareholder may be entitled) will include the holding period of shares in such Target Fund exchanged therefor, provided that such shareholder held the shares in such Target Fund as a capital asset on the date of the exchange;

x)

each Acquiring Fund will succeed to and take into account the items of the respective Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the U.S. Treasury regulations thereunder; and

xi)

the consummation of each Reorganization will not terminate the taxable year of the applicable Target Fund. The part of the taxable year of each Target Fund before the Reorganization and the part of the taxable year of the corresponding Acquiring Fund after the Reorganization will constitute a single taxable year of such Acquiring Fund.

A copy of the opinion will be filed with the SEC and will be available for public inspection. See “Where to Find Additional Information about the Funds.”

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization is consummated and the IRS or a court were to determine that such Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the applicable Target Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund and each shareholder of such Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in the shares of such Target Fund and the fair market value of the Acquiring Fund Shares it received.

Sales of Portfolio Securities. Although there is not expected to be any rebalancing of the Target Funds’ portfolios in connection with the Reorganizations, each Target Fund may sell portfolio securities in connection with a Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and a Fund’s tax basis in such assets. Any capital gains recognized in these sales, after reduction by any available capital losses (including capital losses recognized in the taxable year in which such sales occur and available capital loss carryforwards), will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses).

General Limitations on Capital Losses. The tax attributes, including capital loss carryovers, if any, as of the date of closing of a Reorganization, of each Target Fund are expected to move to the corresponding Acquiring Fund in the respective Reorganization and to be available to offset future gains recognized by such Acquiring Fund, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gains to the combined Fund and its shareholders post-closing.

General. This discussion is only a general summary of certain U.S. federal income tax consequences. You should consult your tax adviser regarding any U.S. federal income tax consequences applicable to you as a result of the Reorganizations in light of your particular circumstances, as well as any state, local and non-U.S. tax consequences.

CAPITAL LOSS CARRYFORWARDS

The following table shows the capital loss carryforwards of the Target Funds for the fiscal year ended October 31, 2023.

	Short-Term Loss	Long-Term Loss	Total
Target Concentrated Emerging Markets ESG Opportunities Fund	$261,262	$57,029	$318,291
Target Emerging Markets Value Fund	48,051	—	40,051
Target International Value Fund	322,605	—	322,605

PRO FORMA CAPITALIZATION

The following table shows the capitalization of the Target Funds as of April 30, 2024, the Acquiring Funds as of April 30, 2024 and the Acquiring Funds on a pro forma combined basis (unaudited) as of April 30, 2024 giving effect to the proposed Reorganizations. The following are examples of the number of shares of each Acquiring Fund that would be exchanged for the shares of the corresponding Target Fund if the Reorganization were consummated on April 30, 2024, and do not reflect the number of shares or value of shares that would actually be received if the Reorganizations occurred on the Closing Date. The Acquiring Funds are shell funds that will commence operations on the Closing Date. The Target Funds will be the accounting survivors for financial statement purposes. The capitalizations of the Target Funds and their share classes are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.

	Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund Class I Shares (Target Funds)		Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund Institutional Class Shares (Acquiring Funds)	Pro Forma Adjustments	Pro Forma Combined
Net Assets	$29,636,357.92	Net Assets	$0	N/A	$29,636,357.92
Net Asset Value Per Share	$8.87	Net Asset Value Per Share	$0	N/A	$8.87
Shares Outstanding	3,342,067.649	Shares Outstanding	0	N/A	3,342,067.649

	Barrow Hanley Total Return Bond Fund Class I Shares (Target Funds)		Barrow Hanley Total Return Bond Fund Institutional Class Shares (Acquiring Funds)	Pro Forma Adjustments	Pro Forma Combined
Net Assets	$159,302,652.05	Net Assets	$0	N/A	$159,302,652.05
Net Asset Value Per Share	$9.08	Net Asset Value Per Share	$0	N/A	$9.08
Shares Outstanding	17,553,504.894	Shares Outstanding	0	N/A	17,553,504.894

	Barrow Hanley Credit Opportunities Fund Class I Shares (Target Funds)		Barrow Hanley Credit Opportunities Fund Institutional Class Shares (Acquiring Funds)	Pro Forma Adjustments	Pro Forma Combined
Net Assets	$81,913,995.84	Net Assets	$0	N/A	$81,913,995.84
Net Asset Value Per Share	$9.43	Net Asset Value Per Share	$0	N/A	$9.43
Shares Outstanding	8,686,994.621	Shares Outstanding	0	N/A	8,686,994.621

	Barrow Hanley Floating Rate Fund Class I Shares (Target Funds)		Barrow Hanley Floating Rate Fund Institutional Class Shares (Acquiring Funds)	Pro Forma Adjustments	Pro Forma Combined
Net Assets	$94,238,190.11	Net Assets	$0	N/A	$94,238,190.11
Net Asset Value Per Share	$9.87	Net Asset Value Per Share	$0	N/A	$9.87
Shares Outstanding	9,547,519.69	Shares Outstanding	0	N/A	9,547,519.69

	Barrow Hanley US Value Opportunities Fund Class I Shares (Target Funds)		Barrow Hanley US Value Opportunities Fund Institutional Class Shares (Acquiring Funds)	Pro Forma Adjustments	Pro Forma Combined
Net Assets	$95,565,519.43	Net Assets	$0	N/A	$95,565,519.43
Net Asset Value Per Share	$11.40	Net Asset Value Per Share	$0	N/A	$11.40
Shares Outstanding	8,382,789.873	Shares Outstanding	0	N/A	8,382,789.873

	Barrow Hanley Emerging Markets Value Fund Class I Shares (Target Funds)		Barrow Hanley Emerging Markets Value Fund Institutional Class Shares (Acquiring Funds)	Pro Forma Adjustments		Pro Forma Combined
Net Assets	$2,810,321.44	Net Assets	$0	$93,850.28	*	$2,904,171.72
Net Asset Value Per Share	$9.38	Net Asset Value Per Share	$0	$9.38		$9.38
Shares Outstanding	299,644.447	Shares Outstanding	0	10,005.36	*	309,649.81

*	Figures reflect the Class Y shares converting into Class I shares prior to the Reorganization. Adjustments are made based on combining the Target Fund at the Acquiring Fund’s net asset value.

	Barrow Hanley International Value Fund Class I Shares (Target Funds)		Barrow Hanley International Value Fund Institutional Class Shares (Acquiring Funds)	Pro Forma Adjustments		Pro Forma Combined
Net Assets	$54,329,254.33	Net Assets	$0	$105,582.75	*	$54.434.837.08
Net Asset Value Per Share	$10.56	Net Asset Value Per Share	$0	$10.56		$10.56
Shares Outstanding	5,145,162.372	Shares Outstanding	0	9,998.37	*	5,115,160.74

*	Figures reflect the Class Y shares converting into Class I shares prior to the Reorganization. Adjustments are made based on combining the Target Fund at the Acquiring Fund’s net asset value.

	Barrow Hanley International Value Fund Class Y Shares (Target Funds)		Barrow Hanley International Value Fund Institutional Class Shares (Acquiring Funds)	Pro Forma Adjustments	Pro Forma Combined
Net Assets	$105,582.75	Net Assets	$0	N/A	$105,582.75
Net Asset Value Per Share	$10.56	Net Asset Value Per Share	$0	N/A	$10.56
Shares Outstanding	10,002.615	Shares Outstanding	0	N/A	10,002.615

The tables above assume that each Reorganization occurred on April 30, 2024. The tables are for informational purposes only. No assurance can be given as to how the Acquiring Fund Shares will be received by shareholders of the Target Funds on the date that each Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of an Acquiring Fund that actually will be received on or after that date. As described previously, immediately prior to the Closing, the Target Funds’ assets will be valued pursuant to the Acquiring Trust’s valuation procedures. In the event that valuation of the Target Funds’ assets using the Acquiring Trust’s valuation procedures would result in a valuation difference or the diminution in value of shares of either the Target Funds or the Acquiring Funds, that Reorganization will not be consummated, unless PAFS elects to contribute such funds, as necessary and appropriate, to resolve any diminution in value of the Target Funds Shares or the Acquiring Fund Shares.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Financial Highlights

The Target Funds’ Prospectuses contain additional information for the Target Funds, including the Target Funds’ financial performance for the past five years, or for the life of the Target Fund, if shorter, under the heading, “Financial Highlights,” which is incorporated by reference herein. In addition, Appendix B to this Proxy Statement/Prospectus contains such audited “Financial Highlights” for the past five years. This financial information and the notes thereto have been audited by KPMG LLP, the independent registered certified public accountant for the Target Funds, whose reports thereon are included in Target Funds’ annual report to shareholders for the fiscal year ended October 31, 2023.

The Acquiring Funds have not commenced operations and, therefore, do not have financial highlights. Certain sections of the Target Funds’ most recent annual reports are incorporated by reference into the SAI relating to this Proxy Statement/Prospectus.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by, and on behalf of, the AIC Board, to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Meeting and a Proxy Card, is first being mailed to shareholders of the Target Funds on or about June 24, 2024. Only shareholders of record as of the close of business on the Record Date, June 7, 2024, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposed Reorganizations and FOR any other matters deemed appropriate.

Voting is quick and easy. Everything you need is enclosed. To cast your vote:

PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the AIC’s secretary (the “Secretary”). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, a shareholder present at the Meeting may withdraw his or her proxy by voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganizations contemplated thereby.

Solicitation of Votes

In addition to the mailing of this Proxy Statement/Prospectus, proxies may be solicited by telephone or in person by the AIC Trustees and Acquiring Trustees, officers of the Target Trust or the Acquiring Trust, personnel of the Target Funds’ adviser or distributor, and personnel of the Target Funds’ transfer agent, personnel of Barrow Hanley and its affiliates, or broker-dealer firms.

EQ Fund Solutions, a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $15,000. It is expected that the solicitation will be primarily by mail. As the date of the Meeting approaches, however, certain Target Fund Shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Target Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information provided by the person corresponds to the information that the Solicitor has, then the Solicitor representative may ask for the shareholder’s instructions on the Proposals described in this Proxy Statement/Prospectus. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Proxy Statement/Prospectus. The Solicitor representative will record the shareholder’s instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the Proxy Card originally sent with this Proxy Statement/Prospectus.

The Target Funds will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Such broker-dealer firms, custodians, nominees, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. In addition, certain officers and representatives of Perpetual-PGIA, Barrow Hanley or PAFS or their affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, or personally.

Quorum and Voting Requirements

The organizational documents of the Target Funds provide that holders of at least 33.33% of the total number of shares of each of the Target Funds that are entitled to vote constitutes a quorum for the purpose of voting on each Proposal with respect to a Target Fund. Approval of each Proposal requires the affirmative vote of a 1940 Act Majority.

Effect of Abstention and Broker “Non-Votes”

The Target Funds expect that, before the Meeting, broker-dealer firms holding shares of the Target Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners. Pursuant to NYSE Rule 452, if the broker-dealer firms do not receive instructions from their customers and beneficial owners, any such shares represented by proxy at the Meeting would be considered “broker non-votes.” Shares represented by proxies that reflect abstentions and “broker non-votes” will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Any abstentions would have the effect of a negative vote on a proposal. Because broker-dealers (in the absence of specific authorization from their customers) are not expected to have discretionary authority to vote shares owned beneficially by their customers on any Proposal, there are unlikely to be any “broker non-votes” at the Meeting. Broker non-votes would otherwise have the same effect as abstentions (that is, they would be treated as being present and entitled to vote on the matter for purposes of determining the presence of a quorum, and as if they were votes against the relevant Proposal).

Adjournment

In the event that a quorum is not present at the Meeting, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the chairman of the Meeting or persons named as proxies may propose one or more adjournments of the Meeting with respect to such Proposal(s) to permit, in accordance with applicable law, further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast upon the question. If a quorum is present at the Meeting, the persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of a Proposal. They will vote against such adjournment those proxies required to be voted against a Proposal and will not vote any proxies that direct them to abstain from voting on a Proposal.

Other Matters

The AIC Board does not intend to bring any matters before the Meeting other than those described in this Proxy Statement/Prospectus. The AIC Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Voting Authority of Perpetual

Perpetual US TDC, an affiliate of Perpetual-PGIA, owns shares of certain Target Funds and intends to vote such shares in favor of each applicable Proposal. Perpetual US TDC has considered the findings of the AIC Board and the PAFT Board that each Reorganization is in the best interest of Target Fund shareholders.

As of the Record Date, Perpetual US TDC possessed voting power for approximately the percentage of shares of such Target Funds as follows:

Target Fund	Approximate Share Ownership
Concentrated Emerging Markets ESG Opportunities Fund	5.77%
Floating Rate Fund	12.71%
Emerging Markets Value Fund	64.03%
International Value Fund	0.169%

Based on the foregoing voting authority, Perpetual US TDC has the ability to control whether the Reorganization for the Barrow Hanley Emerging Markets Value Fund is approved.

Dissenters’ Rights

Target Fund Shareholders have no appraisal or dissenters’ rights.

Future Shareholder Proposals

As a general matter, the Target Trust does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Target Trust’s shareholders should send the proposals to The Advisors’ Inner Circle Fund III, One Freedom Valley Drive, Oaks, Pennsylvania 19456, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. If the Reorganization of the Target Funds is approved by its shareholders, there will be no further meetings of shareholders of the Target Funds.

Inclusion of shareholder proposals is subject to limitations under the federal securities laws. A shareholder who wishes to make a proposal at a shareholder meeting without including the proposal in the Target Funds’ proxy statement must notify in writing the Target Trust or the relevant Target Funds of such proposal within a reasonable time before the proxy solicitation for that meeting is made by directing such notice to the Secretary of the Target Trust at the address set forth above. If a shareholder fails to give notice to the Target Trust or the Target Funds within a reasonable time before the proxy solicitation is made, then the persons named as proxies by the AIC Trustees for such meeting may exercise discretionary voting power with respect to any such proposal.

Record Date and Outstanding Shares

Target Funds

Only shareholders of record of the Target Funds at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof.

The total number of outstanding shares of the Target Funds as of June 7, 2024, is: 53,901,575.04.

As of June 7, 2024, the current officers and Trustees of the Target Trust in the aggregate beneficially owned less than 1% of the shares of the Target Funds.

Any Target Fund Shares held by Perpetual-PGIA and/or its affiliates as of June 7, 2024 will be voted in favor of the Reorganizations.

As of the Record Date, the persons who owned of record or beneficially 5% or more of the outstanding shares identified of the Target Funds are shown below.

Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund

Shareholder Name, Address	Share Class	% Ownership
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR JERSEY CITY, NJ 07310	I Shares	78.32%
PERPETUAL US TDC LLC ATTN FINANCE 155 N WACKER AVE SUITE 4250 CHICAGO, IL 60606	I Shares	5.77%

Barrow Hanley Total Return Bond Fund

Shareholder Name, Address	Share Class	% Ownership
SEI PRIVATE TRUST COMPANY C O TRUSTMARK WEALTH MANGEMENT 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	I Shares	23.13%
NYRA MUTUEL DEPT. PO BOX 90 JAMAICA, NY 11417	I Shares	20.60%
NYRA MAINTENANCE DEPARTMENT PO BOX 90 JAMAICA, NY 11417	I Shares	15.11%
NYRA ADMIN. & RACING EMPLOYEES PO BOX 90 JAMAICA, NY 11417	I Shares	12.15%
RELIANCE TRUST CO FBO COMERICA EB R R PO BOX 570788 ATLANTA, GA 30357	I Shares	8.80%
UNIVERSITY OF WEST FLORIDA FOUNDATION INC. 11000 UNIVERSITY PKWY BLDG 12 PENSACOLA, FL 32514	I Shares	6.31%

Barrow Hanley Credit Opportunities Fund

Shareholder Name, Address	Share Class	% Ownership
SEI PRIVATE TRUST COMPANY C O PRINCIPAL FINANCIAL ID 636 ATTN MUTUAL FUND ADMIN 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	I Shares	30.19%
THE NAVAJO NATION PO BOX 3150 WINDOW ROCK, AZ 86515	I Shares	27.32%
THE TEXAS PRESBYTERIAN FOUNDATION 6100 COLWELL BLVD SUITE 250 IRVING, TX 75039	I Shares	8.57%
ANCHORAGE POLICE & FIRE RETIREMENT SYSTEM P O BOX 196650 ANCHORAGE, AK 99519	I Shares	7.04%
BOCA RATON POLICE AND FIREFIGHTERS RETIREMENT SYSTEM 201 W PALMETTO PARK RD SUITE 230 BOCA RATON, FL 33432	I Shares	5.05%

Barrow Hanley Floating Rate Fund

Shareholder Name, Address	Share Class	% Ownership
NORTHERN TRUST AS CUSTODIAN FBO TNT-LDN-CHILDREN’S MEDICAL CENTER FOUNDATION -BHMS BANK LOAN PO BOX 92956 CHICAGO, IL 60675	I Shares	32.94%
NORTHERN TRUST CO CUST FBO ROY J CARVER – BARROW HANLEY AC 4415285 PO BOX 92956 CHICAGO, IL 60605	I Shares	19.96%
BBH & CO ACF ADV INNER CIRCLE FUND III BARROW HANLEY CREDIT OPP FUND 3488467 140 BROADWAY NEW YORK, NY 10005	I Shares	19.47%

PERPETUAL US TDC LLC ATTN FINANCE 155 N WACKER AVE SUITE 4250 CHICAGO, IL 60606	I Shares	12.71%
SEI PRIVATE TRUST COMPANY C O CENTRAL PACIFIC BANK 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	I Shares	6.88%
SEI PRIVATE TRUST COMPANY C O CENTRAL PACIFIC BANK 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	I Shares	5.13%

Barrow Hanley US Value Opportunities Fund

Shareholder Name, Address	Share Class	% Ownership
JACKSONVILLE PLUMBERS & PIPEFITTERS PENSION FUND STE 200 8657 BAYPINE RD BUILDING 5 JACKSONVILLE, FL 32256	I Shares	30.49%
SEI PRIVATE TRUST COMMPANY C O CENTRAL PACIFIC BANK 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	I Shares	30.37%
FOOD MARKETING INSTITUTE INC. 2345 CRYSTAL DR 8TH FLOOR ALRINGTON, VA 22202	I Shares	15.52%
NORTHERN TRUST AS CUSTODIAN FBO CONGREGATION OF THE MISSION INTERNATIONAL FUND A C 26-79629 P O BOX 92956 CHICAGO, IL 60675	I Shares	11.01
LOCAL UNION NO. 3 BRICKLAYERS & ALLIED CRAFTSMAN 7142 NIGHTINGALE SUITE 1 HOLLAND, OH 43528	I Shares	6.93%
VANGUARD FIDUCIARY TRUST COMPANY ATTN INVESTMENT SERVICES PO BOX 2600 VM L20 VALLEY FORGE, PA 19482	I Shares	5.68%

Barrow Hanley Emerging Markets Value Fund

Shareholder Name, Address	Share Class	% Ownership
PERPETUAL US TDC LLC ATTN FINANCE 155 NORTH WACKER AVE SUITE 4250 CHICAGO, IL 60606	I Shares	64.03%
VANGUARD FIDUCIARY TRUST COMPANY ATTN INVESTMENT SERVICES PO BOX 2600 VM L20 VALLEY FORGE, PA 19482-2600	I Shares	35.97%

*	As of the Record Date, Perpetual US TDC, an affiliate of Perpetual-PGIA, is deemed to control the Target Emerging Markets Value Fund.

Barrow Hanley International Value Fund

Shareholder Name, Address	Share Class	% Ownership
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	I Shares	52.84%
CHARLES SCHWAB CO INC FBO 16416412 211 MAIN STREET SAN FRANCISCO, CA 94105	I Shares	27.47%
SEI PRIVATE TRUST COMPANY C O CENTRAL PACIFIC BANK 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	I Shares	8.93%

Acquiring Funds

The votes of the shareholders of the Acquiring Funds are not being solicited since their approval or consent is not necessary for the Reorganizations to take place.

As of June 7, 2024, the current officers and Trustees of the Acquiring Trust in the aggregate beneficially owned less than 1% of the shares of the Acquiring Funds.

As of June 7, 2024, no shares of the Acquiring Funds have been offered.

WHERE TO FIND ADDITIONAL INFORMATION ABOUT THE FUNDS

The Acquiring Funds and the Target Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, the Target Funds files, and the Acquiring Funds will file, reports and other information with the SEC. Reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Acquiring Funds on Form N-14 of which this Proxy Statement/Prospectus is a part) may be obtained on the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

For more information with respect to the Acquiring Funds concerning the following topics, please refer to the following sections of the Acquiring Funds’ Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference: (i) see “Management of the Fund” for more information about the management of the Acquiring Funds; (ii) see “Your Account” for more information about the purchase, redemption, exchange and pricing of shares information of the Acquiring Funds; and (iii) see “Dividends and Distributions” and “Taxes” for more information about the Acquiring Funds’ policy with respect to dividends and distributions and tax consequences to shareholders of various transactions in shares of the Acquiring Funds. The Acquiring Funds’ Prospectus is enclosed herewith.

For more information with respect to the Target Funds concerning the following topics, please refer to the following sections of the Target Funds’ Prospectuses, which have been made a part of this Proxy Statement/Prospectus by reference: (i) see each Target Fund’s “Performance Information” section for more information about the performance of the Target Funds; (ii) see “Investment Adviser,” “Investment Sub-Adviser” and “Portfolio Managers” for more information about the management of the Target Funds; (iii) see “Purchasing, Selling and Exchanging Fund Shares” for more information about the purchase, redemption and pricing of shares information of the Target Funds; (iv) see “Dividends and Distributions” and “Taxes” for more information about the Target Funds’ policy with respect to dividends and distributions and tax consequences to shareholders of various transactions in shares of the Target Funds; and (v) see “Financial Highlights” for more information about the Target Funds’ financial performance.

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”), is made as of this [ ] day of [ ], 2024, by and between Perpetual Americas Funds Trust (the “Perpetual Americas Funds Trust”), a business trust created under the laws of the Commonwealth of Massachusetts, with its principal place of business at 1 Congress Street, Suite 3101, Boston, Massachusetts, 02114, on behalf of its series identified in Exhibit A (each an “Acquiring Fund” and together the “Acquiring Funds”), and The Advisors’ Inner Circle Fund III, a statutory trust created under the laws of the State of Delaware, with its principal place of business at One Freedom Valley Drive, Oaks, PA, 19456 (the “Target Trust”), on behalf of its series identified in Exhibit A (each a “Target Fund” and together the “Target Funds”). Other than the Target Funds and the Acquiring Funds, no other series of either the Target Trust or the Perpetual Americas Funds Trust are subject to this Agreement. Perpetual Americas Funds Services (“PAFS”)*, a Delaware corporation, joins this Agreement solely for the purposes of Section 10.

This Agreement shall be treated as if each reorganization between a Target Fund and its corresponding Acquiring Fund contemplated hereby and described in Exhibit A had been the subject of a separate agreement. Accordingly, each reference to a Target Fund or Acquiring Fund in this Agreement is intended to contemplate the reorganization of each Target Fund into its corresponding Acquiring Fund as set forth in Exhibit A. The reorganization between a Target Fund and its corresponding Acquiring Fund is not contingent upon the reorganization of any other Target Fund and its corresponding Acquiring Fund. If any one or more reorganization should fail to be consummated, such failure shall not affect any other reorganization in any way.

Target Fund shareholders are to be issued Institutional Class shares of beneficial interest, as set forth in Exhibit B, without par value, of the corresponding Acquiring Fund (“Acquiring Fund Shares”) pursuant to the Reorganization (as defined below).

PLAN OF REORGANIZATION

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder. The reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”) will consist of: (i) the acquisition by the Perpetual Americas Funds Trust on behalf of the Acquiring Fund of all of the Assets (as defined in Section 1(a) below) of the Target Fund in exchange for both Acquiring Fund Shares and the assumption by the Perpetual Americas Funds Trust with respect to the Acquiring Fund of all of the Liabilities (as defined in Section 1(a) below) of the Target Fund; (ii) the distribution of Acquiring Fund Shares to the shareholders of the Target Fund according to their respective interests in the Target Fund as part of its complete liquidation of the Target Fund; and (iii) as soon as practicable after the closing (as referenced in Section 3 hereof and hereinafter called the “Closing”), the termination of the Target Fund all upon and subject to the terms and conditions of this Agreement hereinafter set forth. The Acquiring Fund is as of the date hereof and will be as of the Closing a shell series, without assets or liabilities, other than as noted in Section 5(k) below, newly created for the purpose of acquiring the Assets and Liabilities (each term as defined in Section 1(a) below) of the Target Fund.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

*	PAFS is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers to act in a sub-adviser capacity.

1.	SALE AND TRANSFER OF ASSETS AND LIABILITIES, AND TERMINATION OF THE TARGET FUND

(a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Perpetual Americas Funds Trust herein contained, the Target Trust will sell, assign, convey, transfer and deliver to the Perpetual Americas Funds Trust, for the Acquiring Fund, at the Closing, all of the property, assets and goodwill (“Assets”), subject to Section 1(e) below, of the Target Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the business day immediately preceding the Effective Date of the Reorganization (as such term is defined in Section 3(a) hereof) (the “Valuation Date”), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay the Target Fund’s costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of the Target Fund as liability reserves, subject to Section 10, (2) subject to clause (3), to discharge all of the Target Fund’s Liabilities (as defined below) on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and excluding those Liabilities that would otherwise be discharged at a later date in the ordinary course of business, and (3) to pay such contingent Liabilities as the trustees of the Target Trust shall reasonably deem to exist against the Target Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall have been established on the books of the Target Fund. “Liabilities” shall mean all of the Target Fund’s liabilities, debts, obligations and duties of any nature, whether accrued, absolute, contingent, known or unknown or otherwise which have not been discharged by the Target Trust prior to the Closing (with respect to known liabilities, as reflected in the statement of assets and liabilities to be provided under Section 4(g) and 7(h) of this Agreement). For the avoidance of doubt, Liabilities shall include, but are not limited to, any contractual obligation of the Target Fund to reimburse Perpetual US Services, LLC (“Perpetual-PGIA”), the investment adviser of the Target Fund, (or its assignee or designee) for investment advisory fees previously waived or Target Fund expenses previously reimbursed, notwithstanding the fact that the agreement between the Target Fund and Perpetual-PGIA giving rise to such obligation may terminate as of the Closing Date. To the extent that any Liabilities of the Target Fund, whether known or unknown, are not discharged on or prior to the Valuation Date, the Acquiring Fund shall assume any and all such Liabilities (excluding the expenses borne by PAFS pursuant to Section 10 of this Agreement, which for the avoidance of doubt do not constitute a Liability of the Target Fund).

(i) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Target Trust herein, the Perpetual Americas Funds Trust agrees that (i) at the Closing, the Acquiring Fund shall assume all Liabilities of the Target Fund existing on or after the Effective Date of the Reorganization (as defined in Section 3(a) hereof) and which have not been discharged by the Target Trust prior to the Closing as provided in Section 1(a) and shall thereafter pay such Liabilities when due; and (ii) at the Closing, the Perpetual Americas Funds Trust shall deliver to the Target Trust the number of full and fractional Acquiring Fund Shares, determined by dividing the net asset value of the Assets to be acquired by the Acquiring Fund, computed pursuant to Section 2(a) below, by the net asset value per share (“NAV”) of the Acquiring Fund as of the Close of Business on the Valuation Date; and provided that, such NAV is the same as the NAV of the Target Fund as of the Close of Business on the Valuation Date. The Acquiring Fund Shares received shall be distributed pro rata to the shareholders of the Target Fund of record as of the Close of Business on the Valuation Date, as part of the complete liquidation of the Target Fund.

(ii) As soon as practicable following the Closing Date, the Target Fund shall be dissolved and its legal existence terminated. Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund up to and including the Closing Date and, if applicable, such later date on which the Target Fund is dissolved.

(b) In order to effect the delivery of Acquiring Fund Shares described in Section 1(a)(ii) hereof, the Acquiring Fund will establish an open account for each record shareholder of the Target Fund and, on the Effective Date of the Reorganization, will credit to such account the full and fractional shares of beneficial interest, without par value, of the Acquiring Fund Shares received by each such record shareholder as described in Section 1(a). Fractional shares of the Target Fund are, and fractional shares of the Acquiring Fund will be, carried to the third decimal place. Simultaneously with the crediting of Acquiring Fund Shares to the shareholders of record of the Target Fund, the shares of the Target Fund held by such shareholders shall be cancelled.

(c) At the Closing, each shareholder of record of the Target Fund as of the record date with respect to any unpaid dividends and other distributions that were declared prior to the Closing shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Target Fund that such person had on such record date.

(d) Any transfer Taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of the Effective Date of the Reorganization shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund Shares are to be issued and transferred.

(e) Notwithstanding anything herein to the contrary, one or more Target Funds hold securities issued by Russian entities that are subject to sanctions or other governmental or regulatory restrictions and that therefore may not be formally transferred by the applicable Target Fund to the corresponding Acquiring Fund (“Russia Sanction Securities”) under Section 1(a). Any Target Fund holding Russia Sanction Securities shall: (a) on the Closing Date, in connection with, and at the same time as, the transfer of its other Assets to the corresponding Acquiring Fund pursuant to Section 1(a), issue to the corresponding Acquiring Fund a right to receive an equity interest in the Target Fund, which right automatically shall convert into such equity interest effective at the time that the Target Fund has completed the transfer of all of its other Assets to the Acquiring Fund as described in Section 1(a) (such equity interest, the “Continuing Interest”); (b) as soon as practicable following the Closing Date file a Form 8832 electing to be treated as an entity disregarded as separate from its corresponding Acquiring Fund for U.S. federal income tax purposes, such election to be effective the day after the Closing Date; and (c) either (i) transfer each Russia Sanction Security held by such Target Fund to the corresponding Acquiring Fund promptly, but not until such Target Fund has received a specific license from the U.S. Office of Foreign Assets Control authorizing the transfer of the Russia Sanction Securities held by such Target Fund, or as and when such Russia Sanction Security may otherwise legally be transferred to such Acquiring Fund or (ii) sell or otherwise transfer one or all such Russia Sanction Securities pursuant to a specific license from the U.S. Office of Foreign Assets Control or once the Target Fund’s investment manager otherwise determines that legal, regulatory, or market developments have occurred so that the Target Fund may lawfully sell or otherwise transfer such Russia Sanction Security, with a subsequent transfer promptly of any proceeds thereof to the corresponding Acquiring Fund. Notwithstanding anything herein to the contrary and for the avoidance of doubt, the Acquiring Fund, as holder of the Continuing Interest, shall not be entitled to receive any Acquiring Fund Shares pursuant to Section 1(a)(i). Each Target Fund will completely liquidate and dissolve as soon as practicable thereafter as described herein.

2.	VALUATION

(a) The net asset value of the Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Close of Business on the Valuation Date by the administrator of the Acquiring Fund by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities using the valuation procedures established by the Board of Trustees of the Perpetual Americas Funds Trust and described in the Acquiring Fund’s currently effective prospectus and statement of additional information.

(b) The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the Acquiring Fund’s valuation procedures.

(c) The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets to be acquired by the Acquiring Fund pursuant to this Agreement shall be determined in accordance with Section 1(a)(i). All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(d) The Target Trust and the Perpetual Americas Funds Trust agree to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to resolve at least ten business days before the Valuation Date any material differences identified between the valuations of the portfolio assets of the Target Fund determined using the Perpetual Americas Funds Trust’s valuation procedures as compared to the prices of the same portfolio assets determined using the Target Fund’s valuation procedures.

3.	CLOSING AND VALUATION DATE

(a) The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets of the Target Fund, excluding, for the avoidance of doubt, any Russia Sanction Securities, to the Perpetual Americas Funds Trust, for the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund; and (ii) the issuance and delivery of Acquiring Fund Shares in accordance with Section 1(a), together with related acts necessary to consummate such transactions. Subject to receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Fund at which this Agreement is considered and approved, the Closing shall occur at approximately 4 p.m. on August 18, 2024 Eastern Daylight Time or Eastern Standard Time, as applicable, or if the conditions precedent to Closing as set forth in Section 9 hereto are not satisfied, such other date and time as the officers of the parties may mutually agree (“Closing Date”), and shall be effective as of 4 p.m. Eastern Daylight Time or Eastern Standard Time, as applicable, on the Closing Date (“Effective Date of the Reorganization”). The Closing shall take place at the principal office of PAFS (provided, however, that the parties hereto may elect for the Closing to take place remotely via the electronic exchange of the applicable documents and signatures) at approximately 4 p.m. Eastern Daylight Time or Eastern Standard Time, as applicable, on the Closing Date. All acts taking place at the Closing shall be deemed to take place simultaneously as of 4 p.m. Eastern Daylight Time or Eastern Standard Time, as applicable, on the Closing Date.

(b) Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (i) the NYSE shall be closed to trading or trading thereon shall be restricted or (ii) trading or the reporting of trading on the NYSE or such other exchange or market where the Target Fund’s assets are traded shall be disrupted so that, in the judgment of the Perpetual Americas Funds Trust or Target Trust, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Valuation Date shall be postponed until the second business day after the day when trading on the NYSE shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Target Fund is practicable in the judgment of the Perpetual Americas Funds Trust and Target Trust.

(c) The Target Trust shall provide, as of the Closing, for the Assets of the Target Fund to be transferred to the custodian of the Acquiring Fund (the “Custodian”) for the account of the Acquiring Fund. Portfolio securities of the Target Fund shall be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers and in accordance with applicable law. All cash being delivered shall be transferred to the account of the Acquiring Fund at the Custodian in a manner acceptable to the Perpetual Americas Funds Trust. Also, the Target Trust shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of the Target Fund, and the number of full and fractional shares of beneficial interest owned by each such shareholder, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice President to the best of their knowledge and belief.

(d) The Perpetual Americas Funds Trust shall issue and deliver a certificate or certificates providing evidence satisfactory to the Target Trust in such manner as the Target Trust may reasonably request that Acquiring Fund Shares to be delivered at the Closing have been registered in an open account of the Acquiring Fund on the books of the Perpetual Americas Funds Trust.

(e) Each of the Target Trust and the Perpetual Americas Funds Trust shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets and assumption of Liabilities and liquidation contemplated in this Agreement.

4.	REPRESENTATIONS AND WARRANTIES BY THE TARGET TRUST

The Target Trust represents and warrants the following to the Perpetual Americas Funds Trust as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date.

(a) The Target Trust is a Delaware statutory trust created under the laws of the State of Delaware on December 4, 2013, and is validly existing and, as of a date within a reasonable time of the Valuation Date, in good standing under the laws thereunder. The Target Trust, of which the Target Fund is a series of shares of beneficial interest, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of the shares of the Target Fund issued and outstanding have been offered and sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital or approving matters required to be approved by initial shareholders under the 1940 Act and in compliance with all applicable registration requirements of state securities laws, including blue sky laws.

(b) The Target Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Target Fund. Each outstanding share of the Target Fund is validly issued, fully paid, non-assessable (except as provided in the Target Fund’s registration statement), has full voting rights, and is freely transferable. All Target Fund shares authorized to be issued or issued and outstanding are uncertificated and no Target Fund shareholder holds a certificate or certificates for shares of the Target Fund.

(c) The current prospectus and statement of additional information of the Target Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Target Fund currently is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Funds’ prospectus and statement of additional information. To the best of the Target Trust’s and the Target Fund’s knowledge, the value of the net assets of the Target Fund currently is determined, and since its organization has been determined, using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund, each as of such time that the applicable rules, regulations or policies were in effect, or the Target Fund has taken any action necessary to remedy any prior failure to use such valuation methods that comply in all material respects with such laws, rules, regulations or policies. There have been no known miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund which would have a material adverse effect on the Target Fund at the time of this Agreement or on the Target Fund’s properties or assets at the time of this Agreement.

(d) The financial statements appearing in the Target Fund’s Annual Report to Shareholders for its most recently completely fiscal year, audited by KPMG LLP, copies of which have been delivered to the Perpetual Americas Funds Trust, and any subsequent unaudited financial statements of the Target Fund provided to the Perpetual Americas Funds Trust prior to the Closing, fairly present the financial position of the Target Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis (with the exception, in the case of the unaudited financial statements, of the omission of footnotes).

(e) The Target Fund has no known Liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of the Close of Business on the Valuation Date, those incurred pursuant to this Agreement and those incurred in the ordinary course of the Target Fund’s business, as an investment company, since such date.

(f) The books and records of or relating to the Target Fund (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) made available to the Perpetual Americas Funds Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Target Trust and the Target Fund.

(g) The unaudited statement of assets and liabilities of the Target Fund, including, for the avoidance of doubt, any Russia Sanction Securities, to be furnished by the Target Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1(a) hereof will accurately reflect the net asset value per share of the Target Fund and each of the outstanding shares of beneficial interest of the Target Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis. The Target Fund has no known Liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above.

(h) Except for Russia Sanction Securities and as otherwise disclosed to the Perpetual Americas Funds Trust in writing, at the Closing, the Target Trust will, with respect to the Target Fund, have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (g) above, free and clear of all liens or encumbrances of any nature whatsoever except liens or encumbrances of which the Acquiring Fund has received written notice and such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business.

(i) The Target Trust has the necessary power and authority to conduct its business and the business of the Target Fund as such businesses are now being conducted.

(j) The Target Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, as amended or restated (the “Target Declaration of Trust”), By-Laws, as amended or restated (the “Target Bylaws”) or any material contract or any other material commitment or obligation with respect to the Target Fund that is listed on Part C of the Target Fund’s current registration statement (collectively, “Target Material Agreements”), and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

(k) The Target Fund, a series of the Target Trust, was duly constituted in accordance with the applicable provisions of the Target Declaration of Trust and the 1940 Act and other applicable law.

(l) The Target Trust is not a party to any litigation or administrative proceeding or investigation of or before any court or governmental body that is pending or, to the Target Trust’s knowledge, threatened against the Target Trust, with respect to the Target Fund or any of the Target Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of the Target Fund’s business. The Target Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that would materially and adversely affect the Target Fund’s business or the Target Trust’s ability to consummate the transactions herein contemplated with respect to the Target Fund. The Target Trust does not know of any facts that would reasonably be expected to form the basis for the institution of proceedings that would materially and adversely affect the Target Fund’s business or the Target Trust’s ability to consummate the transactions herein contemplated with respect to the Target Fund.

(m) The Target Trust, on its own behalf and with respect to the Target Fund, has full power and authority to enter into and perform its obligations under this Agreement, subject to approval, with respect to the Target Fund, by the shareholders of the Target Fund. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been validly authorized by the Board of Trustees of the Target Trust. This Agreement and all other necessary action on the part of the Target Trust with respect to the Target Fund, executed and delivered by the Target Trust, on its own behalf and with respect to the Target Fund, constitute legal, valid and binding obligations of the Target Trust with respect to the Target Fund, enforceable against it in accordance with the terms of this Agreement, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.

(n) Neither the Target Trust nor the Target Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(o) Neither the Target Trust nor the Target Fund has any unamortized or unpaid organizational fees or expenses.

(p) The Target Fund has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes under Part I of Subchapter M of the Code. The Target Fund (i) is a “fund” as defined in Section 851(g)(2) of the Code, (ii) has qualified and has been eligible for treatment as a RIC for each taxable year since its inception ending before the Closing and will maintain such qualification at all times through the Closing, and for each such taxable year (or portion thereof) has been eligible to compute and has computed its U.S. federal income tax under Section 852 of the Code, (iii) has not had any earnings or profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply and (iv) has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code. The consummation of the transaction contemplated by this Agreement will not cause the Target Fund to fail to be qualified as a RIC as of the Closing and the Target Fund has not taken any action, caused any action to be taken, failed to take or failed to cause any action to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC eligible to compute its U.S. federal income tax under Section 852 of the Code. The Target Fund has not changed its taxable year end since its inception and it does not intend to change its taxable year end prior to the Closing.

(q) The Target Trust has duly and timely filed, with respect to the Target Fund, all Tax (as defined below) returns and reports (including, but not limited to, information returns), that are required to be filed by the Target Fund on or before the Closing. All such returns and reports are true, correct and complete in all material respects as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported thereon by the Target Fund. With respect to the Target Fund, the Target Trust has paid or, if not yet due, made provision and properly accounted for all Taxes (as defined below) due or shown to be due on such returns and reports or on any assessments received by the Target Fund. The amounts set up as provisions for Taxes in the books and records of the Target Fund as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent, known or unknown or otherwise, which were or which may be payable by the Target Fund for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including, but not limited to, all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year. No return filed by the Target Trust with respect to the Target Fund, is currently being audited by the U.S. Internal Revenue Service (“IRS”) or by any state or local taxing authority. There are no known actual or proposed deficiency assessments with respect to any Taxes payable by the Target Fund. No taxing authority in a jurisdiction where the Target Fund does not file a Tax return or report has notified the Target Fund in writing that the Target Fund is or may be subject to taxation in that jurisdiction. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the Assets of the Target Fund. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto.

(r) The Target Fund does not own any “converted property” (as that term is defined in Section 1.337(d)-7(a)(2)(vii) of the regulations issued by the U.S. Treasury (“Treasury Regulations”)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations thereunder.

(s) The Target Fund is in compliance in all material respects with applicable regulations of the IRS pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all Taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(t) The Target Fund has not granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or Tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such Taxes or Tax return.

(u) The Target Fund has not received written notification from any Tax authority that asserts a position contrary to any of the above representations set forth in paragraphs (n) through (t) of this Section 4.

(v) All information provided or identified in writing by the Target Trust to the Perpetual Americas Funds Trust in response to formal due diligence requests relating to the Target Trust and the Target Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to the Target Trust and the Target Fund as of the date hereof.

(w) Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, obligations or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of material indebtedness, except as disclosed in writing to the Perpetual Americas Funds Trust. For the purposes of this subparagraph, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

(x) The assets of each Target Fund to be acquired by the corresponding Acquiring Fund will include no assets which the respective Acquiring Fund, by reason of limitations contained in the applicable Acquiring Fund’s Prospectus in effect on the Closing Date, may not properly acquire, except for any Russia Sanction Securities.

5.	REPRESENTATIONS AND WARRANTIES BY THE PERPETUAL AMERICAS FUNDS TRUST

The Perpetual Americas Funds Trust represents and warrants the following to the Target Trust as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date.

(a) The Perpetual Americas Funds Trust is a Massachusetts voluntary association (commonly known as a business trust) created under the laws of the Commonwealth of Massachusetts on October 27, 2020, and is validly existing and, as of a date within a reasonable time of the Valuation Date, in good standing under the laws thereunder. The Perpetual Americas Funds Trust, of which the Acquiring Fund is a separate series of shares of beneficial interest, is duly registered under the 1940 Act as an open-end, management investment company. Such registration is in full force and effect as of the date hereof or will be in full force and effect as of the Closing. The Acquiring Fund was formed for the purpose of effecting the Reorganization and, prior to the Closing, will have not commenced operations or carried on any business activity, will have had no assets (other than a de minimis amount of assets to facilitate the transaction(s) described in this Agreement) or liabilities and will have no issued or outstanding shares other than as described in this Agreement. The Perpetual Americas Funds Trust is a registered open-end management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(b) The Perpetual Americas Funds Trust is authorized to issue an unlimited number of Acquiring Fund Shares without par value. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued, fully paid, non-assessable and freely transferable and have full voting rights.

(c) At the Closing, the Acquiring Fund Shares to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Target Fund are currently eligible for offering to the public, and there will be a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Agreement to be consummated.

(d) The Perpetual Americas Funds Trust has or will have at the time of Closing the necessary power and authority to conduct its business and the business of the Acquiring Fund.

(e) The Perpetual Americas Funds Trust is not a party to or obligated under any provision of its Second Amended and Restated Declaration of Trust, dated February 1, 2024, as amended (the “PAFT Declaration of Trust”), By-Laws, dated February 1, 2024, as amended or restated (the “PAFT Bylaws”), or any material contract or any other material commitment or obligation with respect to the Acquiring Fund that is listed on Part C of the Acquiring Fund’s current registration statement (collectively, “PAFT Material Agreements”), and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

(f) The Perpetual Americas Funds Trust is not a party to any litigation or administrative proceeding or investigation of or before any court or governmental body that is pending or, to the Perpetual Americas Funds Trust’s knowledge, threatened against the Perpetual Americas Funds Trust, with respect to the Acquiring Fund, or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Perpetual Americas Funds Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that would materially and adversely affects the Acquiring Fund’s business or the Perpetual Americas Funds Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund. The Perpetual Americas Funds Trust does not know of any facts which might form the basis for the institution of proceedings that would materially and adversely affect the Acquiring Fund’s business or the Perpetual Americas Funds Trust’s ability to consummate the transactions herein contemplated with respect to the Acquiring Fund.

(g) The Perpetual Americas Funds Trust, on its own behalf and with respect to the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been validly authorized by the Board of Trustees of the Perpetual Americas Funds Trust. This Agreement and all other necessary action on the part of the Perpetual Americas Funds Trust and the Acquiring Fund, executed and delivered by the Perpetual Americas Funds Trust, on its own behalf and with respect to the Acquiring Fund, constitute legal, valid and binding obligations enforceable against the Perpetual Americas Funds Trust, on its own behalf and with respect to the Acquiring Fund, in accordance with the terms of this Agreement, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(h) Neither the Perpetual Americas Funds Trust nor the Acquiring Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(i) The books and records of or relating to the Acquiring Fund (if any), (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) made available to the Target Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Perpetual Americas Funds Trust and the Acquiring Fund.

(j) The Acquiring Fund, a series of the Perpetual Americas Funds Trust, was duly constituted in accordance with the applicable provisions of the PAFT Declaration of Trust and the 1940 Act and other applicable law.

(k) The Acquiring Fund is, and will be at the time of Closing, a shell series created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund, and, prior to the Closing, (i) will not commence operations or carry on any business activities; (ii) will have no Tax attributes (including those specified in Section 381(c) of the Code), (iii) will not have held any property (other than a de minimis amount of assets to facilitate the transaction(s) described in the Agreement) and immediately following the Reorganization, the Acquiring Fund will possess solely assets and liabilities that were possessed by the Target Fund immediately prior to the Reorganization; provided, however, that at the time of or before the Reorganization, the Acquiring Fund may hold a de minimis amount of assets to facilitate its organization, and (iv) will not have prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the initial shareholder of the Acquiring Fund for the sole purpose of permitting the initial shareholder to approve certain matters to facilitate the organization of the Acquiring Fund. Immediately following the liquidation of the Target Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Target Fund shares who will own such shares of beneficial interest solely by reason of their ownership of Target Fund share immediately prior to the liquidation of the Target Fund.

(l) The Acquiring Fund will elect to be treated and intends to qualify as a RIC for U.S. federal income tax purposes under Part I of Subchapter M of the Code for its taxable year that includes the Closing, and intends to be eligible to compute its U.S. federal income tax under Section 852 of the Code for such taxable year, and to qualify and be eligible for treatment as a RIC for each subsequent taxable year; the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code; and, assuming the accuracy of the representation in Section 4(p), the consummation of the transactions contemplated by this Agreement will not cause the Acquiring Fund to fail to qualify as a RIC from and after the Closing.

(m) As of the Closing Date, no federal, state or other Tax returns of the Acquiring Fund will have been required by law to be filed and no federal, state or other Taxes will be due by the Acquiring Fund; the Acquiring Fund will not have been required to pay any assessments; and the Acquiring Fund will not have any Tax liabilities. Consequently, as of the Closing Date, the Acquiring Fund will not have any Tax deficiency or liability asserted against it or question with respect thereto raised, and the Acquiring Fund will not be under audit by the IRS or by any state or local tax authority for Taxes in excess of those already paid.

(n) The Perpetual Americas Funds Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act and, at the time of Closing, such policies and procedures have been appropriately tailored to address the business of the Acquiring Fund.

(o) The current prospectus and statement of additional information filed as part of the Perpetual Americas Funds Trust’s registration statement on Form N-1A, which will become effective prior to the Effective Date of the Reorganization, insofar as they relate to the Acquiring Fund and the Acquiring Fund Shares (the “Perpetual Americas Funds Trust Registration Statement”), conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in the Perpetual Americas Funds Trust Registration Statement or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(p) All information provided or identified in writing by the Perpetual Americas Funds Trust to the Target Trust in response to formal due diligence requests and requests for board meeting materials relating to the Perpetual Americas Funds Trust and the Acquiring Fund and their service providers are true and correct in all material respects and contain no material misstatements or omissions with respect to the Perpetual Americas Funds Trust and the Acquiring Fund as of the date hereof.

(q) The Acquiring Fund does not have any unamortized or unpaid organizational fees, within the meaning of US GAAP, or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates.

6.	REPRESENTATIONS AND WARRANTIES BY THE TARGET TRUST AND THE PERPETUAL AMERICAS FUNDS TRUST

The Target Trust, on behalf of the Target Fund, and the Perpetual Americas Funds Trust, on behalf of the Acquiring Fund, each represents and warrants to the other the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date.

(a) All information provided to the Target Trust by the Perpetual Americas Funds Trust, insofar as it relates to the Perpetual Americas Funds Trust and the Acquiring Fund, and by the Target Trust to the Perpetual Americas Funds Trust, insofar as it relates to the Target Trust and the Target Fund, for inclusion in, or transmittal with, the registration statement on Form N-14 (the “Registration Statement”), which includes a proxy statement/prospectus (the “Proxy Statement/Prospectus”), with respect to this Agreement pursuant to which approval of the Reorganization by vote of the Target Fund’s shareholders will be sought, as of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Target Fund and at the Effective Date of the Reorganization, (i) complies and will comply in all material respects with the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act and the rules and regulations thereunder, and (ii) does not and will not contain any untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. If at any time prior to the Closing Date, a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

(b) Except in the case of the Target Trust with respect to the approval of this Agreement and the Reorganization by vote of the Target Fund’s shareholders, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the 1934 Act, the 1940 Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), state securities laws or Massachusetts business trust laws or Delaware statutory trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7.	COVENANTS OF THE TARGET TRUST

(a) The Target Trust covenants to operate the business of the Target Fund in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends, shareholder purchases and redemptions and such selling and purchasing of securities and other changes as are contemplated by the Target Fund’s normal operations.

(b) Target Fund will call, convene and hold a meeting of shareholders of the Target Fund as soon as practicable, in accordance with applicable law and the Target Declaration of Trust and Target Bylaws, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in the Proxy Statement/Prospectus, and for such other purposes as may be necessary or desirable. In the event that insufficient votes are received from shareholders, the meeting may be adjourned as permitted under the Target Declaration of Trust, Target Bylaws and applicable law, and as set forth in the Proxy Statement/Prospectus, in order to permit further solicitation of proxies.

(c) The Target Trust undertakes that the Target Trust and the Target Fund will not acquire Acquiring Fund Shares for the purpose of making distributions thereof other than to the Target Fund’s shareholders.

(d) The Target Trust covenants that by the time of the Closing, all of the Target Fund’s federal and other Tax returns and reports required by law to be filed on or before the Closing, shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes, provided, however, if any of the Tax returns required to be filed by the Target Fund for any taxable year ended prior to the Closing have not been filed by the Closing, the Target Trust shall prepare and timely file with the relevant taxing authorities all such returns and the Target Trust shall make available to the Perpetual Americas Funds Trust drafts of such returns at least thirty days prior to filing such returns and shall cooperate in good faith with the Perpetual Americas Funds Trust to make any changes requested by the Perpetual Americas Funds Trust.

(e) The Target Trust will at, or as promptly as practicable following the Closing, provide the Perpetual Americas Funds Trust with:

(i) A copy of any Tax books and records of the Target Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Sections 1.6045A-1 and 1.6045B-1(a)) of the Treasury Regulations) required by law to be filed by the Acquiring Fund after the Closing, including for the avoidance of doubt information related to the respective adjusted tax basis of all investments to be transferred by the Target Fund to the Acquiring Fund;

(ii) A copy (which may be in electronic form) of the shareholder ledger accounts of the Target Fund, including, without limitation,

(a) the name, address and taxpayer identification number of each shareholder of record,

(b) the number of shares held by each shareholder of record,

(c) the dividend reinvestment elections applicable to each shareholder of record,

(d) the backup withholding certifications (e.g., IRS Form W-9) or non U.S. person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, W-8IMY), notices or records on file with the Target Fund with respect to each shareholder of record, and

(e) such information as the Perpetual Americas Funds Trust may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury Regulations following the Closing, in the case of each of (a)-(e), for all of the shareholders of record of the Target Fund’s shares as of the Close of Business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or its Vice President to the best of his or her knowledge and belief; and

(iii) Copies of all FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.

(f) As promptly as practicable, but in any case within sixty (60) calendar days after the date of Closing, the Target Trust shall furnish the Perpetual Americas Funds Trust a statement of earnings and profits of the Target Fund for U.S. federal income tax purposes that will be carried over by the Target Fund pursuant to Section 381 of the Code.

(g) The Target Trust shall supply to the Perpetual Americas Funds Trust, at the Closing, the unaudited statement of the assets and liabilities described in Section 4(g) of this Agreement in conformity with the requirements described in such Section. In addition, the Target Trust shall supply a schedule of portfolio investments, including, for the avoidance of doubt, any Russia Sanction Securities, as of the Valuation Date. The schedule of portfolio investments will present fairly the portfolio investments of the Target Fund as of the Valuation Date in conformity with generally accepted accounting principles applied on a consistent basis. The statement of assets and liabilities and schedule of portfolio investments shall be certified by the treasurer of the Target Trust, to the best of his or her knowledge, as being in conformity with generally accepted accounting principles applied on a consistent basis.

(h) As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders the Acquiring Fund Shares received at the Closing, as set forth in Section 1(a) hereof.

(i) The Target Trust agrees that the acquisition of all Assets and Liabilities of the Target Fund by the Perpetual Americas Funds Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Target Trust hereby assigns to the Perpetual Americas Funds Trust all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(j) Within a reasonable time following the Reorganization, the Target Trust shall cause the liquidation and termination of the Target Fund to be effected in the manner provided in the Target Declaration of Trust in accordance with applicable law and that on or after the Effective Date of the Reorganization, the Target Fund shall not conduct any business except in connection with its liquidation and termination.

(k) It is the intention of the parties to the Reorganization that such Reorganization will qualify as a “reorganization” described in Section 368(a)(1)(F) of the Code. Neither the Target Trust nor the Target Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” described in Section 368(a)(1)(F) of the Code.

8.	COVENANTS OF THE PERPETUAL AMERICAS FUNDS TRUST

(a) The Perpetual Americas Funds Trust covenants that the Acquiring Fund Shares to be issued and delivered to the Target Fund pursuant to the terms of Section 1(a) hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

(b) The Perpetual Americas Funds Trust covenants to establish and organize the Acquiring Fund as a series of the Perpetual Americas Funds Trust but that the Acquiring Fund will not carry on any business activities between the date hereof and the Effective Date of the Reorganization (other than such activities as are customary to the organization and registration of a new registered investment company prior to its commencement of operations, including holding and redeeming the initial investment of the initial shareholder of the Acquiring Fund prior to the Closing).

(c) The Perpetual Americas Funds Trust will prepare and file with the Commission the Registration Statement, which includes the Proxy Statement/Prospectus, in a form that satisfactory to the parties, and will use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable; provided, however, that the Perpetual Americas Funds Trust will not file the Registration Statement prior to providing a copy of the Registration Statement to the Target Trust in substantially the same form that such Registration Statement will be filed with the Commission.

(d) The Perpetual Americas Funds Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing.

(e) Upon effectiveness of the Registration Statement, the Perpetual Americas Funds Trust shall, with the assistance of the investment adviser to the Target Fund, cause to be mailed to each shareholder of record of the Target Fund, the Proxy Statement/Prospectus.

(f) It is the intention of the parties to the Reorganization that the Reorganization will qualify as a “reorganization” described in Section 368(a)(1)(F) of the Code. Neither the Perpetual Americas Funds Trust nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” described in Section 368(a)(1)(F) of the Code.

9.	CONDITIONS PRECEDENT TO BE FULFILLED BY THE TARGET TRUST AND THE PERPETUAL AMERICAS FUNDS TRUST

The respective obligations of the Target Trust, with respect to the Target Fund, and the Perpetual Americas Funds Trust, with respect to the Acquiring Fund, to effectuate this Agreement and the Reorganization of the Target Fund into the Acquiring Fund as contemplated hereunder, shall be subject to the following conditions:

(a) That (i) all the representations and warranties of the other party contained herein shall be true and correct in all respects material to the Target Fund or the Acquiring Fund as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations in respect of the Target Fund and the Acquiring Fund required by this Agreement to be performed by it at or prior to the Closing; and (iii) the other party shall have delivered to such party, in form and substance satisfactory to such party, a certificate to the foregoing effect signed by the President or Vice President and by the Secretary or equivalent officer of the party.

(b) That each party shall have delivered to the other party a copy of the resolutions approving this Agreement in respect of the Target Fund and the Acquiring Fund adopted by the Board of Trustees of the party delivering the copy, and certified by the Secretary or equivalent officer of the party delivering the copy.

(c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the Reorganization of the Target Fund and the Acquiring Fund contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit such Reorganization.

(d) That this Agreement, the Reorganization of the Target Fund and the Acquiring Fund and the transactions contemplated hereby for the Target Fund shall have been approved by the appropriate action of the shareholders of the Target Fund at an annual or special meeting or any adjournment or postponement thereof.

(e) That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby in respect of the Target Fund and the Acquiring Fund shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a material adverse effect, or the risk thereof, on the assets and properties of the Target Fund and/or the Acquiring Fund.

(f) That prior to or at the Closing, the Target Trust and the Perpetual Americas Funds Trust shall each receive an opinion from Ropes & Gray LLP (“Ropes & Gray”) satisfactory to both parties substantially to the effect that, provided the transaction contemplated hereby is carried out in accordance with the applicable laws of the State of Delaware and the Commonwealth of Massachusetts, the terms of this Agreement and in accordance with customary representations provided by the Perpetual Americas Funds Trust and the Target Trust in certificates delivered to Ropes & Gray, as to the Acquiring Fund and the Target Fund:

(i) The Reorganization, as provided for in this Agreement, will qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) Pursuant to Section 361(a) and Section 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund;

(iii) Pursuant to Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund;

(iv) Pursuant to Section 361(c)(1) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund Shares by the Target Fund to its shareholders as part of its complete liquidation pursuant to this Agreement;

(v) Pursuant to Section 362(b) of the Code, the tax basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the transfer;

(vi) Pursuant to Section 1223(2) of the Code, the holding periods of the Assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held or treated for U.S. federal income tax purposes as held by the Target Fund;

(vii) Pursuant to Section 354(a) of the Code, no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares solely for Acquiring Fund Shares (including fractional shares to which they may be entitled).

(viii) Pursuant to Section 358(a)(1) of the Code, the aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of Target Fund shares exchanged therefor;

(ix) Pursuant to Section 1223(1) of the Code, the holding period of Acquiring Fund Shares received by each shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) pursuant to this Agreement will include the holding period of Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange;

(x) The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder;

(xi) The consummation of the Reorganization will not terminate the taxable year of the Target Fund. The part of the taxable year of the Target Fund before the Reorganization and the part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund; and

The opinion will be based on the Agreement, certain factual certifications made by officers of the Target Trust and the Acquiring Trust, and such other items as deemed necessary to render the opinion and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

(g) That each of the Registration Statement and the Perpetual Americas Funds Trust Registration Statement with respect to the Acquiring Fund Shares to be delivered to the Target Fund’s shareholders in accordance with Section 1(a) hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or Perpetual Americas Funds Trust Registration Statement with respect to the Acquiring Fund Shares or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(h) That the Acquiring Fund Shares to be delivered in accordance with Section 1(a) hereof shall be eligible for sale by the Perpetual Americas Funds Trust with the securities commission or agency of each state or other jurisdiction of the United States with which such eligibility is required in order to permit the Shares lawfully to be delivered to the shareholders of the Target Fund.

(i) That the Perpetual Americas Funds Trust and the Acquiring Fund shall have received in form reasonably satisfactory to the Perpetual Americas Funds Trust and the Acquiring Fund at the Closing an opinion of Morgan, Lewis & Bockius LLP (“Target Trust Counsel”), counsel to the Target Trust (which opinion will be subject to certain qualifications reasonably satisfactory to the Perpetual Americas Funds Trust and the Acquiring Fund) substantially to the effect that, as to the Acquiring Fund and the Target Fund:

(i) The Target Trust is validly existing and in good standing as a statutory trust under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted and that the Target Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Target Trust’s Certificate of Trust, Target Declaration of Trust and Target Bylaws;

(ii) This Agreement has been duly authorized, executed, and delivered by the Target Trust, with respect to the Target Fund, and, assuming due authorization, execution and delivery of this Agreement by the Perpetual Americas Funds Trust, with respect to the Acquiring Fund, and assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act, is a valid and binding obligation of the Target Trust, with respect to the Target Fund, enforceable against the Target Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii) The execution and delivery of this Agreement did not, and the consummation of the Reorganization in respect of the Target Fund into the Acquiring Fund as contemplated hereby will not, violate the Target Trust’s Certificate of Trust, the Target Declaration of Trust, the Target Bylaws, or any provision of any Target Material Agreement known to such counsel to which the Target Trust or the Target Fund is a party or by which any of them is bound, it being understood that with respect to investment restrictions as contained in the Target Trust’s Certificate of Trust, the Target Declaration of Trust, the Target Bylaws, then current prospectus or statement of additional information and also with respect to a listing of all Target Material Agreements, such counsel may reasonably rely upon a certificate of an officer of the Target Trust whose responsibility it is to advise the Target Trust and the Target Fund with respect to such matters.

(iv) To the knowledge of such counsel, no consent, approval, authorization or other action by or filing with any governmental or regulatory body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Delaware and Massachusetts law.

(v) The Target Trust has duly registered all outstanding shares of the Target Fund under the 1933 Act, and such registration is in full force and effect; and

(vi) The outstanding shares of the Target Fund have been duly authorized and are validly issued, fully paid and, subject to the Target Declaration of Trust, non-assessable beneficial interests in the Target Trust.

In providing the opinion set forth in this Section 9(i), Target Trust Counsel (i) may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the Perpetual Americas Funds Trust, (ii) may rely upon the representations made in this Agreement, and (iii) may rely upon officers’ certificates and certificates of public officials. As used in paragraph 9(i), the term “good standing” means (i) having filed a copy of the Target Trust’s certificate of trust and declaration of trust pursuant to Delaware law, (ii) having filed the necessary certificates required to be filed under Delaware law, (iii) having paid the necessary fees due thereon and (iv) being authorized to exercise in the State of Delaware all of the powers recited in the Target Trust’s declaration of trust and to transact business in the State of Delaware.

(j) That the Target Trust and the Target Fund shall have received an opinion of Ropes & Gray at the Closing, in form satisfactory to the Target Trust and the Target Fund (which opinion will be subject to certain qualifications satisfactory to the Target Trust and the Target Fund), to the effect that:

(i) The Perpetual Americas Funds Trust is validly existing and in good standing as an unincorporated voluntary association under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted and that the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Perpetual Americas Funds Trust’s Certificate of Trust, PAFT Declaration of Trust and PAFT Bylaws;

(ii) This Agreement has been duly authorized, executed, and delivered by the Perpetual Americas Funds Trust, with respect to the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Target Trust, with respect to the Target Fund, and assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act, is a valid and binding obligation of the Perpetual Americas Funds Trust, with respect to the Acquiring Fund, enforceable against the Perpetual Americas Funds Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii) Acquiring Fund Shares to be delivered to the Target Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; and

(iv) The execution and delivery of this Agreement did not, and the consummation of the Reorganization in respect of the Target Fund into the Acquiring Fund as contemplated hereby will not, violate the Perpetual Americas Funds Trust’s Certificate of Trust, the PAFT Declaration of Trust, the PAFT Bylaws, or any provision of any PAFT Material Agreement known to such counsel to which the Perpetual Americas Funds Trust or the Acquiring Fund is a party or by which any of them is bound, it being understood that with respect to investment restrictions as contained in the Perpetual Americas Funds Trust’s Certificate of Trust, the PAFT Declaration of Trust, the PAFT Bylaws, then current prospectus or statement of additional information and also with respect to a listing of all PAFT Material Agreements, such counsel may reasonably rely upon a certificate of an officer of the Perpetual Americas Funds Trust whose responsibility it is to advise the Perpetual Americas Funds Trust and the Acquiring Fund with respect to such matters.

(v) To the knowledge of such counsel, no consent, approval, authorization or other action by or filing with any governmental or regulatory body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Massachusetts law.

In connection with the foregoing, it is understood that Ropes & Gray may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Perpetual Americas Funds Trust.

(k) The Target Fund shall have delivered to the Acquiring Fund (a) information concerning the tax basis and holding period of the Target Fund in all securities transferred to Acquiring Fund; (b) the Target Fund Shareholder Documentation; (c) all FASB ASC 740-10-25 (formerly, FIN 48) work papers; and (d) the Tax books and records of the Target Fund for purposes of preparing any Tax returns required by law to be filed after the Effective Date of the Reorganization.

(l) The Perpetual Americas Funds Trust, on behalf of the Acquiring Fund, has obtained the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing.

(m) The Board of Trustees of the Target Trust shall have received the executed side letter agreement among the Target Trust and the Perpetual Americas Funds Trust with respect to the Russia Sanction Securities.

(n) The Board of Trustees of the Perpetual Americas Funds Trust shall have received the executed side letter agreement among the Target Trust and the Perpetual Americas Funds Trust with respect to the Russia Sanction Securities.

10.	FEES AND EXPENSES; OTHER AGREEMENTS AND REPRESENTATIONS

(a) The Perpetual Americas Funds Trust represents and warrants to the Target Trust and the Target Trust represents and warrants to the Perpetual Americas Funds Trust, that, other than with respect to brokerage commissions payable in connection with the sale and repurchase of securities in non-U.S. markets that do not permit free of payment transfers, no brokers or finders or other entities are entitled to receive any payments in connection with the transactions described in this Agreement.

(b) Neither the Perpetual Americas Funds Trust nor the Target Trust shall be responsible for the expenses of entering into and carrying out the provisions of this Agreement and the Reorganization, except that the Target Fund may bear the costs of (i) buying and selling portfolio securities necessary to effect the Reorganization, (ii) taxes on capital gains that may be realized as a result of such transactions, and (iii) transfer or stamp duties expected to be imposed in non-U.S. markets in connection with the transfer of portfolio securities to the Perpetual Americas Funds Trust. Other than such costs, the expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, including, but not limited to the preparation and filing of the Registration Statement, registration of the Acquiring Fund Shares, delivery of and solicitation of approval of Target Fund shareholders to the Reorganization pursuant to the Registration Statement, special Board meetings relating to the Reorganization, any printing and mailing fees, fees of accountants and attorneys (including the Target Fund’s legal fees) and the costs of holding the Target Fund’s shareholder meeting and soliciting proxies, shall be borne by PAFS. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in the Acquiring Fund or the Target Fund failing to qualify and be eligible for treatment as a RIC under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Target Fund or the Acquiring Fund or any of their respective shareholders.

(c) PAFS has full power and authority to enter into and perform its obligations under Section 10 of this Agreement. The execution, delivery and performance of this Agreement have been validly authorized by the stockholders, directors, and/or other bodies necessary to authorize PAFS to take such actions. This Agreement and all other necessary action on the part of PAFS, executed and delivered by PAFS, constitute legal, valid and binding obligations enforceable against PAFS in accordance with the terms of this Agreement, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(d) All information provided or identified in writing by PAFS to the Target Trust in response to formal due diligence requests and requests for board meeting materials relating to PAFS, the Perpetual Americas Funds Trust and the Acquiring Fund and their service providers are true and correct in all material respects and contain no material misstatements or omissions with respect to PAFS, Perpetual Americas Funds Trust and the Acquiring Fund as of the date hereof.

11.	TERMINATION; WAIVER; ORDER

(a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated with respect to the Target Fund or the Acquiring Fund and the Reorganization involving such Fund abandoned at any time (whether before or after approval thereof by the shareholders of the Target Fund) prior to the Closing as follows:

(i) by mutual consent of the Target Trust and the Perpetual Americas Funds Trust;

(ii) by the Perpetual Americas Funds Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the Perpetual Americas Funds Trust as of the Closing, or if it reasonably appears that any condition precedent to the obligations of the Perpetual Americas Funds Trust set forth in Section 9 will not or cannot be met as of the Closing; or

(iii) by the Target Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the Target Trust as of the Closing, or if it reasonably appears that any condition precedent to the obligations of the Target Trust set forth in Section 9 will not or cannot be met as of the Closing.

(b) In addition, either of the Target Trust or the Perpetual Americas Funds Trust may at its option terminate this Agreement at or prior to the Closing Date because:

(i) With respect to a termination by the Target Trust, of a material breach by the Perpetual Americas Funds Trust or the Acquiring Fund of any representation, warranty, covenant or agreement contained herein to be performed by the Acquiring Trust or the Acquiring Fund at or prior to the Closing Date; or with respect to a termination by the Perpetual Americas Funds Trust, of a material breach by the Target Trust or Target Fund of any representation, warranty, covenant or agreement herein to be performed by the Target Trust or the Target Fund at or prior to the Closing Date;

(ii) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or

(iii) The Board of Trustees of the Perpetual Americas Funds Trust or the Board of Trustees of the Target Trust has resolved to terminate this Agreement after determining in good faith that circumstances have developed that would make proceeding with the transactions contemplated herein not in the best interests of the Acquiring Fund’s shareholders or the Target Fund’s shareholders, respectively.

(c) If the transactions contemplated by this Agreement with respect to the Target Fund have not been consummated by the Closing Date, this Agreement shall automatically terminate, with respect to the Target Fund, unless a later date is agreed to by both the Target Trust and the Perpetual Americas Funds Trust.

(d) In the event of termination of this Agreement pursuant to the provisions hereof with respect to the Target Fund or Acquiring Fund, the same shall become void and have no further effect with respect to the Target Fund or Acquiring Fund, and there shall not be any liability under this Agreement on the part of either the Target Trust or the Perpetual Americas Funds Trust or persons who are their trustees, officers, agents or shareholders in respect of such Fund.

(e) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the Target Trust or the Perpetual Americas Funds Trust, respectively (whichever is entitled to the benefit thereof). Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the shareholder approval requirement with respect to the Reorganization or the tax opinion required by Section 9(f).

(f) The respective representations, warranties and covenants contained in Sections 4-8 hereof, other than those set forth in Sections 7(h), 7(i) and 7(j), shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Target Trust nor the Perpetual Americas Funds Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing, provided that this section shall not limit any covenant or obligation contained herein that by its terms contemplates performance after Closing. This provision shall not protect any officer, trustee, agent or shareholder of the Target Trust or the Perpetual Americas Funds Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

(g) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Target Trust or the Board of Trustees of the Perpetual Americas Funds Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Target Fund, unless such further vote is required by applicable law or by mutual consent of the parties.

(h) In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that Sections 10(b), 11(d), 11(g), and 17 shall survive any termination of this Agreement.

12.	LIABILITY OF THE PERPETUAL AMERICAS FUNDS TRUST AND THE TARGET TRUST

(a) Each party acknowledges and agrees that all obligations of the Perpetual Americas Funds Trust under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Perpetual Americas Funds Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; that no other series of the Perpetual Americas Funds Trust or the Perpetual Americas Funds Trust generally shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the Target Trust nor the Target Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Perpetual Americas Funds Trust, the trustees, officers, employees or agents of the Perpetual Americas Funds Trust, or any of them.

(b) Each party acknowledges and agrees that all obligations of the Target Trust under this Agreement are binding only with respect to the Target Fund; that any liability of the Target Trust under this Agreement with respect to the Target Fund, or in connection with the transactions contemplated herein with respect to the Target Fund, shall be discharged only out of the assets of the Target Fund; that no other series of the Target Trust or the Target Trust generally shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the Perpetual Americas Funds Trust nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Target Trust, the trustees, officers, employees or agents of the Target Trust, or any of them.

13.	COOPERATION AND EXCHANGE OF INFORMATION

(a) The Perpetual Americas Funds Trust and the Target Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in: sale or transfer of Russia Sanction Securities; filing of a Form 8832 with respect to any Target Fund holding Russia Sanction Securities as contemplated in Section 1(e) of this Agreement; filing any Tax returns, amended return or claim for refund; determining a liability for Taxes or a right to a refund of Taxes; requesting a closing agreement or similar relief from a Taxing authority; participating in or conducting any audit or other proceeding in respect of Taxes; in determining the financial reporting of any Tax position; or declaring and paying any dividend or dividends, including pursuant to Section 855 of the Code, for purposes of making distributions of the Target Fund’s or Acquiring Fund’s, as applicable, (x) investment company taxable income (if any), net tax-exempt income (if any), and net capital gains (if any) in respect of a taxable year of the Target Fund or Acquiring Fund ending on or before or that includes the Closing Date of an amount or amounts sufficient for the Target Fund or the Acquiring Fund, as applicable, to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund-level U.S. federal income taxes for any such taxable year and (y) ordinary income and net capital gain in an amount or amounts sufficient to avoid the incurrence of any fund-level federal excise taxes under Section 4982 of the Code for any calendar year ending on or before December 31, 2024. Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

(b) Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund including, without limitation, responsibility for (i) preparing and filing Tax returns of the Target Fund relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority that is the responsibility of the Target Fund under applicable law, except as otherwise is mutually agreed by the parties.

(c) The Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust have concluded that, based on their evaluation of the effectiveness of the Target Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance that information provided by the Target Trust to the Perpetual Americas Funds Trust with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the Perpetual Americas Funds Trust on Forms N-CEN, N-PORT and N-CSR for the periods ending on or before October 31, 2023, which Forms will include information relating to the Target Fund, was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms with respect to the Target Fund’s operations prior to the Closing, and that there have been no changes in the Target Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred since October 31, 2022 that have materially affected, or are reasonably likely to materially affect, the Target Trust’s internal control over financial reporting during the relevant periods.

14.	ENTIRE AGREEMENT AND AMENDMENTS

This Agreement embodies the entire agreement between the Target Trust, on behalf of the Target Fund, and the Perpetual Americas Funds Trust, on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between such parties other than those described or set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other parties.

15.	COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

16.	NOTICES

Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the following addresses:

To the Target Trust:

One Freedom Valley Drive

Oaks, Pennsylvania 19456

To the Perpetual Americas Funds Trust:

1 Congress Street, Suite 3101

Boston, Massachusetts, 02114

To Perpetual Americas Funds Services:

1 Congress Street, Suite 3101

Boston, Massachusetts, 02114

17.	GOVERNING LAW

This Agreement shall be governed by and carried out in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

18.	EFFECT OF FACSIMILE OR ELECTRONIC SIGNATURE

A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

19.	PUBLICITY

Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

20.	CONFIDENTIALITY

(a) The parties will hold, and will cause their board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other party, all confidential information obtained from the other party in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, when necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the parties agree that they, along with their board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

21.	HEADINGS

The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the Target Trust, Perpetual Americas Funds Trust and PAFS have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

The Advisors’ Inner Circle Fund III, on behalf of the Target Funds

By:

Name:

Title:

Perpetual Americas Funds Trust, on behalf of the Acquiring Funds

By:

Name:	David Lebisky
Title:	Chief Compliance Officer

Perpetual Americas Funds Services]

Solely with respect to Section 10 of the Agreement

By:

Name:	Jonathan Weitz
Title:	Chief Operating Officer

[Signature Page to Agreement and Plan of Reorganization]

Exhibit A

Target Fund	Acquiring Fund

Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund

Barrow Hanley Credit Opportunities Fund	Barrow Hanley Credit Opportunities Fund

Barrow Hanley Floating Rate Fund	Barrow Hanley Floating Rate Fund

Barrow Hanley Total Return Bond Fund	Barrow Hanley Total Return Bond Fund

Barrow Hanley US Value Opportunities Fund	Barrow Hanley US Value Opportunities Fund

Barrow Hanley Emerging Markets Value Fund	Barrow Hanley Emerging Markets Value Fund

Barrow Hanley International Value Fund	Barrow Hanley International Value Fund

Exhibit B

Shareholder Class Reorganizations

Target Concentrated Emerging Markets ESG Opportunities Fund	Acquiring Concentrated Emerging Markets ESG Opportunities Fund
Class I Shares →	Institutional Class Shares

Target Credit Opportunities Fund	Acquiring Credit Opportunities Fund
Class I Shares →	Institutional Class Shares

Target Floating Rate Fund	Acquiring Floating Rate Fund
Class I Shares →	Institutional Class Shares

Target Total Return Bond Fund	Acquiring Total Return Bond Fund
Class I Shares →	Institutional Class Shares

Target US Value Opportunities Fund	Acquiring US Value Opportunities Fund
Class I Shares →	Institutional Class Shares

Target Emerging Markets Value Fund	Acquiring Emerging Markets Value Fund
Class I Shares →	Institutional Class Shares

Target International Value Fund	Acquiring International Value Fund
Class I Shares →	Institutional Class Shares

A-1

APPENDIX B – TARGET FUNDS FINANCIAL HIGHLIGHTS

Audited Target Funds Financial Highlights for the past five years, or for the life of the Target Fund, if shorter, for the fiscal period ended October 31, 2023

The table that follows presents performance information about the Target Funds. The information is intended to help you understand the Target Funds’ financial performance for the fiscal periods indicated. Some of this information reflects financial information for a single Target Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Target Funds, assuming reinvestment of all dividends and distributions. The information provided below has been audited by KPMG LLP, independent registered public accounting firm whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. You can obtain the Annual Report, which contains more performance information, at no charge by calling (866) 788-6397.

FINANCIAL HIGHLIGHTS

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
Concentrated Emerging Markets ESG Opportunities Fund
I Shares
2023	$7.97	$0.25	$0.68	$0.93	$(0.07)	$—	$(0.07)
2022(1)	10.00	0.19	(2.22)	(2.03)	—	—	—
Credit Opportunities Fund
I Shares
2023	$9.04	$0.63	$0.04	$0.67	$(0.72)	$—	$(0.72)
2022(1)	10.00	0.33	(1.00)	(0.67)	(0.29)	—	(0.29)
Floating Rate Fund
I Shares
2023	$9.45	$0.89	$0.23	$1.12	$(0.89)	$—	$(0.89)
2022(1)	10.00	0.33	(0.61)	(0.28)	(0.27)	—	(0.27)
Total Return Bond Fund
I Shares
2023	$9.03	$0.39	$(0.33)	$0.06	$(0.30)	$—	$(0.30)
2022(1)	10.00	0.17	(1.00)	(0.83)	(0.14)	—	(0.14)
US Value Opportunities Fund
I Shares
2023	$9.53	$0.13	$0.07	$0.20	$(0.10)	$(0.04)	$(0.14)
2022(1)	10.00	0.07	(0.54)	(0.47)	—	—	—
Emerging Markets Value Fund
I Shares
2023	$8.47	$0.27	$0.68	$0.95	$(0.27)	$—	$(0.27)
2022(2)	10.00	0.29	(1.82)	(1.53)	—	—	—
Y Shares
2023	$8.46	$0.27	$0.67	$0.94	$(0.25)	$—	$(0.25)
2022(2)	10.00	0.28	(1.82)	(1.54)	—	—	—

International Value Fund
I Shares
2023	$8.78	$0.39	$0.90	$1.29	$(0.14)	$—	$(0.14)
2022(2)	10.00	0.23	(1.45)	(1.22)	—	—	—
Y Shares
2023	$8.77	$0.31	$0.97	$1.28	$(0.12)	$—	$(0.12)
2022(2)	10.00	0.23	(1.46)	(1.23)	—	—	—

Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover†
Concentrated Emerging Markets ESG Opportunities Fund
$8.83	11.58%	$28,110	1.05%	1.73%	2.68%	63%
7.97	(20.30)	5,163	1.05	4.62	3.76	59
Credit Opportunities Fund
$8.99	7.49%	$94,778	0.78%	1.08%	6.82%	24%
9.04	(6.63)	97,302	0.78	1.11	6.19	29
Floating Rate Fund
$9.68	12.32%	$104,448	0.60%	1.01%	9.20%	35%
9.45	(2.81)	109,156	0.60	1.02	6.10	9
Total Return Bond Fund
$8.79	0.49%	$158,850	0.35%	0.90%	4.15%	125%
9.03	(8.38)	40,986	0.35	1.16	3.13	20
US Value Opportunities Fund
$9.59	2.03%	$82,833	0.71%	0.95%	1.31%	30%
9.53	(4.70)	104,306	0.71	0.99	1.28	47
Emerging Markets Value Fund
$9.15	11.10%	$2,550	0.99%	6.64%	2.83%	50%
8.47	(15.30)	2,056	0.99	14.67	3.55	40
$9.15	11.05%	$92	0.99%	6.68%	2.79%	50%
8.46	(15.40)	85	1.14	14.82	3.45	40
International Value Fund
$9.93	14.72%	$61,489	0.86%	1.23%	3.74%	57%
8.78	(12.20)	5,935	0.86	5.16	2.89	105
$9.93	14.62%	$99	0.86%	1.48%	2.98%	57%
8.77	(12.30)	88	1.01	8.99	2.79	105

B-1

*	Per unit data calculated using average shares method.
†

Total return and portfolio turnover are for the period indicated and have not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Commenced operations on April 12, 2022. All ratios for the period have been annualized.
(2)	Commenced operations on December 29, 2021. All ratios for the period have been annualized.

B-1

PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES 1. MAIL your signed and voted proxy back in YOU OWN. PLEASE CAST YOUR the postage paid envelope provided PROXY VOTE TODAY! 2. ONLINE at vote.proxyonline.com using your proxy control number found below SHAREHOLDER’S REGISTRATION PRINTED HERE 3. By PHONE when you dial toll-free 1-888- 227-9349 to reach an automated touchtone ***BOXES FOR TYPSETTING PURPOSES ONLY*** voting line 4. By PHONE with a live operator when you call THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON toll-free 1-866-521-4198 Monday through OUTBOUND 9X12 ENVELOPES. Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 Fund Name Here A SERIES OF THE ADVISORS’ INNER CIRCLE FUND III PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 5, 2024 The undersigned, revoking prior proxies, hereby appoints Michael Beattie, James Bernstein, Matthew Maher, Eric Griffith and Alexander Smith, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of (Fund Name). (the “Fund”) to be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456 on August 5, 2024 at 11:00am Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1- 866-521-4198. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 5, 2024. The proxy statement for this meeting is available at: vote.proxyonline.com/barrowhanley/docs/2024mtg.pdf    [PROXY ID NUMBER HERE]    [BAR CODE HERE]    [CUSIP HERE]

Fund Name Here PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy _______________________________________________________________ Statement of the Board of Trustees. Your signature(s) on this should be SIGNATURE (AND TITLE IF APPLICABLE) DATE exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full _______________________________________________________________ title and capacity in which they are signing. SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    FOR AGAINST ABSTAIN To approve an Agreement and Plan of Reorganization adopted by the Board (the “Plan”) which provides for the reorganization of the Barrow Hanley [] Fund, a series of 1. The Advisors’ Inner Circle Fund III, with and into the Barrow Hanley [] Fund, a series of    Perpetual Americas Funds Trust, as described more fully in the Plan. THANK YOU FOR VOTING    [PROXY ID NUMBER HERE]    [BAR CODE HERE]    [CUSIP HERE]

Filed pursuant to Rule 497(b) under

the Securities Act of 1933 File No. 333-279441

STATEMENT OF ADDITIONAL INFORMATION

June 17, 2024

Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund

Barrow Hanley Total Return Bond Fund

Barrow Hanley Credit Opportunities Fund

Barrow Hanley Floating Rate Fund

Barrow Hanley US Value Opportunities Fund

Barrow Hanley Emerging Markets Value Fund

Barrow Hanley International Value Fund

(each a series of The Advisors’ Inner Circle Fund III)

(each, a “Target Fund” and together, the “Target Funds”)

AND

Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund

Barrow Hanley Total Return Bond Fund

Barrow Hanley Credit Opportunities Fund

Barrow Hanley Floating Rate Fund

Barrow Hanley US Value Opportunities Fund

Barrow Hanley Emerging Markets Value Fund

Barrow Hanley International Value Fund

(each a series of Perpetual Americas Funds Trust)

(each, an “Acquiring Fund” and together, the “Acquiring Funds”)

This Statement of Additional Information (the “SAI”) relates to the Proxy Statement/Prospectus dated June 17, 2024 (the “Proxy Statement/Prospectus”) and Agreement and Plan of Reorganization, which is attached to the Proxy Statement/Prospectus (the “Plan”), with respect to the following proposed reorganizations of the Target Funds with and into their respective Acquiring Funds (each, a “Reorganization” and together, the “Reorganizations”):

(i)

the acquisition by Perpetual Americas Funds Trust, a Massachusetts business trust (the “Acquiring Trust”), on behalf of each Acquiring Fund identified in the first table below, of all of the assets of a corresponding Target Fund (as identified in the first table below), in exchange for shares of the corresponding class of the Acquiring Fund (as indicated in the second table below) (“Acquiring Fund Shares”), and the assumption by the Acquiring Trust, on behalf of each Acquiring Fund, of the liabilities of each corresponding Target Fund;

(ii)

the distribution of Acquiring Fund Shares to the shareholders of the corresponding Target Fund according to their respective interests in the Target Fund and its respective share classes in complete liquidation of the Target Funds; and

(iii)	the termination of each Target Fund as soon as practicable after the closing date, which is currently scheduled to take place at approximately 4 p.m. Eastern Standard Time on August 18, 2024.

Target Fund (each a series of The Advisors’ Inner Circle Fund III)	Acquiring Fund (each a series of Perpetual Americas Funds Trust)
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund
Barrow Hanley Total Return Bond Fund	Barrow Hanley Total Return Bond Fund
Barrow Hanley Credit Opportunities Fund	Barrow Hanley Credit Opportunities Fund
Barrow Hanley Floating Rate Fund	Barrow Hanley Floating Rate Fund
Barrow Hanley US Value Opportunities Fund	Barrow Hanley US Value Opportunities Fund
Barrow Hanley Emerging Markets Value Fund	Barrow Hanley Emerging Markets Value Fund
Barrow Hanley International Value Fund	Barrow Hanley International Value Fund

Target Fund Share Classes	Corresponding Acquiring Fund Share Classes
Class I Shares	Institutional Class Shares
Class Y Shares*	Institutional Class Shares

*	Barrow Hanley Emerging Markets Value Fund and Barrow Hanley International Value Fund only.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

1.

The SAI of the Target Trust on behalf of the Target Funds, dated March 1, 2024, as supplemented and amended to date (File No. 811-22920; previously filed on the EDGAR Database and available on the SEC’s website at https://www.sec.gov, Accession No. 0001398344-24-004822);

2.

The report of the Independent Registered Public Accounting Firm and the audited financial statements, including the financial highlights, appearing in the Target Funds’ annual report to shareholders for the period ended October 31, 2023 (File No. 811-22920; previously filed on the EDGAR Database and available on the SEC’s website at https://www.sec.gov, Accession No. 0001193125-24-005299); and

3.

The SAI of the Acquiring Trust on behalf of the Acquiring Fund dated June 17, 2024, as supplemented and amended (File No.  811-23615; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov , Accession No. 0001193125-24-162583).

This SAI is not a prospectus but should be read in conjunction with the Prospectus/Proxy Statement. The SAI and Prospectus/Proxy Statement may be obtained at no charge by calling 866-260-9549 or 312-557-5913 or by writing to Perpetual Americas Funds Trust, c/o The Northern Trust Company, P.O. Box 4766 Chicago, IL 60680-4766.

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the Acquiring Funds and Target Funds, and the fees and expenses of the Acquiring Funds on a pro forma basis after giving effect to the proposed Reorganizations, are included in “COMPARISON OF THE TARGET FUNDS AND THE ACQUIRING FUNDS—Comparison of Fee Tables and Expense Examples” in the Proxy Statement/Prospectus. Under the Plan, each Target Fund is proposed to be reorganized with and into its corresponding Acquiring Fund. The Reorganizations will not result in any material changes in the Target Funds’ investment portfolios because the Target Funds and their corresponding Acquiring Funds have substantially similar investment objectives and investment strategies and policies as described in the Proxy Statement/Prospectus. As a result, schedules of investments of the Acquiring Funds modified to show the effects of such changes are not required and are not included.

There are no material differences in accounting policies of the Target Funds as compared to those of the Acquiring Funds.

Perpetual Americas Funds Services, the investment adviser to the Acquiring Funds, and not the Target Funds or Acquiring Funds, will pay all costs associated with the reorganizations, other than certain costs specified in the Plan which are expected to be zero or otherwise de minimis.